                                              NEW ENGLAND POWER POOL

                                     RESTATED NEW ENGLAND POWER POOL AGREEMENT

                                  (As amended through the Seventy-Sixth Agreement
                                  Amending New England Power Pool Agreement; and
                                Reflecting Commission Orders through July 25, 2001)

New England Power Pool                                                                                  Sheet No. 2
Restated NEPOOL Agreement

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New England Power Pool                                                                                  Sheet No. 5
Restated NEPOOL Agreement

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         1.149A     Self-Schedule...............................................................................54A
         1.149B     Self-Supply.................................................................................54A

         1.164      Target Availability Rate....................................................................57A
         1.165      Tariff......................................................................................57A
         1.166      Tariff Committee............................................................................57A
         1.167      Technical Committees........................................................................57A
         1.168      Third Effective Date........................................................................57A
         1.169      Through or Out Service......................................................................57B
         1.170      Transition Period...........................................................................57B
         1.171      Transmission Customer.......................................................................57B
         1.172      Transmission Owner..........................................................................57B
         1.173      Transmission Owners Committee...............................................................57C
         1.174      Transmission Provider.......................................................................57C
         1.175      Unit Contract...............................................................................57C
         1.176      Withdrawal Factor...........................................................................57D
         1.177      Winter Capability...........................................................................57D
         1.178      Winter Period...............................................................................57D
         1.179      Zonal Price.................................................................................57D
         1.180      4-Hour Reserve..............................................................................57E
         1.181      4-Hour Reserve Entitlement..................................................................57E
         1.182      10-Minute Spinning Reserve..................................................................57F
         1.183      10-Minute Non-Spinning Reserve..............................................................57G
         1.184      30-Minute Operating Reserve.................................................................57I
         1.185      Modification of Certain Definitions When a Participant Purchases a Portion of Its
                    Requirements from Another Participant Pursuant to Firm Contract.............................57K

                                                                                                          Sheet No.
New England Power Pool                                                                                  Sheet No. 6
Restated NEPOOL Agreement

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         11A.9      ............................................................................................126
         11A.10     ............................................................................................126

New England Power Pool                                                                                  Sheet No. 7
Restated NEPOOL Agreement

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         11A.11     ............................................................................................127

         12.1       Obligations to Provide Installed Capability................................................135A
         12.2       Computation of Installed Capability Responsibilities.......................................135A

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New England Power Pool                                                                                  Sheet No. 8
Restated NEPOOL Agreement

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SECTION 14         INTERCHANGE TRANSACTIONS.....................................................................161
         14.1       Obligation for Energy, Operating Reserve and Automatic Generation Control...................161
         14.2       Obligation to Bid or Schedule, and Right to Receive Energy, Operating Reserve and
                    Automatic Generation Control................................................................164
         14.3       Amount of Energy, Operating Reserve and Automatic Generation Control Received or
                    Furnished...................................................................................169
         14.4       Payments by Participants Receiving Energy Service, Operating Reserve and Automatic
                    Generation Control..........................................................................172
         14.5       Payments to Participants Furnishing Energy Service, Operating Reserve, and Automatic

         14.12      Development of Rules Relating to Nuclear and Hydroelectric Generating Facilities,

         14.15      Additional Uplift Charges..................................................................198B

SECTION 14A  PARTICIPANT MARKET TRANSACTIONS ON AND AFTER THE CMS/MSS EFFECTIVE DATE...........................198C
         14A.1      Supply Obligations and Settlement Obligations for Energy, Operating Reserve, 4-Hour
                    Reserve and Automatic Generation Control...................................................198C
         14A.2      Right to Receive Service...................................................................198H
         14A.3      Participation in the Day-Ahead Market......................................................198I
         14A.4      Nature of Demand Bids and Supply Offers; Limitations; Self-Schedules and Self-Supplies.....198K
         14A.5      Scheduling Procedures in the Day-Ahead Market..............................................198R
         14A.6      Participation in the Real-Time Market......................................................198U
         14A.7      Scheduling Procedures in the Real-Time Market..............................................198V
         14A.8      Settlement Obligation Payments for Energy, Operating Reserves, 4-Hour Reserves and
                    Automatic Generation Control...............................................................198Z
         14A.9      Supply Obligation Payments For Energy, Operating Reserves, 4-Hour Reserves and
                    Automatic Generation Control..............................................................198CC
         14A.10     Contract and Scheduling Authority.........................................................198GG
         14A.11     Bilateral Transactions and Participant Transactions with Non-Participants.................198JJ
         14A.12     Determination of Locational Prices........................................................198KK
         14A.13      Determination of Operating Reserve and 4-Hour Reserve Clearing Prices....................198XX
         14A.14     Determination of AGC Clearing Price......................................................198AAA
         14A.15     Funds to or from which Payments are to Be Made...........................................198BBB

New England Power Pool                                                                                 Sheet No. 10
Restated NEPOOL Agreement

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         14A.16     Marginal Losses..........................................................................198JJJ
         14A.17     Congestion Cost and Revenues.............................................................198KKK
         14A.18     Market Monitoring and Reports............................................................198LLL
         14A.19     Additional Uplift Charges................................................................198RRR

         17A.1      ............................................................................................225
         17A.2      ............................................................................................225
         17A.3      ............................................................................................226
         17A.4      ............................................................................................226
         17A.5      ............................................................................................227
         17A.6      ............................................................................................227
         17A.7      ............................................................................................227
         17A.8      ............................................................................................228

PART FIVE     GENERAL...........................................................................................230

SECTION 18         GENERATION AND TRANSMISSION FACILITIES.......................................................230
         18.1       Designation of Pool-Planned Facilities......................................................230
         18.2       Construction of Facilities..................................................................230
         18.3       Protective Devices for Transmission Facilities and Automatic Generation Control

New England Power Pool                                                                                 Sheet No. 36
Restated NEPOOL Agreement

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THIS AGREEMENT dated as of the first day of September, 1971, as amended, was entered into by the signatories thereto for the establishment by them of a bulk power pool to be known as NEPOOL and is restated by an amendment dated as of December 1, 1996 and amended by subsequent amendments.

In consideration of the mutual agreements and undertakings herein, the signatories hereby agree as follows:

                                                         PART ONE
                                                         ---------
                                                        INTRODUCTION
                                                        ------------

                                                     SECTION 1

                                                    DEFINITIONS
                                                    -----------

Whenever used in this Agreement, in either the singular or the plural number, the terms contained in this Section shall have the meanings set forth herein.  If a term is identified in this Section with an asterisk (*), the definition may be modified in certain cases pursuant to the last subsection of this Section 1.  If  a term includes language in brackets ([ ]), such language shall become effective automatically on the CMS/MSS Effective
Date.  Certain definitions are included in braces ({ }).  These definitions are still subject to further modification or deletion and will not become effective except pursuant to a further Commission order.  To the extent appropriate to reflect the understandings of this introductory text, future composite copies of this
Agreement may remove brackets ([]), and braces ({ }), and part or all of this explanatory introductory language, and may renumber the definitions, without further specific amendment to or restatement of this Agreement.

1.1      ACCEPTED ELECTRIC INDUSTRY PRACTICE shall mean any of the practices, methods, and acts engaged in or
         -----------------------------------
         approved by a significant portion of the electric utility industry during the relevant time period, or any of the practices, methods, and acts which, in the exercise of reasonable judgement in light of the facts known at the time the decision was made, could have been expected to accomplish the desired result at a reasonable cost consistent with good business practices, reliability, safety and expedition.
         Accepted Electric Industry Practice is not limited to a single, optimum practice method or act to the exclusion of others, but rather is intended to include acceptable practices, methods, or acts generally accepted in the region.

1.2      ADJUSTED LOAD * (not less than zero) of a Participant during any particular hour is the Participant's
         -------------
         Load during such hour less any Kilowatts received (or Kilowatts which would have been received except for the application of Section 14.7(b)) by such Participant pursuant to a Firm Contract.

1.3      ADJUSTED MONTHLY PEAK of a Participant for a month is its Monthly Peak, provided that if there has been
         ---------------------
         a transfer between Participants, in whole or part, of the responsibilities under this Agreement during such month pursuant to a Firm Contract, the Adjusted Monthly Peak of each such Participant shall reflect the effect of such transaction, but the Adjusted Monthly Peak of a Participant shall not be changed from the Monthly Peak to reflect the effect of any other transaction.

1.4      ADJUSTED NET INTERCHANGE of a Participant for an hour is (a) the Kilowatts produced by or delivered to
         ------------------------
         the Participant from its Energy Entitlements or pursuant to arrangements entered into under Section
         14.6, as adjusted in accordance with Market Rules approved by the Markets Committee to take account of associated electrical losses, as appropriate, minus (b) the sum of (i) the Electrical Load of the
         Participant for the hour, and (ii) the kilowatthours delivered by such Participant to other Participants pursuant to Firm Contracts or System Contracts, in accordance with the treatment agreed to pursuant to
         Section 14.7(a), together with any associated electrical losses.  This section shall terminate and be of no further force and effect after final settlement with respect to services rendered until the CMS/MSS
         Effective Date.

1.5      ADMINISTRATIVE PROCEDURES are procedures adopted by the System Operator in order to fulfill its
         -------------------------
         responsibilities to apply and implement NEPOOL System Rules.

1.6      AGC CAPABILITY of an electric generating unit or combination of units is the maximum dependable ability
         --------------
         of the unit or units to increase or decrease the level of output within a time frame specified by Market
         Rules approved by the Markets Committee, in response to a remote direction from the System Operator in order to maintain currently proper power flows into and out of the NEPOOL Control Area and to control frequency.

1.7      AGC ENTITLEMENT is the right for the purposes of settlement to all or a portion of the AGC Capability of
         ---------------
         a generating unit or units to which an Entity is entitled as an owner (either sole or in common) or as a purchaser under a Unit Contract, reduced by any portion thereof which such Entity is selling pursuant to a Unit Contract.  An AGC Entitlement in a generating unit or units may, but need not, be combined with any other Entitlements relating to such generating unit or units and may be transferred separately from the related Installed Capability Entitlement, Energy Entitlement[, 4-Hour Reserve Entitlement] or
         Operating Reserve Entitlement.

1.8      AGREEMENT is this restated contract and attachments, including the Tariff, as amended and restated from
         ---------
         time to time.

1.9      ANNUAL TRANSMISSION REVENUE REQUIREMENTS of a Participant's PTF or of all Participants' PTF for purposes
         ----------------------------------------
         of this Agreement are the amounts determined in accordance with Attachment F to the Tariff.

1.10     AUTOMATIC GENERATION CONTROL OR AGC is a measure of the ability of a generating unit or portion thereof
         -----------------------------------
         to respond automatically within a specified time to a remote direction from the System Operator to increase or decrease the level of output in order to control frequency and to maintain currently proper power flows into and out of the NEPOOL Control Area.

1.11     BALLOTING AGENT is the Secretary of the Participants Committee.
         ---------------

1.12     BID PRICE is the amount which a Participant offers to accept, in a notice furnished to the System
         ---------
         Operator by it or on its behalf in accordance with the Market Rules approved by the Markets Committee, as compensation for (i) furnishing Installed Capability to other Participants pursuant to this
         Agreement, or (ii) preparing the start up or starting up or increasing the level of operation of, and thereafter operating, a generating unit or units to provide Energy to other Participants pursuant to this Agreement, or (iii) having a unit or units available to provide Operating Reserve to other
         Participants pursuant to this Agreement, or (iv) having a unit or units available to provide AGC to other Participants pursuant to this Agreement, or (v) providing to other Participants Installed
         Capability, Energy, Operating Reserve and/or AGC pursuant to a Firm Contract or System Contract in accordance with Section 14.7.  This definition shall terminate and be of no further force and effect after final settlement with respect to services rendered before the CMS/MSS Effective Date.

1.13     BILATERAL TRANSACTION is a transaction, including a Firm Contract, System Contract, Load Asset Contract
         ---------------------
         or other contract, between two or more Participants submitted for the transfer of Settlement Obligations in accordance with the Market Rules with respect to Installed Capability, Energy at one or more
         Locations within the NEPOOL Control Area, Operating Reserve[, 4-Hour Reserve] and/or AGC.  When used in the plural form, it may be any or all such arrangements or combinations thereof, as the context requires.

1.14     CLEARING PRICE is the amount determined for Energy, Operating Reserve and AGC pursuant to Sections 14.8,
         --------------
         14.9 and 14.10, respectively, until the CMS/MSS Effective Date, and thereafter pursuant to Sections
         14A.8(a), 14A.8(b) and 14A.8(c), respectively.

1.15     CMS is the Congestion management system under the NEPOOL arrangements, including Locational Prices for
         ---
         Energy and Financial Congestion Rights.

1.16     CMS/MSS EFFECTIVE DATE is the date on which the provisions of Section 14A shall become fully effective
         ----------------------
         and supersede the provisions of Section 14.  The CMS/MSS Effective Date shall be a date fixed by the
         Participants Committee which occurs after NEPOOL System Rules and computer programs to fully implement
         Section 14A of the Agreement and Schedules 13, 14 and 15 of the Tariff are in place and at least thirty
         (30) days have elapsed since the Participants Committee has provided notice to the Commission of the proposed CMS/MSS Effective Date.

1.17     COMMISSION is the Federal Energy Regulatory Commission.
         ----------

1.18     CONGESTION is a condition of the NEPOOL Transmission System in which transmission limitations prevent
         ----------
         unconstrained regional economic dispatch of the power system.  Following the CMS/MSS Effective Date,
         Congestion is the condition that results in the Congestion Component of the Locational Price at one
         Location being different from the Congestion Component of the Locational Price at another Location during any given hour of the Dispatch Day in the Day-Ahead Market and Real-Time Market.

1.19     CONGESTION COMPONENT is the component of the Nodal Price that reflects the marginal cost of Congestion
         --------------------
         at a given Node or External Node relative to the Reference Node.  When used in connection with Zonal
         Price and Hub Price, the term Congestion Component refers to the Congestion Components of the Nodal
         Prices that comprise the Zonal Price and Hub Price averaged or weighted in the same way that Nodal
         Prices are averaged or weighted to determine the Zonal Price and Hub Price, respectively.

1.20     CONGESTION COST is the cost of Congestion as defined in Section 14.14 of the Agreement and Section 24 of
         ---------------
         the Tariff for services until the CMS/MSS Effective Date.  On and after the CMS/MSS Effective Date,
         Congestion Cost is the cost of Congestion as measured by the difference between the Congestion
         Components of the Locational Prices at different Locations and/or Reliability Regions on the NEPOOL
         Transmission System.

1.21     CONGESTION REVENUE for each hour is the surplus revenue, if any, for each hour after netting the
         ------------------
         revenues paid and collected for the Congestion Components of Locational Price for all Energy
         transactions on the NEPOOL Transmission System, including Energy deliveries by Non-Participant
         Transmission Customers taking service under the Tariff, as settled in accordance with the Market Rules.
         Congestion Revenue is calculated for each hour of the Dispatch Day in the Day-Ahead Market and Real-Time
         Market as provided in Section E of Schedule 14 of the Tariff and the applicable Market Rules.

1.22     CONGESTION REVENUE FUND is the fund of Congestion Revenue administered by the System Operator in
         -----------------------
         accordance with Section 14A.17 of the Agreement, Schedules 13 and 14 of the Tariff, and the applicable
         Market Rules.

1.23     CONTROL AREA is an electric power system or combination of electric power systems to which a common
         ------------
         automatic generation control scheme is applied in order to:

(i)      match, at all times, the power output of the generators within the electric power system(s) and capacity and energy purchased from entities outside the electric power system(s), with the load within the electric power system(s);

(ii)     maintain scheduled interchange with other Control Areas, within the limits of Accepted Electric Industry
                  Practice;

(iii)    maintain the frequency of the electric power system(s) within reasonable limits in accordance with
                  Accepted Electric Industry Practice and the criteria of the applicable regional reliability council or the NERC; and

(iv)     provide sufficient generating capacity to maintain operating reserves in accordance with Accepted
                  Electric Industry Practice.

1.24     CURTAILMENT is a reduction in firm or non-firm transmission service in response to a transmission
         -----------
         capacity shortage as a result of system reliability conditions.

1.25     DAY-AHEAD is the calendar day immediately preceding a Dispatch Day for which Participants submit Demand
         ---------
         Bids and Supply Offers in accordance with applicable Market Rules and the System Operator schedules
         Resources for Energy, Operating Reserve, 4-Hour Reserve and AGC in accordance with applicable NEPOOL
         System Rules.

1.26     DAY-AHEAD MARKET is the market provided for in Section 14A and conducted in the calendar day immediately
         ----------------
         preceding a Dispatch Day in which Energy, Operating Reserve, 4-Hour Reserve and AGC are scheduled for a
         Dispatch Day, based on the Day-Ahead Demand Bids and Supply Offers and applicable NEPOOL System Rules.

1.27     DEMAND BID is a proposal by a Participant to receive and pay for Energy, at a specified Location and at
         ----------
         a specified Demand Bid Price, that is submitted to the System Operator pursuant to the Agreement and applicable Market Rules, and includes information with respect to the quantity to be received and paid for and other matters complying with the Market Rules.

1.28     DEMAND BID PRICE is the price specified by a Participant to the System Operator in a Demand Bid for
         ----------------
         Energy at a specified Location.

1.29     DIRECT ASSIGNMENT FACILITIES are facilities or portions of facilities that are Non-PTF and are
         ----------------------------
         constructed for the sole use/benefit of a particular Transmission Customer requesting service under the
         Tariff or Generator Owner requesting an interconnection.  Direct Assignment Facilities shall be specified in a separate agreement with the Transmission Provider whose transmission system is to be modified to include and/or interconnect with said Facilities, shall be subject to applicable Commission requirements and shall be paid for by the Transmission Customer or a Generator Owner in accordance with the separate agreement and not under the Tariff.

1.30     DISPATCH DAY is the period beginning at the minute ending 0001 and ending at 2400 each day.
         ------------

1.31     DISPATCHABLE LOAD is any portion of the Electrical Load of a Participant that meets the requirements of
         -----------------
         the Market Rules to qualify as Operating Reserve or 4-Hour Reserve or to have its Energy consumption modified in Real-Time because of its ability to respond to remote dispatch instructions from the System
         Operator.  A Demand Bid to receive and pay for Energy at an External Node shall, if scheduled, be considered a Dispatchable Load for the purposes of the Day-Ahead Market and the Real-Time Market.

1.32     DISPATCH PRICE of a generating unit or combination of units, or a Firm Contract or System Contract
         --------------
         permitted to be bid to supply Energy in accordance with Section 14.7(b) until the CMS/MSS Effective Date or permitted to be included in a Supply Offer for Energy in accordance with 14A.11(b) on and after the
         CMS/MSS Effective Date, is the price to provide Energy from the unit or units or Firm Contract or System
         Contract, as determined pursuant to the Market Rules to incorporate the Bid Price or Supply Offer Price, as appropriate, for such Energy and any loss adjustments, if and as appropriate under applicable Market
         Rules.

1.33     DISTRIBUTION COMPANY has the meaning specified in Section 14A.12(b).
         --------------------

1.34     DISTRIBUTION COMPANY LOAD ZONE has the meaning specified in Section 14A.12(b).
         ------------------------------

1.35     EHV PTF are PTF transmission lines which are operated at 230 kV or above and related PTF facilities,
         -------
         including transformers which link other EHV PTF facilities, but do not include transformers which step down from 230 kV or a higher voltage to a voltage below 230 kV.

1.36     ELECTRICAL LOAD (in Kilowatts) of a Participant during any particular hour is the total during such hour
         ---------------
         (eliminating any distortion arising out of (i) Interchange Transactions, or (ii) transactions across the system of such Participant, or (iii) deliveries between Entities constituting a single Participant, or
         (iv) other electrical losses, if and as appropriate), of

(a)      kilowatthours provided by such Participant to its retail customers for consumption, plus

(b)      kilowatthours of use by such Participant, plus

(c)      kilowatthours of electrical losses and unaccounted for use by the Participant on its system, plus

(d)      kilowatthours used by such Participant for pumping Energy for its Entitlements in pumped storage hydroelectric generating facilities, plus

(e)      kilowatthours delivered by such Participant to Non-Participants, plus

(f)      kilowatthours of Electrical Load responsibility incurred due to a transfer from another Participant pursuant to a Load Asset Contract for Electrical Load, minus

(g)      kilowatthours of Electrical Load responsibility transferred to another Participant pursuant to a Load
                  Asset Contract for Electrical Load.

         The Electrical Load of a Participant may be calculated in any reasonable manner which substantially complies with this definition.

1.37     ELIGIBLE CUSTOMER is the following:  (i) Any Participant that is engaged, or proposes to engage, in the
         -----------------
         wholesale or retail electric power business is an Eligible Customer under the Tariff.  (ii) Any electric utility (including any power marketer), Federal power marketing agency, or any other entity generating electric energy for sale or for resale is an Eligible Customer under the Tariff.  Electric energy sold or produced by such entity may be electric energy produced in the United States, Canada or Mexico.
         However, with respect to transmission service that the Commission is prohibited from ordering by Section
         212(h) of the Federal Power Act, such entity is eligible only if the service is provided pursuant to a state requirement that the Transmission Provider with which that entity is directly interconnected offer the unbundled transmission service, or pursuant to a voluntary offer of such service by the Transmission
         Provider with which that entity is directly interconnected.  (iii) Any end user taking or eligible to take unbundled transmission service pursuant to a state requirement that the Transmission Provider with which that end user is directly interconnected offer the transmission service, or pursuant to a voluntary offer of such service by the Transmission Provider with which that end user is directly interconnected, is an Eligible Customer under the Tariff.

1.38     END USER BEHIND-THE-METER GENERATION is generation that has all three of the following attributes: (a)
         ------------------------------------
         it is owned by a Governance Only Member; and (b) it is used to meet that Governance Only Member's load or, for any hour in which the output of the End User Behind-the-Meter Generation owned by the Governance
         Only Member exceeds its Electrical Load, another Participant which is not a Governance Only Member is obligated under tariff or contract to report such excess to the ISO pursuant to applicable Market Rules;
         and (c) it is delivered to the Governance Only Member without the use of PTF or another Entity's transmission or distribution facilities.

1.39     END USER ORGANIZATION is an End User Participant which is (a) a registered tax-exempt non-profit
         ---------------------
         organization with (i) an organized board of directors and (ii) a membership (A) of at least 100 Entities that buy electricity at wholesale or retail in the New England states or (B) with an aggregate peak monthly demand (non-coincident) for load in New England, including load served by End User
         Behind-the-Meter Generation, of at least ten (10) megawatts or (b) a municipality or other governmental agency located in New England which does not meet the definition of Publicly Owned Entity.

1.40     END USER PARTICIPANT is a Participant which is a consumer of electricity in the NEPOOL Control Area that
         --------------------
         generates or purchases electricity primarily for its own consumption or a non-profit group representing such consumers.

1.41     ENERGY is electrical energy, measured in kilowatthours or megawatthours.
         ------

1.42     ENERGY ENTITLEMENT is a right for purposes of settlement to all or a portion of the electric output of a
         ------------------
         generating unit at the Node where such unit is interconnected to the NEPOOL Transmission System to which an Entity is entitled as an owner (either sole or in common) or as a purchaser pursuant to a Unit
         Contract, reduced by any portion thereof which such Entity is selling pursuant to a Unit Contract.  An
         Energy Entitlement in a generating unit or units may, but need not, be combined with any other
         Entitlements relating to such generating unit or units and may be transferred separately from the related Installed Capability Entitlement, Operating Reserve Entitlements[, 4-Hour Reserve Entitlement]
         or AGC Entitlement.

1.43     ENTITLEMENT is an Installed Capability Entitlement, Energy Entitlement, Operating Reserve Entitlement[,
         -----------
         4-Hour Reserve Entitlement] or AGC Entitlement.  When used in the plural form, it may be any or all such
         Entitlements or combinations thereof, as the context requires.

1.44     ENTITY is any person or organization whether the United States of America or Canada or a state or
         ------
         province or a political subdivision thereof or a duly established agency of any of them, a private corporation, a partnership, an individual, an electric cooperative or any other person or organization recognized in law as capable of owning property and contracting with respect thereto that is either:

(a)      engaged in the electric power business (the generation and/or transmission and/or distribution of electricity for consumption by the public or the purchase, as a principal or broker, of
                  Installed Capability, Energy, Operating Reserve, [4-Hour Reserve] and/or AGC for resale); or

(b)      a consumer of electricity in the NEPOOL Control Area that generates or purchases electricity primarily for its own consumption or a non-profit group representing such consumers.

1.45     EXCEPTED TRANSACTION is a transaction specified in Section 25 of the Tariff for the applicable period
         --------------------
         specified in that Section, or in Sections 25A and 25B of the Tariff.

1.46     EXTERNAL NODE is a bus or buses used for establishing a Locational Price for Energy received by
         -------------
         Participants from, or delivered by Participants to, a neighboring Control Area.

1.47     FACILITIES STUDY is an engineering study conducted pursuant to this Agreement or the Tariff by the
         ----------------
         System Operator and/or one or more affected Participants to determine the required modifications to the
         NEPOOL Transmission System, including the cost and scheduled completion date for such modifications, that will be required to provide a requested transmission service or interconnection.

1.48     FCR is a Financial Congestion Right.
         ---

1.49     FINANCIAL CONGESTION RIGHT is a financial instrument that evidences the rights and obligations specified
         --------------------------
         in Schedule 14 of the Tariff.

1.50     FIRM CONTRACT is any contract, other than a Unit Contract, for the purchase of Installed Capability,
         -------------
         Energy [at a Location], Operating Reserves[, 4-Hour Reserves] and/or AGC, pursuant to which the purchaser's right to receive such Installed Capability, Energy, Operating Reserves[, 4-Hour Reserves]
         and/or AGC is subject only to the supplier's inability to satisfy its obligations thereunder as the result of events beyond the supplier's reasonable control.

1.51     FIRST EFFECTIVE DATE is March 1, 1997.
         --------------------

1.52     GOVERNANCE ONLY MEMBER is an End User Participant that participates in NEPOOL for governance purposes
         ----------------------
         only and elects to be a Governance Only Member before its application is approved by NEPOOL.

1.53     HQ CONTRACTS are the HQ Interconnection Agreement, the HQ Phase I Energy Contract, and the HQ Phase II
         ------------
         Firm Energy Contract.

1.54     HQ ENERGY BANKING AGREEMENT is the Energy Banking Agreement entered into on March 21, 1983 by
         ---------------------------
         Hydro-Quebec, the Participants, New England Electric Transmission Corporation and Vermont Electric
         Transmission Company, Inc., as it may be amended from time to time.

1.55     HQ INTERCONNECTION is the United States segment of the transmission interconnection which connects the
         ------------------
         systems of Hydro-Quebec and the Participants.  "Phase I" is the United States portion of the 450 kV HVDC transmission line from a terminal at the Des Cantons Substation on the Hydro-Quebec system near
         Sherbrooke, Quebec to a terminal having an approximate rating of 690 MW at a substation at the Comerford
         Generating Station on the Connecticut River.  "Phase II" is the United States portion of the facilities required to increase to approximately 2000 MW the transfer capacity of the HQ Interconnection, including an extension of the HVDC transmission line from the terminus of Phase I at the Comerford Station through
         New Hampshire to a terminal at the Sandy Pond Substation in Massachusetts.  The HQ Interconnection does not include any PTF facilities installed or modified to effect reinforcements of the New England AC transmission system required in connection with the HVDC transmission line and terminals.

1.56     HQ INTERCONNECTION AGREEMENT is the Interconnection Agreement entered into on March 21, 1983 by
         ----------------------------
         Hydro-Quebec and the Participants, as it may be amended from time to time.

1.57     HQ INTERCONNECTION CAPABILITY CREDIT of a Participant for a month during the Base Term (as defined in
         ------------------------------------
         Section 1.63) of the HQ Phase II Firm Energy Contract is the sum in Kilowatts of (1)(a) the
         Participant's percentage share, if any, of the HQ Phase I Transfer Capability times (b) the HQ Phase I
         Transfer Credit, plus (2)(a) the Participant's percentage share, if any, of the HQ Phase II Transfer
         Capability, times (b) the HQ Phase II Transfer Credit. The Participants Committee shall establish appropriate HQ Interconnection Capability Credits to apply for a Participant which has such a percentage share (i) during an extension of the HQ Phase II Firm Energy Contract, and (ii) following the expiration of the HQ Phase II Firm Energy Contract.

1.58     HQ INTERCONNECTION TRANSFER CAPABILITY is the transfer capacity of the HQ Interconnection under normal
         --------------------------------------
         operating conditions, as determined in accordance with Accepted Electric Industry Practice.  The "HQ
         Phase I Transfer Capability" is the transfer capacity under normal operating conditions, as determined in accordance with Accepted Electric Industry Practice, of the Phase I terminal facilities as determined initially as of the time immediately prior to Phase II of the Interconnection first being placed in service, and as adjusted thereafter only to take into account changes in the transfer capacity which are independent of any effect of Phase II on the operation of Phase I.  The "HQ Phase II Transfer
         Capability" is the difference between the HQ Interconnection Transfer Capability and the HQ Phase I
         Transfer Capability.  Determinations of, and any adjustment in, transfer capacity shall be made by the
         Markets Committee in accordance with a schedule consistent with that followed by it in its determination of the Winter Capability and Summer Capability of generating units.

1.59     HQ NET INTERCONNECTION CAPABILITY CREDIT of a Participant at a particular time is its HQ Interconnection
         ----------------------------------------
         Capability Credit at the time in Kilowatts, minus a number of Kilowatts equal to (1) the percentage of its share of the HQ Interconnection Transfer Capability committed or used by it for an "Entitlement
         Transaction" at the time under the HQ Use Agreement, times (2) its HQ Interconnection Capability Credit for the current month.

1.60     HQ PHASE I ENERGY CONTRACT is the Energy Contract entered into on March 21, 1983 by Hydro-Quebec and the
         --------------------------
         Participants, as it may be amended from time to time.

1.61     HQ PHASE I PERCENTAGE is the percentage of the total HQ Interconnection Transfer Capability represented
         ---------------------
         by the HQ Phase I Transfer Capability.

1.62     HQ PHASE I TRANSFER CREDIT is 60/69 of the HQ Phase I Transfer Capability, or such other fraction of the
         --------------------------
         HQ Phase I Transfer Capability as the Participants Committee may establish.

1.63     HQ PHASE II FIRM ENERGY CONTRACT is the Firm Energy Contract dated as of October 14, 1985 between
         --------------------------------
         Hydro-Quebec and certain of the Participants, as it may be amended from time to time.  The "Base Term"
         of the HQ Phase II Firm Energy Contract is the period commencing on the date deliveries were first made under the Contract and ending on August 31, 2000.

1.64     HQ PHASE II GROSS TRANSFER RESPONSIBILITY of a Participant for any month during the Base Term of the HQ
         -----------------------------------------
         Phase II Firm Energy Contract (as defined in Section 1.63) is the number in Kilowatts of (a) the
         Participant's percentage share, if any, of the HQ Phase II Transfer Capability for the month times (b)
         the HQ Phase II Transfer Credit.  Following the Base Term of the HQ Phase II Firm Energy Contract, and
         again following the expiration of the HQ Phase II Firm Energy Contract, the Participants Committee shall establish an appropriate HQ Phase II Gross Transfer Responsibility that shall remain in effect concurrently with the HQ Interconnection Capability Credit.

1.65     HQ PHASE II NET TRANSFER RESPONSIBILITY of a Participant for any month is its HQ Phase II Gross Transfer
         ---------------------------------------
         Responsibility for the month minus a number of Kilowatts equal to (1) the highest percentage of its share of the HQ Interconnection Transfer Capability committed or used by it on any day of the month for an "Entitlement Transaction" under the HQ Use Agreement, times (2) its HQ Phase II Gross Transfer
         Responsibility for the month.

1.66     HQ PHASE II PERCENTAGE is the percentage of the total HQ Interconnection Transfer Capability represented
         ----------------------
         by the HQ Phase II Transfer Capability.

1.67     HQ PHASE II TRANSFER CREDIT is 90/131 of the HQ Phase II Transfer Capability, or such other fraction of
         ---------------------------
         the HQ Phase II Transfer Capability as the Participants Committee may establish.

1.68     HQ USE AGREEMENT is the Agreement with Respect to Use of Quebec Interconnection dated as of December 1,
         ----------------
         1981 among certain of the Participants, as amended and restated as of September 1, 1985 and as it may be further amended from time to time.

1.69     HUB is a specific set of pre-defined Nodes, approved by the Participants Committee, for which a
         ---
         Locational Price will be calculated and which can be used to establish a reference price for Energy purchases and the transfer of Settlement Obligations for Energy and for the designation of FCRs in accordance with Schedule 14 of the Tariff.

1.70     HUB PRICE in each hour of the Dispatch Day in the Day-Ahead Market and the Real-Time Market is the price
         ---------
         used for Energy purchases and Settlement Obligations for Energy which are treated as being transferred at a Hub in the hour.  Hub Prices are calculated in accordance with Section 14A.12 of the Agreement and
         Schedule 13 of the Tariff.

1.71     INSTALLED CAPABILITY of an electric generating unit or combination of units during the Winter Period is
         --------------------
         the Winter Capability of such unit or units and during the Summer Period is the Summer Capability of such unit or units.

1.72     INSTALLED CAPABILITY ENTITLEMENT is (a) the right to all or a portion of the Installed Capability of a
         --------------------------------
         generating unit or units to which an Entity is entitled as an owner (either sole or in common) or as a purchaser pursuant to a Unit Contract, (b) reduced by any portion thereof which such Entity is selling pursuant to a Unit Contract, and (c) further reduced or increased, as appropriate, to recognize rights to receive or obligations to supply Installed Capability pursuant to Firm Contracts or System Contracts in accordance with Section 14.7(a).  An Installed Capability Entitlement relating to a unit or units may, but need not, be combined with any other Entitlements relating to such generating unit or units and may be transferred separately from the related Energy Entitlement, Operating Reserve Entitlements, or
         AGC Entitlement.

1.73     INSTALLED CAPABILITY RESPONSIBILITY * of a Participant for any month is the number of Kilowatts
         -----------------------------------
         determined in accordance with Section 12.2.

1.74     INSTALLED SYSTEM CAPABILITY of a Participant at a particular time is (i) the sum of such Participant's
         ---------------------------
         Installed Capability Entitlements plus (ii) its HQ Net Interconnection Capability Credit at the time.

1.75     INTERCHANGE TRANSACTIONS are transactions deemed to be effected under Section 12 of the Prior NEPOOL
         ------------------------
         Agreement prior to the Second Effective Date, and transactions deemed to be effected under Section 14 of this Agreement on and after the Second Effective Date.

1.76     INTERNAL POINT-TO-POINT SERVICE is the transmission service by that name provided pursuant to Section 19
         -------------------------------
         of the Tariff.

1.77     INTERRUPTION
         ------------

(a)               Until the CMS/MSS Effective Date, Interruption is a reduction in non-firm transmission service due to economic reasons pursuant to Section 28.7 of the

New England Power Pool                                                                                 Sheet No. 35
Restated NEPOOL Agreement

-------------------------------------------------------------------------------------------------------------------

                  Tariff, other than a reduction which results from a failure to dispatch a generating resource, including a contract, used in a transaction requiring Through or Out Service which is out of merit order.

(b)               On and after the CMS/MSS Effective Date, Interruption is a reduction in non-firm transmission service due to economic reasons pursuant to Section 28.7 of the Tariff, other than a reduction which results from a failure to dispatch a generating resource, including a Supply Offer or a Demand
                  Bid at an External Node, used in a transaction requiring Through or Out Service which is out of merit order.

1.78     ISO is the Independent System Operator which is responsible for the continued operation of the NEPOOL
         ---
         Control Area from the NEPOOL control center and the administration of the Tariff, subject to regulation by the Commission.

1.79     KILOWATT is a kilowatthour per hour.
         --------

1.80     LARGE END USER is an End User Participant which is considered for this purpose to be (a) a single end
         --------------
         user with a peak monthly demand (non-coincident) for load in New England, including load served by End
         User Behind-the-Meter Generation, of at least one (1) megawatt, or (b) a group of two or more corporate entities each with a peak monthly demand (non-coincident) for load in New England, including load served by End User

New England Power Pool                                                                                 Sheet No. 36
Restated NEPOOL Agreement

-------------------------------------------------------------------------------------------------------------------

         Behind-the-Meter Generation, of at least 0.35 megawatts that together totals at least one (1) megawatt.

1.81     LIAISON COMMITTEE is the committee whose responsibilities are specified in Section 11C.
         -----------------

1.82     LOAD * (in Kilowatts) of a Participant during any particular hour is the total during such hour
         ----
         (eliminating any distortion arising out of (i) Interchange Transactions, or (ii) transactions across the system of such Participant, or (iii) deliveries between Entities constituting a single Participant, or
         (iv) other electrical losses, if and as appropriate) of

(a)      kilowatthours provided by such Participant to its retail customers for consumption (excluding any kilowatthours which may be classified as  interruptible under Market Rules approved by the
         Markets Committee), plus

(b)      kilowatthours delivered by such Participant pursuant to Firm Contracts to its wholesale customers for resale, plus

(c)      kilowatthours of use by such Participant, exclusive of use by such Participant for the operation and maintenance of its generating unit or units, plus

(d)      kilowatthours of electrical losses and unaccounted for use by the Participant on its system.

         The Load of a Participant may be calculated in any reasonable manner which substantially complies with this definition.

         For the purposes of calculating a Participant's Annual Peak, Adjusted Monthly Peak, Adjusted Annual Peak
         and Monthly Peak, the Load of a Participant shall be adjusted to eliminate any distortions resulting from voltage reductions.  In addition, upon the request of any Participant, the Markets Committee shall make, or supervise the making of, appropriate adjustments in the computation of Load for the purposes of calculating any Participant's Annual Peak, Adjusted Monthly Peak, Adjusted Annual Peak and Monthly Peak
         to eliminate any distortions resulting from emergency load curtailments which would significantly affect the Load of any Participant.

1.83     LOAD ASSET CONTRACT is a transaction for the transfer of responsibility for Electrical Load (and may
         -------------------
         include Electrical Load qualifying as Dispatchable Load), Installed Capability, or the rights to compensation for Operating Reserve to the extent the transfer relates to Dispatchable Load, the terms of which shall conform to the requirements of applicable Market Rules.

1.84     LOAD ZONE is a Reliability Region, except as otherwise provided in Section 14A.12(b) of the Agreement
         ---------
         and Schedule 13 of the Tariff.

1.85     LOCAL NETWORK is the transmission facilities constituting a local network identified on Attachment E to
         -------------
         the Tariff, and any other local network or change in the designation of a Local Network as a Local
         Network which the Participants Committee may designate or approve from time to time.  The Participants
         Committee may not unreasonably withhold approval of a request by a Participant that it effect such a change or designation.

1.86     LOCAL NETWORK SERVICE is the service provided, under a separate tariff or contract, by a Participant
         ---------------------
         that is a Transmission Provider to another Participant, or other entity connected to the Transmission
         Provider's Local Network to permit the other Participant or entity to efficiently and economically utilize its resources to serve its load.

1.87     LOCATION is a Node, External Node, Load Zone, or Hub.
         --------

1.88     LOCATIONAL PRICE is the price of Energy at a Location or Reliability Region, calculated in accordance
         ----------------
         with Section 14A.12 of the Agreement and Schedule 13 of the Tariff.  The Locational Price for a Node is
         the Nodal Price at that Node; the Locational Price for an External Node is the Nodal Price at that
         External Node; the Locational Price for a Load Zone or Reliability Region is the Zonal Price for that
         Load Zone or Reliability Region, respectively; and the Locational Price for a Hub is the Hub Price for
         that Hub.

1.89     LOST OPPORTUNITY COST is the amount determined for a Resource, other than a Dispatchable Load, in
         ---------------------
         accordance with Section 14A.13(d).

1.90     LOWER VOLTAGE PTF are all PTF facilities other than EHV PTF.
         -----------------

1.91     MARGINAL LOSS is the additional Energy required to overcome transmission losses or the decrease in
         -------------
         Energy consumed through losses on the NEPOOL Transmission System associated with serving a small increment of demand at a Node or External Node.  The cost of Marginal Losses at each Location, relative to the cost of Marginal Losses at the Reference Node, is reflected in the Marginal Loss Component of the
         Locational Price at that Location.

1.92     MARGINAL LOSS COMPONENT is the component of the Nodal Price at a given Node or External Node that
         -----------------------
         reflects the Marginal Loss at that Node or External Node.  When used in connection with Hub Price or
         Zonal Price, the term Marginal Loss Component refers to the Marginal Loss Components of the Nodal Prices that comprise the Hub Price or Zonal Price, which Marginal Loss Components are averaged or weighted in the same way that Nodal Prices are averaged or weighted to determine the Hub Price and Zonal Price, respectively.

1.93     MARGINAL LOSS REVENUE for each hour is the surplus revenue, if any, that is collected by the System
         ---------------------
         Operator after netting payments for Energy under Sections 14A.8 and 14A.9, and subtracting Congestion
         Revenue, as settled in accordance with the Market Rules.

1.94     MARGINAL LOSS REVENUE FUND is the fund of Marginal Loss Revenue administered by the System Operator in
         --------------------------
         accordance with Section 14A.16 of the Agreement, Schedule 13 of the Tariff, and the applicable Market
         Rules.

1.95     MARKET PRODUCTS are Installed Capability, Operable Capability, Energy, each category of Operating
         ---------------
         Reserve and AGC.

1.96     MARKET RULES are the system rules and operating procedures adopted pursuant to the System Operator
         ------------
         Agreement in connection with the administration of the NEPOOL Market.

1.97     MARKETS COMMITTEE is the committee whose responsibilities are specified in Section 10 and which may have
         -----------------
         additional responsibilities under a proper delegation of authority by the Participants Committee.  To the extent practicable, references in the Agreement to the Markets Committee shall include the prior
         Regional Market Operations Committee as the predecessor of the Markets Committee.

1.98     MEGAWATT is a measure of the rate at which Energy is produced and is equal to a megawatthour per hour.
         --------
         Use of the term Megawatt shall be construed to include fractional Megawatts.

1.99     MONTHLY PEAK of a Participant for a month is the maximum Adjusted Load of the Participant during any
         ------------
         hour in the month.

1.100    MSS is the multi-settlement system provided for in Section 14A.
         ---

1.101    NEPOOL is the New England Power Pool, the power pool created under and governed by this Agreement, and
         ------
         the Entities collectively participating in the New England Power Pool as Participants.

1.102    NEPOOL CONTROL AREA is the integrated electric power system to which a common Automatic Generation
         -------------------
         Control scheme and various operating procedures are applied by or under the supervision of the System
         Operator in order to:

(i)      match, at all times, the power output of the generators within the electric power system and capacity and Energy purchased from entities outside the electric power system, with the load within the electric power system;

(ii)     maintain scheduled interchange with other interconnected systems, within the limits of Accepted Electric
         Industry Practice;

(iii)    maintain the frequency of the electric power system within reasonable limits in accordance with Accepted
         Electric Industry Practice and the criteria of the NPCC and NERC; and

(iv)     provide sufficient generating capacity to maintain operating reserves in accordance with Accepted
         Electric Industry Practice.

1.103    NEPOOL INSTALLED CAPABILITY at any particular time is the sum of the Installed System Capabilities of
         ---------------------------
         all Participants at such time.

1.104    NEPOOL INSTALLED CAPABILITY RESPONSIBILITY for any month is the sum of the Installed Capability
         ------------------------------------------
         Responsibilities of all Participants during that month.

1.105    NEPOOL OBJECTIVE CAPABILITY for any year or period during a year is the minimum NEPOOL Installed
         ---------------------------
         Capability, treating the reliability benefits of the HQ Interconnection as Installed Capability, as
         established by the Participants Committee, required to be provided by the Participants in aggregate for the period to meet the reliability standards established by the Participants Committee pursuant to
         Section 7.5(e).

1.106    NEPOOL MARKET is the market for electric energy, capacity and certain ancillary services within the
         -------------
         NEPOOL Control Area.

1.107    NEPOOL SYSTEM RULES are the Market Rules, the NEPOOL Information Policy, the Administrative Procedures,
         -------------------
         the Reliability Standards and any other system rules, procedures or criteria for the operation of the
         NEPOOL System and administration of the NEPOOL Market, the NEPOOL Agreement and the NEPOOL Tariff.

1.108    NEPOOL TRANSMISSION SYSTEM is the system of transmission facilities defined as PTF.
         --------------------------

1.109    NERC is the North American Electric Reliability Council.
         ----

1.110    {NET HOURLY LOAD OBLIGATION FOR ENERGY ("NHLO") of a Participant for an hour is an amount equal to (i)
         --------------------------------------
         the Participant's Electrical Load for the hour, (ii) plus or minus, as appropriate, the Settlement
         Obligations for Energy which the Participant transfers to or assumes from another Participant pursuant to a Bilateral Transaction (other than a Load Asset Contract already reflected in the determination of the Participant's Electrical Load) in which the quantity of Settlement Obligation for Energy transferred from the Participant purchaser to the Participant seller thereunder is expressed in terms of a percentage (with or without an optional cap on the total transfer) of the Participant purchaser's Energy obligation, where the obligation is calculated as the Electrical Load of the Participant purchaser less megawatthours of Energy sales by the Participant purchaser to Non-Participants.  The Bilateral
         Transaction identified in (ii) includes a transaction which is submitted in accordance with Market Rule
         4, Appendix 4-D, "Internal Obligation Transfer Contracts" and is described in the second bullets of
         Market Rule 12, Appendix 12-A-1, Sections B.IIa.4 and D.II.a4, as such Market Rules were in effect on
         December 31, 1999.}

1.111    NEW UNIT is an electric generating unit (including a unit or units owned by a Non-Participant in which a
         --------
         Participant has an Entitlement under a Unit Contract) first placed into commercial operation after May
         1, 1987 (or, in the case of a unit or units owned by a Non-Participant, in which a Participant's Unit
         Contract Entitlement became effective after May 1, 1987) and not listed on Exhibit B to the Prior NEPOOL
         Agreement.

1.112    NO-LOAD PRICE is the price, in dollars per hour, for a generating unit that must be paid to Participants
         -------------
         with Energy Entitlements in the unit for being scheduled in the Day-Ahead Market, in addition to the
         Start-Up Price and Supply Offer Price for Energy, for each hour that the generating unit is scheduled in the Day-Ahead Market.

1.113    NODAL PRICE in each hour of the Dispatch Day in the Day-Ahead Market and Real-Time Market is the price
         -----------
         for Energy received or furnished at a Node or External Node in the hour, as calculated in accordance with Section 14A.12 of the Agreement and Schedule 13 of the Tariff.

1.114    NODE is a point on the NEPOOL Transmission System where Energy is received or furnished, and for which
         ----
         Nodal Prices are calculated.

1.115    NON-PARTICIPANT is any entity which is not a Participant.
         ---------------

1.116    NPCC is the Northeast Power Coordinating Council.
         ----

1.117    OASIS is the Open Access Same-Time Information System of the System Operator.
         -----

1.118    OPERABLE CAPABILITY of an electric generating unit or units in any hour is the portion of the Installed
         -------------------
         Capability of the unit or units which is operating or available to respond within an appropriate period
         (as identified in Market Rules approved by the Markets Committee) to the System Operator's call to meet the Energy and/or Operating Reserve and/or AGC requirements of the NEPOOL Control Area during a
         Scheduled Dispatch Period or is available to respond within an appropriate period to a schedule submitted by a Participant for the hour in accordance with Market Rules approved by the Markets
         Committee.

1.119    OPERATING RESERVE is any or a combination of 10-Minute Spinning Reserve, 10-Minute Non-Spinning Reserve,
         -----------------
         and 30-Minute Operating Reserve, as the context requires.

1.120    OPERATING RESERVE ENTITLEMENT is the right to all or a portion of the Operating Reserve of any category
         -----------------------------
         which can be provided by a Resource to which an Entity is entitled as an owner (either sole or in common), as a supplier of Dispatchable Load, or as a purchaser pursuant to a Unit Contract, reduced by any portion thereof which such Entity is selling pursuant to a Unit Contract.  An Operating Reserve
         Entitlement in any category relating to a generating unit or units may, but need not, be combined with any other Entitlements relating to such generating unit or units and may be transferred separately from the other categories of Operating Reserve Entitlements related to such unit or units and from the related Installed Capability Entitlement, Energy Entitlement[, 4-Hour Reserve Entitlement] or AGC
         Entitlement.

1.121    OTHER HQ ENERGY is Energy purchased under the HQ Phase I Energy Contract which is classified as "Other
         ---------------
         Energy" under that contract.

1.122    PARTICIPANT is an eligible Entity (or group of Entities which has elected to be treated as a single
         -----------
         Participant pursuant to Section 4.1) which is a signatory to this Agreement and has become a Participant in accordance with Section 3.1 until such time as such Entity's status as a Participant terminates pursuant to Section 21.2.

1.123    PARTICIPANTS COMMITTEE is the committee whose responsibilities are specified in Section 7.  To the
         ----------------------
         extent applicable, references in the Agreement to the Participants Committee shall include the prior
         Management Committee or Executive Committee as the predecessor of the Participants Committee.

1.124    POOL-PLANNED FACILITY is a generation or transmission facility designated as "pool-planned" pursuant to
         ---------------------
         Section 18.1.

1.125    POOL-PLANNED UNIT is one of the following units: New Haven Harbor Unit 1 (Coke Works), Mystic Unit 7,
         -----------------
         Canal Unit 2, Potter Unit 2, Wyman Unit 4, Stony Brook Units 1, 1A, 1B, 1C, 2A and 2B, Millstone Unit 3,
         Seabrook Unit 1 and Waters River Unit 2 (to the extent of 7 megawatts of its Summer Capability and 12 megawatts of its Winter Capability).

1.126    POWER YEAR is (i) the period of twelve (12) months commencing on November 1, in each year to and
         ----------
         including 1997; (ii) the period of seven (7) months commencing on November 1, 1998; and (iii) the period of twelve (12) months commencing on June 1, 1999 and each June 1 thereafter.

1.127    PRIOR NEPOOL AGREEMENT is the NEPOOL Agreement as in effect on December 1, 1996.
         ----------------------

1.128    PROXY UNIT is a hypothetical electric generating unit which possesses a Winter Capability, equivalent
         ----------
         forced outage rate, annual maintenance outage requirement, and seasonal derating determined in accordance with Section 12.2(a)(2).

1.129    PTF are the pool transmission facilities defined in Section 15.1, and any other new transmission
         ---
         facilities which the Reliability Committee determines, in accordance with criteria approved by the
         Participants Committee and subject to review by the System Operator, should be included in PTF.

1.130    PUBLICLY OWNED ENTITY is an Entity which is either a municipality or an agency thereof, or a body
         ---------------------
         politic and public corporation created under the authority of one of the New England states, authorized to own, lease and operate electric generation, transmission or distribution facilities, or an electric cooperative, or an organization of any such entities.

1.131    REAL-TIME is a current period of a Dispatch Day for which the System Operator dispatches Resources for
         ---------
         Energy and AGC, designates Resources for AGC and Operating Reserve and, if necessary, activates 4-Hour
         Reserves.

1.132    REAL-TIME MARKET is the market provided for in Section 14A in which obligations and prices with respect
         ----------------
         to Energy, Operating Reserve, 4-Hour Reserve and AGC are determined from the actual dispatch and designations by the System Operator during a Dispatch Day, based on applicable Demand Bids and Supply
         Offers and NEPOOL System Rules.

1.133    REFERENCE NODE is the Node identified by the System Operator in accordance with the NEPOOL System Rules
         --------------
         relative to which all mathematical quantities pertaining to physical operation, including Shift Factors and Withdrawal Factors, shall be calculated with respect to the dispatch of the system and the derivation of Locational Prices.

1.134    REGIONAL NETWORK SERVICE is the transmission service by that name provided pursuant to Section 14 of the
         ------------------------
         Tariff.

1.135    RELATED PERSON of a Participant is:
         --------------

(a)      for all Participants, either (i) a corporation, partnership, business trust or other business organization 10% or more of the stock or equity interest in which is owned directly or indirectly by, or is under common control with, the Participant, or (ii) a corporation, partnership, business trust or other business organization which owns directly or indirectly
         10% or more of the stock or other equity interest in the Participant, or (iii) a corporation, partnership, business trust or other business organization 10% or more of the stock or other equity interest in which is owned directly or indirectly by a corporation, partnership, business trust or other business organization which also owns 10% or more of the stock or other equity interest in the Participant, or (iv) a natural person, or a member of such natural person's immediate family, who is, or within the last 12 months has been, an officer, director, partner, employee, or representative in NEPOOL activities of, or natural person having a material ongoing business or professional relationship directly related to NEPOOL activities with, the Participant or any corporation, partnership, business trust or other business organization related to the Participant pursuant to clauses (i), (ii) or (iii) of this Section
         1.135(a); and

(b)      for all End User Participants which are also natural persons, a Related Person is (i) a member of such
         End User's immediate family, or (ii) a Participant and any corporation, partnership, business trust, or other business organization related to the Participant pursuant to clauses (i), (ii)
         or (iii) of Section 1.135(a), of which such End User Participant, or a member of such End User
         Participant's immediate family, is, or within the last twelve (12) months has been, an officer, director, partner, or employee of, or with which an individual End User Participant has, or within the last twelve (12) months had, a material ongoing business or professional relationship directly related to NEPOOL activities, or (iii) another Participant which, within the last twelve (12) months, has paid a portion of the End User Participant's expenses under
         Section 19 of this Agreement, or (iv) a corporation, partnership, business trust or other business  organization in which the End User Participant owns stock and/or equity with a fair market value in excess of $50,000.

(c)      Notwithstanding the foregoing, for the purposes of this definition, an individual shall not be deemed to have or had a material on-going business relationship directly related to NEPOOL activities with any corporation, partnership, business trust, other business organization or Publicly
         Owned Entity solely as a result of being served, as a customer, with electricity or gas.

1.136    RELIABILITY COMMITTEE is the committee whose responsibilities are specified in Section 8 and which may
         ---------------------
         have additional responsibilities under a proper delegation of authority by the Participants Committee.
         To the extent practicable, references in the Agreement to the Reliability Committee shall include the prior Market Reliability Planning Committee or the prior Regional Transmission Planning Committee as the predecessor of the Reliability Committee.

1.137    RELIABILITY STANDARDS are those rules, standards, procedures and protocols approved by the Participants
         ---------------------
         Committee pursuant to Section 7.3, or its predecessors, that set forth specifics concerning how the
         System Operator shall exercise its authority over matters pertaining to the reliability of the bulk power system.

1.138    RELIABILITY MUST RUN is a Resource or portion of a Resource that is scheduled in the Day-Ahead Market by
         --------------------
         the System Operator out of merit in order to create sufficient local Operating Reserve to preserve reliability within a Reliability Region.

1.139    RELIABILITY REGION is, as of March 31, 2000, any one of the regions identified in Attachment C to the
         ------------------
         Agreement.  Subsequent to March 31, 2000, the System Operator, in a filing with the Commission and following consultation with the Reliability Committee, may reconfigure Reliability Regions and add or subtract Reliability Regions as necessary over time to reflect changes to the grid or changes in patterns of usage and intra-zonal Congestion.  Reliability Regions reflect the operating characteristics of, and the major transmission constraints on, the NEPOOL Transmission System.

1.140    {RESERVE CONTRACT is a contract entered into pursuant to Section 14A.10(c) between the System Operator
         -----------------
         and a Participant under which the Participant agrees to furnish 10-Minute Non-Spinning Reserve,
         30-Minute Operating Reserve and/or 4-Hour Reserve.}

1.141    {RESERVE PRICE is the price a Participant agrees to accept in a Reserve Contract for furnishing
         --------------
         10-Minute Non-Spinning Reserve, 30-Minute Operating Reserve and/or 4-Hour Reserve.}

New England Power Pool                                                                                 Sheet No. 56
Restated NEPOOL Agreement

-------------------------------------------------------------------------------------------------------------------

1.142    RESOURCE means a generating unit, a Dispatchable Load, or a Supply Offer to supply service from another
         --------
         Control Area at an External Node.

1.143    REVIEW BOARD is the board whose responsibilities are specified in Section 11A.
         ------------

1.144    RMR is Reliability Must Run.
         ---

1.145    RMR CHARGE is the charge to Participants pursuant to Section 14A.19(d) to recover RMR Uplift.
         ----------

1.146    RMR UPLIFT is the uplift for RMR determined in accordance with Section 14A.19(d).
         ----------

1.147    SCHEDULED DISPATCH PERIOD is the shortest period for which the System Operator performs and publishes a
         -------------------------
         projected dispatch schedule based on projected Electrical Load and actual Bid Prices and
         Participant-directed schedules for Resources submitted in accordance with Section 14.2(d) until the
         CMS/MSS Effective Date, and based on projected Electrical Load, Demand Bids, Supply Offers, and
         Self-Schedules and Self-Supplies submitted in accordance with applicable Market Rules for periods on and after the CMS/MSS Effective Date.

1.148    SECOND EFFECTIVE DATE is May 1, 1999.
         ---------------------

1.149    SECTOR has the meaning specified in Section 6.2.
         ------

1.149A    SELF-SCHEDULE is the action of a Participant in scheduling its Resource, in accordance with applicable
          -------------
         Market Rules, to provide service in an hour, whether or not in the absence of that action the Resource would have been scheduled or dispatched to provide the service by the System Operator.

1.149B    SELF-SUPPLY is the action of a Participant in designating its Resource in accordance with applicable
          -----------
         Market Rules to meet its own service requirements in whole or in part.

1.150    SERVICE AGREEMENT is the initial agreement and any amendments or supplements thereto entered into by the
         -----------------
         Transmission Customer and the System Operator for service under the Tariff.

1.151    SETTLEMENT OBLIGATION, prior to the CMS/MSS Effective Date, is an obligation as defined in Section
         ---------------------
         14.1(a) for Energy, Section 14.1(b) for Operating Reserve and Section 14.1(c) for AGC, and all
         applicable Market Rules and, on and after the CMS/MSS Effective Date, is an obligation as defined in
         Section 14A.1(b) for Energy, Section 14A.1(c) for Operating  Reserve, Section 14A.1(d) for 4-Hour
         Reserve and Section 14A.1(e) for AGC, and all applicable Market Rules.

New England Power Pool                                                                                Sheet No. 54A
Restated NEPOOL Agreement

-------------------------------------------------------------------------------------------------------------------

1.152    SHIFT FACTOR is the factor which relates to the change in power flow over the PTF that results from an
         ------------
         increment of generation at a given Node or External Node and a corresponding increment of load at the
         Reference Node, relative to the size of the increment of generation.  Shift Factors are used to calculate Locational Prices in accordance with Section 14A.12 of the Agreement and Schedule 13 of the
         Tariff.

1.153    SMALL END USER is a End User Participant which does not otherwise meet the definition of Large End User
         --------------
         or End User Organization.

New England Power Pool                                                                                 Sheet No. 57
Restated NEPOOL Agreement

-------------------------------------------------------------------------------------------------------------------

1.154    STANDARD OFFER OBLIGATION has the meaning specified in Section 14A.12(b)(ii) of the Agreement and
         -------------------------
         Schedule 13 of the Tariff.

1.155    START-UP PRICE is the price, in dollars, that must be paid for a generating unit to Participants with
         --------------
         Energy Entitlements in the unit each time the unit is scheduled in the Day-Ahead Market to start up.

1.156    SUMMER CAPABILITY of an electric generating unit or combination of units is the maximum dependable load
         -----------------
         carrying ability in Kilowatts of such unit or units (exclusive of capacity required for station use)
         during the Summer Period, as determined by the Markets Committee in accordance with Section 10.4(d).

1.157    SUMMER PERIOD in each Power Year is the four-month period from June through September.
         -------------

1.158    SUPPLY OBLIGATION is an obligation as defined in Section 14A.1(a) for Energy, Operating Reserve, 4-Hour
         -----------------
         Reserve, and/or AGC.

1.159    SUPPLY OFFER is a proposal to furnish Energy at a Node or External Node, Operating Reserve, 4-Hour
         ------------
         Reserve and/or AGC from a Resource that meets the applicable requirements set forth in the Market Rules that a Participant with Supply Offer authority for the Resource submits to the System Operator pursuant to the Agreement and applicable Market Rules, and includes a Supply Offer Price and information with respect to the quantity proposed to be furnished, technical parameters for the Resource, timing and other matters.

1.160    SUPPLY OFFER PRICE is the price specified to the System Operator in a Supply Offer to provide Energy,
         ------------------
         Operating Reserve, AGC and/or 4-Hour Reserve from a Resource pursuant to this Agreement and applicable
         Market Rules.

1.161    SYSTEM CONTRACT is any contract for the purchase of Installed Capability, Energy [at a Location],
         ---------------
         Operating Reserves[, 4-Hour Reserves] and/or AGC, other than a Unit Contract, pursuant to which the purchaser is entitled to a specifically determined or determinable amount of such Installed Capability,
         Energy, Operating Reserves[, 4-Hour Reserves] and/or AGC.

1.162    SYSTEM IMPACT STUDY is an assessment pursuant to Part V, VI or VII of the Tariff of (i) the adequacy of
         -------------------
         the NEPOOL Transmission System to accommodate a request for the interconnection of a new or materially changed generating unit or a new or materially changed interconnection to another Control Area or new
         Regional Network Service, Internal Point-to-Point Service or Through or Out Service, and (ii) whether any additional costs may be required to be incurred in order to provide the interconnection or transmission service.

1.163    SYSTEM OPERATOR is the central dispatching agency provided for in this Agreement which has
         ---------------
         responsibility for the operation of the NEPOOL Control Area from the NEPOOL control center and the administration of the Tariff.  The System Operator is ISO New England Inc., unless replaced by a substitute independent system operator, a regional transmission organization or an entity that forms a part of a regional transmission organization that has, in each case, been approved by the Commission.

1.164    TARGET AVAILABILITY RATE is the assumed availability of a type of generating unit utilized by the
         ------------------------
         Participants Committee in its determination pursuant to Section 7.5(e) of NEPOOL Objective Capability.

1.165    TARIFF is the NEPOOL Open Access Transmission Tariff set out in Attachment B to the Agreement, as
         ------
         modified and amended from time to time.

1.166    TARIFF COMMITTEE is the committee whose responsibilities are specified in Section 9 and which may have
         ----------------
         additional responsibilities under a proper delegation of authority by the Participants Committee.  To the extent practicable, references in the Agreement to the Tariff Committee shall include the prior
         Regional Transmission Operations Committee as the predecessor of the Tariff Committee.

1.167    TECHNICAL COMMITTEES are the Reliability Committee, the Tariff Committee and the Markets Committee.
         --------------------

1.168    THIRD EFFECTIVE DATE is the date on which all Interchange Transactions shall begin to be effected on the
         --------------------
         basis of separate Bid Prices for each type of Entitlement.  The Third Effective Date shall be fixed at the discretion of the Participants Committee to occur within six months to one year after the Second
         Effective Date, or at such later date as the Commission may fix on its own or pursuant to a request by the Participants Committee.

1.169    THROUGH OR OUT SERVICE is the transmission service by that name provided pursuant to Section 18 of the
         ----------------------
         Tariff.

1.170    TRANSITION PERIOD is the six-year period commencing on March 1, 1997.
         -----------------

1.171    TRANSMISSION CUSTOMER is any Eligible Customer that (i) is a Participant which is not required to sign a
         ---------------------
         Service Agreement with respect to a service to be furnished to it in accordance with Section 48 of the
         Tariff or (ii) executes, on its own behalf or through its Designated Agent, a Service Agreement, or
         (iii) requests in writing, on its own behalf or through its Designated Agent, that NEPOOL file with the
         Commission a proposed unexecuted Service Agreement in order that the Eligible Customer may receive transmission service under the Tariff.

1.172    TRANSMISSION OWNER is a Transmission Provider which makes its PTF available under the Tariff and owns a
         ------------------
         Local Network listed in Attachment E to the Tariff which is not a Publicly Owned Entity, including any affiliate of a Transmission Provider that owns transmission facilities that are made available as part of the Transmission Provider's Local Network; provided that if a Transmission Provider is not listed in
         Attachment E to the Tariff on May 10, 1999, the Transmission Provider must also (i) own, or lease with rights equivalent to ownership, PTF with an original capital investment in its PTF as of the end of the most recent year for which figures are available from annual reports submitted to the Commission in Form
         1 or any similar form containing comparable annualized data of at least $30,000,000, and (ii) provide transmission service to non-affiliated customers pursuant to an open access transmission tariff on file with the Commission.

1.173    TRANSMISSION OWNERS COMMITTEE is the committee whose responsibilities are specified in Section 11B.
         -----------------------------

1.174    TRANSMISSION PROVIDER is the Participants, collectively, which own PTF and are in the business of
         ---------------------
         providing transmission service or provide service under a local open access transmission tariff, or in the case of a state or municipal or cooperatively-owned Participant, would be required to do so if requested pursuant to the reciprocity requirements specified in the Tariff, or an individual such
         Participant, whichever is appropriate.

1.175    UNIT CONTRACT is a purchase contract pursuant to which the purchaser is in effect currently entitled,
         -------------
         [at a specified Location], either (i) to a specifically determined or determinable portion of the capability of a specific electric generating unit or units, or (ii) to a specifically determined or determinable amount of Installed Capability, Energy, Operating Reserves[, 4-Hour Reserves] and/or AGC
         if, or to the extent that, a specific electric generating unit or units is or can be operated.

1.176    WITHDRAWAL FACTOR is the factor which measures the proportion of a small increment of power injected at
         -----------------
         a given Node that can be withdrawn at the Reference Node (with any difference between the amounts injected and withdrawn attributable to Marginal Losses).  Withdrawal Factors are used to calculate
         Locational Prices in accordance with Section 14A.12 of the Agreement and Schedule 13 of the Tariff.

1.177    WINTER CAPABILITY of an electric generating unit or combination of units is the maximum dependable load
         -----------------
         carrying ability in Kilowatts of such unit or units (exclusive of capacity required for station use)
         during the Winter Period, as determined by the Markets Committee in accordance with Section 10.4(d).

1.178    WINTER PERIOD in each Power Year is (i) the seven-month period from November through May and the month
         -------------
         of October for the Power Year commencing on November 1 in 1997 or a prior Power Year; (ii) the seven-month period from November through May for the Power Year commencing on November 1, 1998; and
         (iii) the eight-month period from October through May for the Power Year commencing on June 1, 1999 and each June 1 thereafter.

1.179    ZONAL PRICE in each hour of the Dispatch Day in the Day-Ahead Market and the Real-Time Market is the
         -----------
         price for Energy received in a Load Zone or Reliability Region in the hour, as calculated in accordance with Section 14A.12 of the Agreement and Schedule 13 of the Tariff.

1.180    4-HOUR RESERVE is an option for Energy, which can be called upon by the System Operator in one or more
         --------------
         hours of the Dispatch Day for at least the minimum period defined in the NEPOOL System Rules and for the number of hours offered and at Energy prices at least equal to the prices set forth in a Day-Ahead
         Supply Offer (unless such prices are reduced in a Real-Time Supply Offer) and to or from which Energy can be adjusted within four hours in response to dispatch instructions and in accordance with applicable
         NEPOOL System Rules, from one of the following Resources to the extent the Resource providing 4-Hour
         Reserve has not been scheduled to provide Energy, Operating Reserve or AGC in the Day-Ahead Market:  (i)
         a generating unit capable of providing Energy; (ii) a load capable of reducing its consumption of Energy within four hours, including Demand Bids at External Nodes; and (iii) to the extent permitted by applicable NEPOOL System Rules, a Supply Offer to supply Energy from another Control Area at an External
         Node.

1.181    4-HOUR RESERVE ENTITLEMENT is the right for the purpose of satisfying a Supply Obligation for Energy
         --------------------------
         from all or a portion of the 4-Hour Reserve which can be provided by a Resource to which an Entity is entitled as an owner (either sole or in common), as a supplier of load or as a purchaser pursuant to a
         Unit Contract, reduced by any portion thereof which such Entity is selling pursuant to a Unit Contract.
         A 4-Hour Reserve Entitlement in a generating unit or units may, but need not, be combined with any other
         Entitlements relating to such generating unit or units and may be transferred separately from the related {Installed Capability Entitlement,} Energy Entitlement, Operating Reserve Entitlement or AGC
         Entitlement.

1.182    10-MINUTE SPINNING RESERVE
         --------------------------

(a)      Until the CMS/MSS Effective Date, in an hour is the contingency protection benefit for the system available from the combination of the following Resources that are designated by the System
         Operator in accordance with the Market Rules to be available: (i) the Megawatts available from an electric generating unit or units that are synchronized to the system (including units outside the NEPOOL Control Area to the extent permitted by applicable Market Rules), unloaded during all or part of the hour, and capable of providing contingency protection by loading to supply Energy immediately on demand, increasing the Energy output over no more than ten minutes to the full amount of generating capacity so designated, and sustaining such Energy output for so long as the System Operator determines in accordance with the Market Rules is necessary; and
         (ii) any Dispatchable Load of a Participant that the System Operator is able to verify as capable of providing contingency protection by immediately on demand reducing Energy requirements within ten minutes and maintaining such reduced Energy requirements for so long as the System Operator determines in accordance with the Market Rules is necessary.

(b)      On and after the CMS/MSS Effective Date, in an hour is an option for Energy, which can be called upon by the System Operator in such hour at Energy prices at least equal to the prices set forth in a
         Day-Ahead Supply Offer (unless such prices are reduced in a Real-Time Supply Offer), from one of the following Resources to the extent the Resource in the Day-Ahead Market has not been scheduled or in the Real-Time Market has not been dispatched for Energy and to or from which
         Energy can be adjusted within ten (10) minutes in response to dispatch instructions and sustaining such adjusted level of Energy for so long as the System Operator determines in accordance with the Market Rules is necessary: (i) a generating unit that is synchronized to the system; or (ii) a Dispatchable Load; and (iii) to the extent permitted by applicable Market
         Rules, a Supply Offer to supply Energy from another Control Area at an External Node.

1.183    10-MINUTE NON-SPINNING RESERVE
         ------------------------------

(a)      Until the CMS/MSS Effective Date, in an hour is the contingency protection benefit for the system available from the combination of the following Resources that are designated by the System
         Operator in accordance with the Market Rules to be available: (i) the Megawatts available from an electric generating unit or units that are not synchronized to the system (including units outside the NEPOOL Control Area to the extent permitted by applicable Market Rules), during all or part of the hour, and capable of providing contingency protection by loading to supply
         Energy within ten minutes to the full amount of generating capacity so designated, and sustaining such Energy output for so long as the System Operator determines in accordance with the Market Rules is necessary; (ii) any Dispatchable Load of a Participant that the System
         Operator is able to verify as capable of providing contingency protection by reducing Energy requirements within ten minutes and maintaining such reduced Energy requirements for so long as the System Operator determines in accordance with the Market Rules is necessary; and (3) any other Resources that were able to be designated for the hour as 10-Minute Spinning Reserve but were not designated by the System Operator for such purpose in the hour.

(b)      On and after the CMS/MSS Effective Date, in an hour is an option for Energy, which can be called upon by the System Operator in such hour at Energy prices at least equal to the prices set forth in a
         Day-Ahead Supply Offer (unless such prices are reduced in a Real-Time Supply Offer), from one of the following Resources to the extent the Resource in the Day-Ahead Market has not been scheduled or in the Real-Time Market has not been dispatched for Energy or for AGC or 10-Minute
         Spinning Reserve, and to or from which Energy can be adjusted within ten (10) minutes in response to dispatch instructions and which is capable of sustaining such adjusted level of
         Energy for so long as the System Operator determines in accordance with Market Rules is necessary: (i) a generating unit capable of providing such Energy; (ii) a Dispatchable Load;
         and (iii) to the extent permitted by applicable Market Rules, a Supply Offer to supply Energy from another Control Area at an External Node.

1.184    30-MINUTE OPERATING RESERVE
         ---------------------------

(a)      Until the CMS/MSS Effective Date, in an hour is the contingency protection benefit for the system available from the combination of the following Resources that are designated by the System
         Operator in accordance with the Market Rules to be available: (i) the Megawatts available from an electric generating unit or units (including units outside the NEPOOL Control Area to the extent permitted by applicable Market Rules) that are capable of providing contingency protection by loading to supply Energy within thirty minutes of demand at an output equal to its full amount of generating capacity so designated and sustaining Energy output for so long as the System Operator determines in accordance with the Market Rules is necessary; (ii) any
         Dispatchable Load of a Participant that the System Operator is able to verify as capable of providing contingency protection by reducing Energy requirements within thirty minutes and maintaining such reduced Energy requirements for so long as the System Operator determines in accordance with the Market Rules is necessary; and (3) any other Resources that were able to be designated for the hour as 10-Minute Spinning Reserve or 10-Minute Non-Spinning Reserve but
         were not designated by the System Operator for such purposes in the hour.

(b)      On and after the CMS/MSS Effective Date, in an hour is an option for Energy, which can be called upon by the System Operator in such hour at Energy prices at least equal to the prices set forth in a
         Day-Ahead Supply Offer (unless such prices are reduced in a Real-Time Supply Offer) from one of the following Resources to the extent the Resource in the Day-Ahead Market has not been scheduled or in the Real-Time Market has not been dispatched for Energy or designated for AGC,
         10-Minute Spinning Reserve, or 10-Minute Non-Spinning Reserve, and to or from which Energy can be adjusted in response to dispatch instructions within thirty (30) minutes and which are capable of sustaining such adjusted level of Energy for so long as the System Operator determines in accordance with the Market Rules is necessary: (i) a generating unit capable of providing such Energy; (ii) a Dispatchable Load; and (iii) to the extent provided in applicable
         Market Rules, a Supply Offer to supply Energy from another Control Area at an External Node.

1.185    MODIFICATION OF CERTAIN DEFINITIONS WHEN A PARTICIPANT PURCHASES A PORTION OF ITS REQUIREMENTS FROM
         ----------------------------------------------------------------------------------------------------
         ANOTHER PARTICIPANT PURSUANT TO FIRM CONTRACT.
         ---------------------------------------------

         Definitions marked by an asterisk (*) are modified as follows when a Participant purchases a portion of its requirements of electricity from another Participant pursuant to a Firm Contract:

(a)      If the Firm Contract limits deliveries to a specifically stated number of Kilowatts and requires payment of a demand charge thereon (thus placing the responsibility for meeting additional demands on the purchasing Participant):

(1)      in computing the Adjusted Load of the purchasing Participant, the Kilowatts received pursuant to such
         Firm Contract shall be deemed to be the number of Kilowatts specified in the
         Firm Contract; and

(2)      in computing the Load of the supplying Participant, the Kilowatts delivered pursuant to such Firm
         Contract shall be deemed to be the number of Kilowatts specified in the Firm
         Contract.

(b)      If the Firm Contract does not limit deliveries to a specifically stated number of Kilowatts, but entitles the Participant to receive such amounts of electricity as it may require to supply its electric needs (thus placing the responsibility for meeting additional demands on the supplying
         Participant):

(1)      the Installed Capability Responsibility of the purchasing Participant shall be equal to the amount of its Installed Capability Entitlements;

(2)      in computing the Adjusted Load of the purchasing Participant, the Kilowatts received pursuant to such
         Firm Contract shall be deemed to be a quantity Rl; and

(3)      in computing the Load of the supplying Participant, the Kilowatts delivered pursuant to such Firm
         Contract shall be deemed to be a quantity Rl.

                  The quantity Rl equals (i) the Load of the purchasing Participant less (ii) the amount of the purchasing Participant's Installed Capability Entitlements multiplied by a fraction
                  X/Y wherein:

                           X        is the maximum Load of the purchasing Participant in the month, and

                           Y        is the NEPOOL Installed Capability Responsibility multiplied by the purchasing
                                    Participant's fraction P determined pursuant to Section 12.2(a)(1), computed as if the Firm Contract did not exist.

         Terms used in this Agreement that are not defined above, or in the sections in which such terms are used, shall have the meanings customarily attributed to such terms in the electric power industry in New
         England.

                                                     [Next Sheet is 58]

New England Power Pool                                                                                 Sheet No. 58
Restated NEPOOL Agreement

-------------------------------------------------------------------------------------------------------------------

                                                     SECTION 2
                                             PURPOSE; EFFECTIVE DATES
                                             ------------------------

2.1      PURPOSE.  This Restated NEPOOL Agreement is intended to provide for a restructuring of the New England
         -------
         Power Pool by modifying the pool's governance and market provisions to take account of a changed competitive environment, by modifying the transmission responsibilities of the Participants so that the pool will perform the functions of a regional transmission group and provide service to Participants and
         Non-Participants under a regional open access transmission tariff, and by providing for the activation of the ISO and the execution of a contract between the ISO and NEPOOL to define the ISO's responsibilities.

2.2      EFFECTIVE DATES; TRANSITIONAL PROVISIONS.  The provisions of Parts One, Two, Four and Five of this
         ----------------------------------------
         Agreement and the Tariff became effective on the First Effective Date and replaced on the First
         Effective Date the provisions of Sections 1-8, inclusive, 10, 11, 13, 14.2, 14.3, 14.4 and 16 of the
         Prior NEPOOL Agreement.  The provisions of Sections 12.1(a), 12.2, 12.4 (as to Installed Capability
         only), 12.5 and 12.7(a) of this Agreement became effective on April 1, 1998 and replaced on such date the provisions of Section 9 of the Prior NEPOOL Agreement.

         The effectiveness of the remaining Sections of this Restated NEPOOL Agreement shall be delayed pending the preparation of implementing criteria, rules and standards and computer programs.  These Sections became effective on the Second Effective Date and replaced on the Second Effective Date the remaining provisions of the Prior NEPOOL Agreement, which continued in effect until the Second Effective Date.

         As provided in Section 14, certain portions of Section 14 which became effective on the Second Effective
         Date will be superseded on the Third Effective Date by other portions of Section 14.

                                                     [Next Sheet is 60]

New England Power Pool                                                                                 Sheet No. 60
Restated NEPOOL Agreement

-------------------------------------------------------------------------------------------------------------------

                                                    SECTION 3
                                                    MEMBERSHIP
                                                    ----------

3.1      MEMBERSHIP.  Those Entities which are Participants in NEPOOL on the First Effective Date shall continue
         ----------
         to be Participants.

         Any other Entity may, upon compliance with such reasonable conditions as the Participants Committee may prescribe, become a Participant by depositing a counterpart of this Agreement as theretofore amended, duly executed by it, with the Secretary of the Participants Committee, accompanied by a certified copy of a vote of its board of directors, or such other body or bodies as may be appropriate, duly authorizing its execution and performance of this Agreement, and a check in payment of the application fee described below.

         Any such Entity which satisfies the requirements of this Section 3.1 shall become a Participant, and this Agreement shall become fully binding and effective in accordance with its terms as to such Entity, as of the first day of the second calendar month following its satisfaction of such requirements;
         provided that an earlier or later effective time may be fixed by the Participants Committee with the concurrence of such Entity or by the Commission.

         The application fee to be paid by each Entity seeking to become a Participant shall be in addition to the annual fee provided by Section 19.1 and shall be $500 for an applicant which qualifies for membership only as an End User Participant, and $5,000 for all other applicants, or such other amount as may be fixed by the Participants Committee.

3.2      OPERATIONS OUTSIDE THE CONTROL AREA.  Subject to the reciprocity requirements of the Tariff, if a
         -----------------------------------
         Participant serves a Load, or has rights in supply or demand-side resources or owns transmission and/or distribution facilities, located outside of the NEPOOL Control Area, such Load and resources shall not be included for purposes of determining the Participant's rights, responsibilities and obligations under this Agreement, except that the Participant's Entitlements in facilities or its rights in demand side-resources outside the NEPOOL Control Area shall be included in such determinations if, to the extent, and while such Entitlements are used for retail or wholesale sales within the NEPOOL Control
         Area or such Entitlements or rights are designated by a Participant for purposes of meeting its obligations under Section 12 of this Agreement.

3.3      LACK OF PLACE OF BUSINESS IN NEW ENGLAND.  If and for so long as a Participant does not have a place of
         ----------------------------------------
         business located in one of the New England states, the Participant shall be deemed to irrevocably (1)
         submit to the jurisdiction of any Connecticut state court or United States Federal court sitting in
         Connecticut (the state whose laws govern this Agreement) over any action or proceeding arising out of or relating to this Agreement that is not subject to the exclusive jurisdiction of the Commission, (2)
         agree that all claims with respect to such action or proceeding may be heard and determined in such
         Connecticut state court or Federal court, (3) waive any objection to venue or any action or proceeding in Connecticut on the basis of forum non conveniens, and (4) agree that service of process may be made on the Participant outside Connecticut by certified mail, postage prepaid, mailed to the Participant at the address of its member on the Participants Committee as set out in the NEPOOL roster or at the address of its principal place of business.

3.4      OBLIGATION FOR DEFERRED EXPENSES.  NEPOOL may provide for the deferral on the books of the Participants
         --------------------------------
         from time to time of capital or other expenditures, and the recovery of the deferred expenses in subsequent periods.  Any Entity which becomes a Participant during the recovery period for any such deferred expenses shall be obligated, together with the continuing Participants, for its share of the current and deferred expenses pursuant to Section 19.2.

3.5      FINANCIAL SECURITY. For an Entity applying to become a Participant or any continuing Participant that
         ------------------
         the Participants Committee reasonably determines may fail to meet its financial obligations under the
         Agreement, the Participants Committee may require reasonable credit review procedures which shall be made in accordance with standard commercial practices.  In addition, the Participants Committee may prescribe for such Entity or Participant a requirement that the Entity or Participant provide and maintain in effect an irrevocable letter of credit as security to meet its responsibilities and obligations under the Agreement, or an alternative form of security proposed by the Entity or
         Participant and acceptable to the Participants Committee and consistent with commercial practices established by the Uniform Commercial Code that protects the Participants against the risk of non-payment.

                                                     [Next Sheet is 64]

                                                     SECTION 4
                                              STATUS OF PARTICIPANTS
                                              ----------------------

4.1      TREATMENT OF CERTAIN ENTITIES AS SINGLE PARTICIPANT.  All Entities which are controlled by a single
         ---------------------------------------------------
         person (such as a corporation or a business trust) which owns at least seventy-five percent of the voting shares of, or equity interest in, each of them shall be collectively treated as a single
         Participant for purposes of this Agreement, if they each elect such treatment.  They are encouraged to do so.  Such an election shall be made in writing and shall continue in effect until revoked in writing.

         In view of the long-standing arrangements in Vermont, Vermont Electric Power Company, Inc. and any other
         Vermont electric utilities which elect in writing to be grouped with it shall be collectively treated as a single Participant for purposes of this Agreement; provided, however, that any Vermont electric utility which is a Publicly Owned Entity may elect to join the Publicly Owned Entity Sector and be treated as a member of that Sector for purposes of governance, annual fees and NEPOOL expense allocation, without losing the benefits of single Participant status for any other purpose under this
         Agreement.

4.2      PARTICIPANTS TO RETAIN SEPARATE IDENTITIES.  The signatories to this Agreement shall not become partners
         ------------------------------------------
         by reason of this Agreement or their activities hereunder, but as to each other and to third persons, they shall be and remain independent contractors in all matters relating to this Agreement.  This
         Agreement shall not be construed to create any liability on the part of any signatory to anyone not a party to this Agreement.  Each signatory shall retain its separate identity and, to the extent not limited hereby, its individual freedom in rendering service to its customers.

                                                     [Next Sheet is 66]

New England Power Pool                                                                                 Sheet No. 69
Restated NEPOOL Agreement

-------------------------------------------------------------------------------------------------------------------

                                                     SECTION 5
                                 NEPOOL OBJECTIVES AND COOPERATION BY PARTICIPANTS
                                 -------------------------------------------------

5.1      NEPOOL OBJECTIVES.  The objectives of NEPOOL are, through joint planning, central dispatching,
         -----------------
         cooperation in environmental matters and coordinated construction, central dispatch by the Error!
         Reference source not found. of the operation and coordinated maintenance of electric supply and demand-side resources and transmission facilities, the provision of an open access regional transmission tariff and the provision of a means for effective coordination with other power pools and utilities situated in the United States and Canada,

(a)      to assure that the bulk power supply of the NEPOOL Control Area conforms to proper standards of reliability;

(b)      to create and maintain open, non-discriminatory, competitive, unbundled markets for Energy, capacity, and ancillary services that function efficiently in a changing electric power industry and have access to regional transmission at rates that do not vary with distance;

(c)      to attain maximum practicable economy, consistent with proper standards of reliability and the maintenance of competitive markets, in such bulk power supply; and

(d)       to provide access to competitive markets within the NEPOOL Control Area and to neighboring regions;

         and to provide for equitable sharing of the resulting responsibilities, benefits and costs.

5.2      COOPERATION BY PARTICIPANTS.  In order to attain the objectives of NEPOOL set forth in Section 5.1, each
         ---------------------------
         Participant shall observe the provisions of this Agreement in good faith, shall cooperate with all other
         Participants and shall not either alone or in conjunction with one or more other Entities take advantage of the provisions of this Agreement so as to harm another Participant or to prejudice the position of any Participant in the electric power business.

                                                          PART TWO
                                                         ---------
                                                    GOVERNANCE
                                                    ----------

                                                     SECTION 6
                                         COMMITTEE ORGANIZATION AND VOTING
                                         ---------------------------------

6.1      PRINCIPAL COMMITTEES.  There shall be four principal NEPOOL Committees (the "Principal Committees"), as
         --------------------
         follows:

(a)      the Participants Committee which shall have the responsibilities specified in Section 7;

(b)      the Reliability Committee which shall have the responsibilities specified in Section 8;

(c)      the Tariff Committee which shall have the responsibilities specified in Section 9; and

(d)      the Markets Committee which shall have the responsibilities specified in Section 10.

New England Power Pool                                                                                 Sheet No. 70
Restated NEPOOL Agreement

         In addition, there shall be a Transmission Owners Committee and a Liaison Committee, which shall have the responsibilities specified in Sections 11B and 11C, respectively, and such other committees as may be established from time to time by the Participants Committee.

6.2      SECTOR REPRESENTATION.  The members of each Principal Committee shall each belong to a single sector for
         ---------------------
         voting purposes ("Sector").  Each Participant shall be obligated to designate in a notice to the
         Secretary of the Participants Committee a Sector that it or its Related Persons is eligible to join and that it elects to join for purposes of all of the Principal Committees; provided, however, that a
         Participant and the Participants which are its Related Persons shall not be eligible to join the End
         User Sector if any one of them is not eligible to join the End User Sector.  A Participant and its
         Related Persons shall together be entitled to join only one Sector and shall have no more than one vote on each Principal Committee.

         The Sectors for each Principal Committee, the criteria for eligibility for membership in each Sector and the minimum requirement which a Participant  must meet as a member of a Sector in order to appoint a voting member of the Sector and Committee are as follows:

New England Power Pool                                                                                 Sheet No. 75
Restated NEPOOL Agreement

-------------------------------------------------------------------------------------------------------------------

(a)      a Generation Sector, which a Participant shall be eligible to join if (i) it (A) owns or leases with rights equivalent to ownership facilities for the generation of electric energy that are located within the NEPOOL Control Area which are currently in operation, or (B) has proposed generation for operation within the NEPOOL Control Area either which has received approvals under Sections 18.4 and/or 18.5 within the past two years or for which completed environmental air or environmental siting applications have been filed or permits exist, and (ii) it is not a
                  Publicly Owned Entity.  Purchasing all or a portion of the output of a generation facility shall not be sufficient to qualify a Participant to join the Generation Sector.

                  A Participant which joins the Generation Sector shall be entitled but not required to designate an individual voting member of each Principal Committee, and an alternate to the member, if its operating or proposed generation facilities in the NEPOOL Control Area have or will have, when placed in operation, an aggregate Winter Capability of at least 15 MW.

                  A Participant which joins the Generation Sector but elects not to or is not eligible to designate an individual voting member, shall be represented by a group voting member and an alternate to that member for each Principal Committee (collectively, the "Generation Group
                  Member").  The Generation Group Member shall be appointed by a majority of the Participants in the Generation Sector electing or required to be represented by that member.  The Generation
                  Group Member shall have the same percentage of the Sector vote as the individual voting members designated by other Participants in the Generation Sector which meet the 15 MW threshold and designate an individual voting member.  The Generation Group Member shall be entitled to split his or her vote.

(b)      a Transmission Sector, which a Participant shall be eligible to join if it is a Transmission Provider and is not a Publicly Owned Entity.  Taking transmission service shall not be sufficient to qualify a Participant to join the Transmission Sector.

                  A Participant which joins the Transmission Sector shall be entitled to designate an individual voting member of each Principal Committee, and an alternate to the member, if it owns or leases with rights equivalent to ownership PTF with an original capital investment in its PTF as of the end of the most recent year for which figures are available from annual reports submitted to the Commission in Form 1 or any similar form containing comparable annualized data of at least $30,000,000.  A Transmission Provider with facilities which were included as PTF prior to
                  December 31, 1998 only pursuant to clause (3) of the definition of PTF pursuant to Section 15.1 shall be entitled to designate an individual voting member of each Principal Committee, and an alternate to the member, whether or not PTF which it owns or leases with rights equivalent to ownership which has an original capital investment of at least $30,000,000, so long as such
                  Transmission Provider continues to own PTF.

                  A Participant which joins the Transmission Sector but which is not entitled to designate an individual voting member of each Principal Committee because (i) it, together with all of its
                  Related Persons, does not meet the $30,000,000 threshold or (ii) it no longer owns PTF and it does not have a Related Person that is entitled to designate an individual voting member for each Principal Committee in another Sector, together with the other Participants in the
                  Transmission Sector which for the same reasons are unable to designate an individual voting member, shall be represented by a group voting member of each Principal Committee (the
                  "Transmission Group Member"), and an alternate to that member.  The Transmission Group Member and alternate shall be appointed by a majority vote of all Participants in the Transmission
                  Sector required to be represented by that Member.  The Transmission Group Member shall have the same percentage of the Sector vote as the individual voting members designated by other
                  Participants in the Transmission Sector which meet the $30,000,000 threshold unless and until the original capital investment in PTF of the Participants represented by the Transmission
                  Group Member equals or exceeds twice the $30,000,000 threshold amount.  If the aggregate original capital investment in PTF equals or exceeds twice the $30,000,000 threshold amount, the percentage of the Sector votes assigned to the Transmission Group Member shall equal the number of full multiples of the $30,000,000 threshold, provided that the Transmission Group
                  Member shall in no event be entitled to more than twenty-five percent (25%) of the Sector vote.  For example, if Participants represented by the Transmission Group Member have an aggregate original capital investment in PTF in the NEPOOL Control Area totaling $70,000,000, the Transmission Group Member will have the same percentage of such votes as two
                  ($70,000,000/$30,000,000  Threshold = 2.33) individual voting members designated by individual
                  Participants, provided that there are at least six other members in the Sector so the
                  Transmission Group Member does not have more than twenty-five percent (25%) of the Transmission
                  Sector vote.  The Transmission Group Member shall be entitled to split his or her vote.

(c)      a Supplier Sector, which a Participant shall be eligible to join if (i) it engages in, or is licensed or otherwise authorized by a state or federal agency with jurisdiction to engage in, power marketing, power brokering or load aggregation within the NEPOOL Control Area or it had been engaged on and before December 31, 1998 solely in the distribution of electricity in the NEPOOL
                  Control Area, and (ii) it is not a Publicly Owned Entity.  A Participant which joins the
                  Supplier Sector shall be entitled to designate a voting member of each Principal Committee, and an alternate to the member.

(d)      a Publicly Owned Entity Sector, which all Participants which are Publicly Owned Entities are eligible to join and shall join, and which End User Participants are eligible to join if there is not an activated End User Sector.  A Participant which joins the Publicly Owned Entity Sector shall be entitled to designate a voting member of each Principal Committee, and an alternate to the member, except for

New England Power Pool                                                                                 Sheet No. 77
Restated NEPOOL Agreement

-------------------------------------------------------------------------------------------------------------------

                  End User Participants whose voting interests while they are in the Publicly Owned Entity Sector are defined in Section 6.2(e) below.

(e)               an End User Sector, which an End User Participant is eligible to join provided all of its Related
                  Persons which are Participants are also eligible to join the End User Sector.  Participants which join the End User Sector shall be entitled to designate an individual voting member of each Principal Committee and an alternate to the member; provided, however, that a voting member, and the alternate to the member, designated by a  Small End User shall not be a Related
                  Person of another Participant in a Sector other than the End User Sector.

                  Until the total number of End User Participants electing to join the End User Sector and eligible to designate an individual voting member ("End User Votes") is at least ten (10), all
                  End User Participants electing to join the End User Sector shall be members of the Publicly
                  Owned Entity Sector.  So long as the total number of End User Votes is less than three (3), the
                  End User Participants in the Publicly Owned Entity Sector shall be represented on each
                  Principal Committee by a single voting member.  During such time as there are at least three
                  (3), but less than ten (10), End User Votes, End User Participants electing to join the End
                  User Sector shall become a sub-sector of the Publicly Owned Entity Sector.  Such sub-sector shall have twenty percent (20%) of the Publicly Owned Entity Sector's vote, and each individual voting member of such sub-sector shall be allocated a per capita share of the sub-sector's vote.  The End User Sector shall become fully operational automatically as soon, and shall remain operational so long as, there are at least ten (10) End User Votes.

         The System Operator shall have the right to designate, by written notice delivered to the Secretary of the appropriate Principal Committee, a non-voting member and an alternate to each Principal Committee.
         All Participants have the right to join and be a member of a Sector.  If a Participant ceases to be eligible to be a member of the Sector which it previously joined and is not eligible to join another existing Sector other than the End User Sector, it shall have the right to remain and vote in the Sector in which the Participant is currently a member for up to one year.  By the end of such year, the NEPOOL
         Participants Committee shall make a filing with the Commission pursuant to which the Participant can join another Sector that either exists or is created pursuant to the NEPOOL Participants Committee filing.  Separate Sectors may be created, and the membership of existing Sectors may be modified, by amendment of the Agreement.

New England Power Pool                                                                                 Sheet No. 88
Restated NEPOOL Agreement

6.3      APPOINTMENT OF MEMBERS AND ALTERNATES.  A Participant or group of Participants shall designate, by a
         -------------------------------------
         written notice delivered to the Secretary of the appropriate Committee, the voting member appointed by it for the Committee and an alternate of the member.  In the absence of the member, the alternate shall have all the powers of the member, including the power to vote.  A Participant may change the Sector of which it is a member.  Other than for Sector changes required by Section 6.4(c), a change in the Sector in which a Participant is a member shall become effective beginning on the first annual meeting of the
         Participants Committee following notice of such change.

6.4      TERM OF MEMBERS.  Each voting member of a Principal Committee shall hold office until either (a) such
         ---------------
         member is replaced by the Participant or group of Participants which appointed the member, or (b) the appointing Participant ceases to be a Participant, or (c) the appointing Participant (or its Related
         Person) is no longer eligible to be in the Sector to which it belongs, but is eligible to join a different Sector.  Replacement of a member shall be effected by delivery by a Participant or group of
         Participants of written notice of such replacement to the Secretary of the appropriate Committee.

6.5      REGULAR AND SPECIAL MEETINGS.  Each Principal Committee shall hold its annual meeting in December or
         ----------------------------
         January at such time and place as the Chair shall designate and shall hold other meetings in accordance with a schedule adopted by the Committee or at the call of the Chair.  Five or more voting members of a
         Principal Committee may call subject to the notice provisions of Section 6.6 a special meeting of the
         Committee in the event that the Chair fails to schedule  such a meeting within three business days following the Chair's receipt from such members of a request specifying the subject matters to be acted upon at the meeting.

6.6      NOTICE OF MEETINGS.  Written or electronic notice of each meeting of a Principal Committee shall be
         ------------------
         given to each Participant, whether or not such Participant is entitled to appoint an individual voting member of the Committee, not less than three business days prior to the date of the meeting in the case of the Technical Committees and five business days prior to the date of the meeting for the Participants
         Committee.

         A notice of meeting shall specify the principal subject matters expected to be acted upon at the meeting.  In addition, such notice shall include, or specify internet location of, all draft resolutions to be voted at the meeting (which draft resolutions may be subject to amendment of intent but not subject matter during the meeting), and all background materials deemed by the Chair or Secretary to be necessary to the Committee to have an informed opinion on such matters.  Motions raised for which no draft resolutions or background materials have been provided may not be acted upon at a meeting and shall be deferred to a subsequent meeting which is properly noticed.

6.7      ATTENDANCE.  Regular and special meetings may be conducted in person, by telephone, or other electronic
         ----------
         means by means of which all persons participating in the meeting can communicate in real time with each other.  In order to vote during the course of a meeting, attendance is required in person or by telephone or other real time electronic means by a voting member or its alternate or a duly designated agent who has been given, in writing, the authority to vote for the member on all matters or on specific matters in accordance with Section 6.12.

6.8      QUORUM.  All actions by a Principal Committee, other than a vote by the Participants Committee by
         ------
         written ballot to amend the NEPOOL Agreement or Tariff, shall be taken at a meeting at which the members in attendance pursuant to Section 6.7 constitute a Quorum.  A Quorum requires the attendance by members which satisfy the Sector Quorum requirements (as defined in Section 6.9) for a majority of the activated
         Sectors.  No action may be taken by a Principal Committee unless a Quorum is present; provided, however, that if a Quorum is not present, the voting members then present shall have the power to adjourn the meeting from time to time until a Quorum shall be present.

6.9      VOTING DEFINITIONS.  For purposes of this Section 6.9 and Sections 6.10, 6.11 and 6.13, the following
         ------------------
         terms shall have the following respective meanings:

(a)      Sector Voting Share: for each active Sector, is the quotient obtained by dividing one hundred percent
         -------------------
                  (100%) by the number of active Sectors.  For example, if there are five active Sectors, the
                  Sector Voting Share of each of the Sectors is twenty percent (20%).  The aggregate Sector
                  Voting Shares shall equal one hundred percent (100%).

(b)      Sector Quorum: for a Sector shall be the lesser of (i) fifty percent (50%) or more (rounded to the next
         -------------
                  higher whole number) of the voting members of the Sector, or (ii) five (5) or more voting members of the Sector for the Participants Committee or three (3) or more voting members of the
                  Sector for the Technical Committees.

(c)      Member Fixed Voting Share: for a Committee voting member, whether or not the member is in attendance, is
         -------------------------
                  the quotient obtained by dividing (i) the Sector Voting Share of the Sector to which the
                  Participant or group of Participants which appointed the Committee voting member belongs by
                  (ii) the total number of Committee voting members appointed by members of that Sector, adjusted, if necessary, to take into account (A) the manner in which the voting shares of End
                  User Participants are to be determined while they are members of the Publicly Owned Entity
                  Sector, and (B) any required change in the voting share of a Group Member, in each case as determined in accordance with Section 6.2.

(d)      Member Adjusted Voting Share: for a Committee voting member which casts an affirmative or negative vote
         ----------------------------
                  on a proposed action or amendment and which has been appointed by a Participant or group of
                  Participants which are members of a Sector satisfying its Sector Quorum requirement for the proposed action or amendment, is the quotient obtained by dividing (i) the Sector Voting Share of that Sector by (ii) the number of voting members appointed by members of that Sector which cast affirmative or negative votes on the matter, adjusted, if necessary, for End User
                  Participants and group voting members as provided in the definition of "Member Fixed Voting
                  Share".

(e)      NEPOOL Vote: with respect to a proposed action or amendment is the sum of (i) the Member Adjusted Voting
         -----------
                  Shares of the voting members of the Committee which cast an affirmative vote on the proposed action or amendment and which have been appointed by a Participant or group of Participants which are members of a Sector satisfying its Sector Quorum requirements and (ii) the Member
                  Fixed Voting Shares of the voting members of the Committee which cast an affirmative vote on the proposed action or amendment and which have been appointed by a Participant or group of
                  Participants which are members of a Sector which fails to satisfy its Sector Quorum requirements.

(f)      Minimum Response Requirement: with respect to a proposed amendment to this Agreement or Tariff means
         ----------------------------
         that the ballots received by the Balloting Agent from Participants relating to the proposed amendment before the end of the appropriate time specified in Section 6.11(c) must satisfy the following thresholds:

(i)      the sum of the Member Fixed Voting Shares of the Participant voting members whose ballots are received must equal at least fifty percent (50%); and

(ii)     the Participants whose voting members timely return ballots for or against the amendment must include
         Participants that are represented by voting members having at least fifty percent
         (50%) of the Member Fixed Voting Shares in each of a majority of the activated Sectors.

6.10     VOTING ON PROPOSED ACTIONS.  All matters to be acted upon by a Principal Committee shall be stated in
         --------------------------
         the form of a motion by a voting member, which must be seconded.  Only one motion and any one amendment to that motion may be pending at one time.  Passage of a motion requires a NEPOOL Vote as determined pursuant to Section 6.9 equal to or greater than two thirds of the aggregate Sector Voting Shares.
         Voting members not in attendance or represented at a meeting as specified in Section 6.7 or abstaining shall not be counted as affirmative or negative votes.

6.11     VOTING ON AMENDMENTS.  Subject to Section 21.11 and Section 17A, amendments to the NEPOOL Agreement or
         --------------------
         Tariff shall be accomplished as follows:

(a)      Amendments shall be drafted by a standing or ad hoc NEPOOL committee or a Participant and sent to the
         Participants Committee for its consideration.

(b)      The Participants Committee shall take action pursuant to Section 6.10 to direct the Balloting Agent to circulate ballots for approval of the draft Amendment to each Participant for execution by its voting member or alternate on the Participants Committee or such Participant's duly authorized officer.

(c)      In order to be counted, ballots must be executed and returned to the Balloting Agent for NEPOOL in accordance with the following schedule:

(i)      If the ballots are delivered to each Participant by regular mail, properly executed ballots must be returned to and received by the Balloting Agent within ten (10) business days after deposit of such ballots in the mail by the Balloting Agent, and

(ii)     If the ballots are delivered to each Participant by overnight delivery, facsimile, electronic mail or hand delivery, then properly executed ballots must be returned to and received by the
         Balloting Agent within five (5) business days after (A) deposit of such ballots with an overnight delivery courier if delivered by overnight delivery, or (B) transmission of such ballots by the Balloting Agent if delivered by facsimile or electronic mail, or (C) receipt by the Participant if delivered by hand delivery.

(iii)    If the Minimum Response Requirement for an amendment has not been received by the Balloting Agent within the schedule identified in subsection (i) or (ii) above, the Balloting Agent shall send notice by overnight delivery, facsimile, electronic mail or hand delivery to all non-responding Participants and shall count any additional properly executed ballots which it receives within five (5) business days after such notice.  The date by which properly executed ballots must be returned and received by the Balloting Agent shall be specified by the Balloting Agent in the notice accompanying such ballots.

(d)      A Participant may appeal to the Review Board or submit for resolution pursuant to the alternative dispute resolution provisions of Section 21.1 a proposed amendment for which ballots have been circulated, provided that such appeal is taken or submission is presented before the end of the tenth (10th) business day after the Participants Committee has taken action to direct the
         Balloting Agent to circulate ballots for approval of the draft amendment, by giving to the
         Secretary of the Participants Committee a signed and written notice of appeal or submission.
         The appeal shall be moot, or submission shall be deemed withdrawn, if the amendment is not approved in balloting by the Participants Committee.  If the amendment is approved, a valid appeal or submission shall stay the filing with the Commission of any amendment to the NEPOOL
         Agreement or Tariff until either (i) a decision on the appeal by the Review Board, or (ii) the earlier of resolution pursuant to Section 21.1 or termination pursuant to Section 21.1.B(2) of the suspension effects of the submission.

(e)      In order for a proposed amendment to the NEPOOL Agreement or Tariff to be approved by the Participants
         Committee, the following criteria must be satisfied:

(i)      The Minimum Response Requirement must be satisfied with respect to the proposed amendment.

(ii)     The affirmative ballot votes with respect to the proposed amendment must equal or exceed two thirds of the aggregate Sector Voting Shares.

6.12     DESIGNATED REPRESENTATIVES AND PROXIES.  The vote of any member of a Principal Committee or the member's
         --------------------------------------
         alternate, other than a ballot on an amendment, may be cast by another person pursuant to a written, standing designation or proxy; provided, however, that the vote of a member or alternate to that member representing a Small End User may not be cast by a Participant or a Related Person of a Participant in a
         Sector other than the End User Sector.  A designation or proxy shall be dated not more than one year previous to the meeting and shall be delivered by the member or alternate to the Secretary of the
         Committee at or prior to any votes being taken at the meeting at which the vote is cast pursuant to such designation or proxy.  A single individual may be the designated representative of or be given the proxy of the voting members representing any number of Participants of any one Sector or Participants from multiple Sectors.

6.13     LIMITS ON REPRESENTATIVES.  In the Generation Sector, no one person may exercise more than twenty-five
         -------------------------
         percent (25%) of that Sector's total Member Fixed Voting Shares without the unanimous written agreement of all members of the Generation Sector.  In the End User Sector, no one person may vote on behalf of more than five (5) Small End Users.  Except as otherwise provided herein, other Sectors may by unanimous written agreement elect to impose limits on the voting power any one individual may have in that

         Sector through being the designated representative of multiple voting members or carrying multiple proxies from voting members of that Sector.  Notice of any such limits on voting power must be posted on the System Operator home page and be capable of being accessed by all Participants.

6.14     ADOPTION OF BYLAWS.  The Participants Committee shall adopt bylaws, consistent with this Agreement,
         ------------------
         governing procedural matters including the conduct of its meetings and those of the other Principal
         Committees.  If there is any conflict between such bylaws and the Agreement, the Agreement shall control.  A Principal Committee may vote to waive its bylaws for a particular meeting, provided the motion to effect the waiver is approved in accordance with Section 6.10.

6.15     JOINT MEETINGS OF TECHNICAL COMMITTEES.  It is recognized that responsibilities of the Technical
         --------------------------------------
         Committees may overlap in certain areas.  In areas of overlap, the Reliability Committee is responsible for addressing reliability matters, the Markets Committee is responsible for addressing market implications of actions or recommendations, and the Tariff Committee is responsible for addressing issues relating to transmission and ancillary services.  The Chairs of the Technical Committees, with input from the Liaison Committee Co-Chairs or entire Liaison Committee, as appropriate, shall prioritize and sequence Technical Committee activities to ensure full and proper input by Participants while maximizing the efficiency of the decision making process.  To the extent appropriate and desirable, the
         Technical Committees are authorized and encouraged to hold meetings, and to conduct studies and exercise responsibilities, jointly with other Technical Committees.

                                                     [Next Sheet is 90]

New England Power Pool                                                                                Sheet No. 90
Restated NEPOOL Agreement

                                                    SECTION 7
                                              PARTICIPANTS COMMITTEE
                                              ----------------------

7.1      OFFICERS.  At its annual meeting, the Participants Committee shall elect from among its members a Chair
         --------
         and Vice-Chair; it shall also elect a Secretary who shall not be a member.  These officers shall have the powers and duties usually incident to such offices and as set forth in the Committee bylaws.

7.2      ADOPTION OF BUDGETS.  At each annual meeting, the Participants Committee shall adopt a NEPOOL budget for
         -------------------
         the ensuing calendar year.  In adopting budgets the Participants Committee shall give due consideration to the budgetary requests of each committee.  The Participants Committee may modify any NEPOOL budget from time to time after its adoption.

7.3      ESTABLISHING RELIABILITY STANDARDS.  It shall be the duty of the Participants Committee, after review of
         ----------------------------------
         reports, recommendations and actions of the System Operator and the Reliability Committee and such other matters as the Participants Committee deems pertinent, to establish or approve Reliability Standards for the bulk power supply of NEPOOL.  Such Reliability Standards shall be consistent with the directives of
         NERC and the NPCC and shall be reviewed periodically by the Participants Committee and revised as the
         Participants Committee deems appropriate.

7.4      APPOINTMENT AND COMPENSATION OF NEPOOL PERSONNEL.  The Participants Committee shall determine what
         ------------------------------------------------
         personnel are desirable for the effective operation and administration of NEPOOL and shall fix or authorize the fixing of the compensation for such persons.  In addition, the Participants Committee shall determine what resources are desirable for the effective operation of the Technical Committees and shall, on its own or pursuant to the recommendation of a Technical Committee, authorize the incurrence of such expenses as may be required to enable the Technical Committee, or its subgroups, to properly perform their duties, including, but not limited to, the retention of a consultant or the procurement of computer time.

7.5      DUTIES AND AUTHORITY.
         --------------------

(a)      The Participants Committee shall have the duty and requisite authority to administer, enforce and interpret the provisions of this Agreement and any other agreement or document approved by the
         Participants Committee or its predecessor in order to accomplish the objectives of NEPOOL including the making of any decision or determination necessary under any provision of this
         Agreement or any other agreement or document approved by the Participants Committee or its predecessor and not expressly specified to be decided or determined by any other body.

(b)      The Participants Committee shall have the authority to provide for such facilities, materials and supplies as the Participants Committee may determine are necessary or desirable to carry out the provisions of this Agreement.

(c)      The Participants Committee shall have, in addition to the authority provided in Section 7.3, the authority, after consultation with other NEPOOL committees and the System Operator, to establish or approve consistent standards with respect to any aspect of arrangements between
         Participants and Non-Participants which it determines may adversely affect the reliability of
         NEPOOL, and to review such arrangements to determine compliance with such standards.

(d)      The Participants Committee, or its designee, shall have the authority to act on behalf of all
         Participants in carrying out any action properly taken pursuant to the provisions of this
         Agreement.  Without limiting the foregoing general authority, the Participants Committee, or its designee, shall have the authority on behalf of all Participants to execute any contract, lease or other instrument which has been properly authorized pursuant to this Agreement including, but not limited to, one or more contracts with the System Operator, and to file with the Commission and other appropriate regulatory bodies:  (i) this Agreement and documents amending or supplementing this Agreement, including the Tariff, (ii) contracts with
         Non-Participants or the System Operator, and (iii) related tariffs, rate schedules and certificates of concurrence.  The Participants Committee shall, in addition, have the authority to represent NEPOOL in proceedings before the Commission.

(e)      The Participants Committee shall have the duty and requisite authority, after consultation with other
         NEPOOL committees and the System Operator, to fix the NEPOOL Objective Capability for each month of each Power Year prior to the beginning of the Power Year and thereafter to review at least annually the anticipated Load of the NEPOOL Participants and NEPOOL Installed Capability
         for each month of such Power Year and to make such adjustments in the NEPOOL Objective
         Capability as the Participants Committee may determine on the basis of such review.  Since changes in the circumstances which must be assumed by the Participants Committee in fixing
         NEPOOL Objective Capability for a future period can significantly affect the required level of
         NEPOOL Objective Capability for that period, the Participants Committee shall, where appropriate, also determine the effect on NEPOOL Objective Capability of significant changes in circumstances from those assumed, either by fixing alternative NEPOOL Objective Capabilities, or by adopting adjustment factors or formulas.

(f)      The Participants Committee shall have the duty and requisite authority to establish or approve schedules fixing the amounts to be paid by Participants and Non-Participants to permit the recovery of expenses incurred in furnishing some or all of the services furnished by NEPOOL either directly or through the System Operator.

(g)      The Participants Committee shall have the duty and requisite authority to provide for the sharing by
         Participants, on such basis as the Participants Committee may deem appropriate, of payments and costs which are not otherwise reimbursed under this Agreement and which are incurred by
         Participants or under arrangements with Non-Participants and approved or authorized by the
         Committee as necessary in order to meet or avoid short-term deficiencies in the amount of resources available to meet the Pool's reliability objectives.

(h)      The Participants Committee shall have the authority, at the time that it acts on an Entity's application pursuant to Section 3.1 to become a Participant, to waive, conditionally or unconditionally, compliance by such Entity with one or more of the obligations imposed by this Agreement if the
         Participants Committee determines that such compliance would be unnecessary or inappropriate for such Entity and the waiver for such Entity will not impose an additional burden on other
         Participants.

(i)      The Participants Committee shall have the authority to establish standard conditions and waivers with respect to applications by Entities for membership in NEPOOL and to modify such standard conditions and waivers as appropriate in connection with changed circumstances with respect to such applicants, provided that the Participants Committee determines that the standard conditions and waivers for such Entities will not impose an additional burden on other
         Participants.

(j)      The Participants Committee shall have the duty and requisite authority to act on appeals to it from the actions of other Principal Committees if delegated to such Committees by the Participants
         Committee pursuant to Section 7.5(k), to appoint the Review Board, and to appoint a special committee to administer NEPOOL's alternate dispute resolution procedures or to take any other action if it determines that such action is necessary or appropriate to achieve a prompt resolution of disputes under the provisions of Section 21.1.

(k)      The Participants Committee shall have the authority to delegate its powers and duties to one or more of the Technical Committees, the System Operator, or other entity as it sees fit provided that (i)
         such delegation is clearly stated and approved by a Participant Committee action, (ii) such delegation does not violate any other provision set forth herein, and (iii) the action of such entity on any matter delegated to it may be appealed by any Participant to the Participants
         Committee provided such an appeal is taken prior to the end of the tenth business day following the action of the Technical Committee, the System Operator, or such entity by giving to the
         Secretary of the Participants Committee a signed and written notice of appeal, a copy of which the Secretary shall provide to the

New England Power Pool                                                                                Sheet No. 101
Restated NEPOOL Agreement

-------------------------------------------------------------------------------------------------------------------

                  System Operator and each member and alternate of the Participants Committee.  Pending action on the appeal by the Participants Committee, the giving of a notice of appeal as aforesaid shall suspend the action appealed from.

(l)      The Participants Committee shall have the duty and requisite authority to establish the NEPOOL
         Information Policy.

(m)      The Participants Committee shall have the duty and requisite authority to adopt and approve, amend and approve or resubmit to one or more Technical Committees for additional comment, any matter submitted to the Participants Committee by a Technical Committee.

(n)      Subject to Section 20(h), the Participants Committee shall have such further powers and duties as are conferred or imposed upon it by other sections of this Agreement.

7.6      ATTENDANCE OF PARTICIPANTS AT COMMITTEE MEETING.  Each Participant which does not have the right to
         -----------------------------------------------
         designate an individual voting member of the Participants Committee shall, with the exception of meetings held pursuant to Section 11B.9 and meetings in executive session pursuant to Section 11B.10, be entitled to attend any meeting of the Committee or

New England Power Pool                                                                                Sheet No. 103
Restated NEPOOL Agreement

         any other NEPOOL committee, and shall have a reasonable opportunity to express views on any matter to be acted upon at the meeting.

7.7      APPEAL OF ACTIONS TO REVIEW BOARD.  Any Participant which otherwise has the ability to submit a matter
         ---------------------------------
         for resolution under Section 21.1 may, in lieu of submitting a dispute as to a Participants Committee action or failure to take action for resolution pursuant to Section 21.1, appeal such matter to the
         Review Board.  Except as otherwise provided in Section 6.11, such an appeal shall be taken prior to the end of the tenth business day following the meeting of the Participants Committee to which the appeal relates by giving to the Secretary of the Participants Committee by hand delivery, facsimile, electronic mail or regular mail a signed and written notice of appeal, a copy of which the Secretary shall provide to each Participant.  If no appeal of a Participants Committee action or failure to take action is taken, and the action or failure to take action is not submitted for resolution pursuant to Section
         21.1, within such time period, that Participants Committee action or failure to take action shall be final and effective.  If an appeal is taken, pending action on the appeal by the Review Board, the giving of a notice of appeal as aforesaid shall suspend the action appealed from. To the extent any action taken relates to the approval of a rule or procedure which must be filed with the Commission, the rule or procedure shall not be filed until the time for appeal or submission for dispute resolution has elapsed and, if an appeal has been filed or submission for dispute resolution has been made, either (i)
         a decision on the appeal has been issued by the Review Board, or (ii) the earlier of resolution pursuant to Section 21.1 of the matter submitted for dispute resolution or the termination pursuant to Section
         21.1.B(2) of the suspension effect of such submission.

                                                    [Next Sheet is 100]

                                                     SECTION 8
                                               RELIABILITY COMMITTEE
                                               ---------------------

8.1      OFFICERS.  The Reliability Committee shall have a Chair, Vice-Chair and Secretary.  The Chair and
         --------
         Secretary of the Reliability Committee shall be appointed by the System Operator from time to time in accordance with Section 20(j).  The Chair will be responsible for presiding at meetings of the Committee and establishing agendas for its meetings in conjunction with the Vice-Chair and shall have the powers and duties as set forth in the Committee bylaws.  The Secretary shall have the powers and duties usually incident to such office and as set forth in the Committee bylaws.  The Chair and Secretary shall have no voting rights.  The Vice-Chair shall be elected by the Reliability Committee from among its voting members from time to time.  The Vice-Chair shall have the powers and duties usually incident to such office and such powers and duties as set forth in the Committee bylaws, including, without limitation, the responsibility to develop in conjunction with the Chair, Committee meeting agendas.

8.2      NOTICE TO MEMBERS AND ALTERNATES OF PARTICIPANTS COMMITTEE.  Prior to the end of the fifth business day
         ----------------------------------------------------------
         following a meeting of the Reliability Committee, the Secretary of the Reliability Committee shall give written notice to the System Operator and each member

New England Power Pool                                                                                Sheet No. 106
Restated NEPOOL Agreement

         and alternate of the Participants Committee of any action taken by the Reliability Committee at such meeting.

8.3      VOTING; APPEAL OF ACTIONS.  Votes taken by the Reliability Committee shall be binding on the
         -------------------------
         Participants only for those matters in which the Committee has specifically designated authority under this Agreement or has been properly delegated authority by the Participants Committee pursuant to
         Section 7.5(k).

         Any Participant may appeal to the Participants Committee any binding action taken by the Reliability
         Committee.  Such an appeal shall be taken prior to the end of the tenth business day following the meeting of the Reliability Committee to which the appeal relates by giving to the Secretary of the
         Participants Committee a signed and written notice of appeal, a copy of which the Secretary shall provide to the System Operator and each member and alternate of the Participants Committee.  Pending action on the appeal by the Participants Committee, the giving of a notice of appeal as aforesaid shall suspend the action appealed from.

8.4      RESPONSIBILITIES.  The Reliability Committee shall perform the following functions as necessary and
         ----------------
         appropriate in light of Section 20(h), in conjunction with the System Operator as appropriate, and shall recommend action to the

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Restated NEPOOL Agreement

-------------------------------------------------------------------------------------------------------------------

         System Operator, Participants Committee or Transmission Owners, as appropriate, with respect thereto:

(a)      provide input to the Participants Committee, Transmission Owners, and System Operator, as appropriate, on transmission facilities and the development of a regional transmission plan in order to achieve the objectives of NEPOOL;

(b)      following appropriate study, recommend NEPOOL Objective Capability for each Power Year;

(c)      periodically review the procedures used to calculate NEPOOL Installed Capability, NEPOOL Objective
         Capability and NEPOOL Capability Responsibility;

(d)      periodically prepare short and long term load forecasts for use in NEPOOL studies and operations and to meet requirements of regulatory agencies;

(e)      review communications and liaison arrangements between NEPOOL and governmental authorities on power supply, environmental, load forecasting, and transmission issues;

(f)      coordinate the collection and exchange of necessary system data and future plans related to reliability for use in NEPOOL planning and to meet requirements of regulatory agencies;

(g)      coordination of studies of, and provide information to Participants on, maintenance schedules for the supply and demand-side resources and transmission facilities of the Participants;

(h)      based on appropriate studies, recommend for Participants Committee approval Reliability Standards to assure the reliable operation and facilitate the efficient operation of the NEPOOL Control Area bulk power system and those operating rules which guide the implementation of the Reliability
         Standards.  Such Reliability Standards and operating rules shall include, without limitation, the following:

(i)      standards to determine the current Annual Peak, Adjusted Annual Peak, Monthly Peak, Adjusted Monthly
         Peak, and aggregate obligations of the Participants in each of the NEPOOL Markets;

(ii)     standards to establish short and long term load forecasts for use in NEPOOL operations and to meet requirements of regulatory agencies;

(iii)    standards with respect to the administration and enforcement of, and reporting pursuant to, NERC and
         NPCC policies and requirements;

(iv)     standards for use in planning and design of the NEPOOL interconnected bulk power system;

(v)      standards to ensure the continuous reliability of the bulk power transmission system, such standards to include, without limitation, criteria and rules relating to protective equipment, transfer limits, voltage schedules, voltage guides, operating guides, sub-area reserves, switching, voltage control, load shedding, emergency and restoration procedures, and the coordination of scheduling of the operation and maintenance of supply and demand-side resources and transmission facilities of the Participants;

(vi)     standards for determining the capabilities of each electric generating unit or combination of units in which a Participant has an Entitlement in a uniform manner applying generally accepted engineering principles; and

(vii)    as appropriate, reliability standards for interpool coordination transactions.

(i)      review proposed supply and demand-side resource plans and the proposed transmission and interconnection plans of Participants pursuant to Section 18.4 and, based on such review, recommend action regarding such proposed plans;

(j)      make recommendations regarding procedures for dispatch infrastructure (i.e. voice and data communications protocols, AGC pulsing arrangements, Energy Management System and System Control and Data Acquisition interfaces, Satellite relations, etc.);

(k)      provide input and make recommendations with respect to the reliability considerations of general system operations (i.e. commitment/ decommitment, real time dispatch, review and approval of distribution of reserves, etc.);

(l)      recommend to the Participants Committee the retention of a consultant, procurement of computer time, or the incurrence of consultant expenses or such other expenses as may be required to enable the
         Reliability Committee, its subcommittees, and task forces properly to perform their duties;

(m)      make recommendations to the Participants Committee, Transmission Owners, and System Operator, as
         appropriate, with respect to development and amendment of interconnection procedures and documents related to such procedures; and

(n)      to the extent appropriate, develop criteria, guidelines and methodologies to assure consistency in monitoring and assessing conformance of Participant and regional transmission plans to accepted reliability criteria.

8.5      ESTABLISHMENT OF SUBCOMMITTEES AND TASK FORCES.  The Reliability Committee shall have the authority to
         ----------------------------------------------
         establish subcommittees and task forces for particular studies.

8.6      FURTHER POWERS AND DUTIES.  The Reliability Committee shall have such further powers and duties as are
         -------------------------
         consistent with the duties and responsibilities set forth herein or as may be properly delegated to it by the Participants Committee.

                                                    [Next Sheet is 108]

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Restated NEPOOL Agreement

                                                    SECTION 9
                                                 TARIFF COMMITTEE
                                                 ----------------

9.1      OFFICERS.  The Tariff Committee shall have a Chair, Vice-Chair and Secretary.  The Chair and Secretary
         --------
         of the Tariff Committee shall be appointed by the System Operator from time to time in accordance with
         Section 20(j).  The Chair will be responsible for presiding at meetings of the Committee and establishing agendas for its meetings in conjunction with the Vice-Chair and shall have the powers and duties as set forth in the Committee bylaws.  The Secretary shall have the powers and duties usually incident to such office and as set forth in the Committee bylaws.  The Chair and Secretary shall have no voting rights.  The Vice-Chair shall be elected by the Tariff Committee from among its voting members from time to time. The Vice-Chair shall have the powers and duties usually incident to such office and such powers and duties as set forth in the Committee bylaws, including, without limitation, the responsibility to develop in conjunction with the Chair, Committee meeting agendas.

9.2      NOTICE TO MEMBERS AND ALTERNATES OF PARTICIPANTS COMMITTEE.  Prior to the end of the fifth business day
         ----------------------------------------------------------
         following a meeting of the Tariff Committee, the Secretary of the Tariff Committee shall give written notice to the System Operator and each member and

         alternate of the Participants Committee of any action taken by the Tariff Committee at such meeting.

9.3      VOTING; APPEAL OF ACTIONS. Votes taken by the Tariff Committee shall be binding on the Participants only
         -------------------------
         for those matters in which the Committee has specifically designated authority under this Agreement or has been properly delegated authority by the Participants Committee pursuant to Section 7.5(k).

         Any Participant may appeal to the Participants Committee any binding action taken by the Tariff
         Committee.  Such an appeal shall be taken prior to the end of the tenth business day following the meeting of the Tariff Committee to which the appeal relates by giving to the Secretary of the
         Participants Committee a signed and written notice of appeal, a copy of which the Secretary shall provide to the System Operator and each member and alternate of the Participants Committee.  Pending action on the appeal by the Participants Committee, the giving of a notice of appeal as aforesaid shall suspend the action appealed from.

9.4      RESPONSIBILITIES.  The Tariff Committee shall perform the following functions as necessary and
         ----------------
         appropriate in light of Section 20(h), in conjunction with the System Operator as appropriate, and shall recommend action to the

New England Power Pool                                                                                Sheet No. 118
Restated NEPOOL Agreement

         System Operator, Participants Committee or Transmission Owners, as appropriate, with respect thereto:

(a)      develop appropriate billing procedures for transmission and ancillary services pursuant to this
         Agreement and the Tariff;

(b)      develop and recommend to the Participants Committee and the Transmission Owners Committee, as
         appropriate, (i) amendments, additions and other changes to the Tariff and (ii) related Tariff rules;

(c)      providing input to the System Operator on the development of Administrative Procedures with respect to the administration of the Tariff and the OASIS;

(d)      to the extent appropriate, conduct and/or review such studies and make such determinations as are assigned to the Committee pursuant to this Agreement and the Tariff with respect to financial treatment of additions to or upgrades of PTF; and

(e)      recommend to the Participants Committee the retention of a consultant, procurement of computer time, or the incurrence of consultant expenses or such other expenses as may be required to enable the
         Tariff Committee, its subcommittees, and task forces properly to perform their duties.

9.5      ESTABLISHMENT OF SUBCOMMITTEES AND TASK FORCES.  The Tariff Committee shall have the authority to
         ----------------------------------------------
         establish subcommittees and task forces for particular studies.

9.6      FURTHER POWERS AND DUTIES.  The Tariff Committee shall have such further powers and duties as are
         -------------------------
         consistent with the duties and responsibilities set forth herein or as may be properly delegated to it by the Participants Committee.

                                                    [Next Sheet is 112]

New England Power Pool                                                                                Sheet No. 112
Restated NEPOOL Agreement

                                                    SECTION 10
                                                 MARKETS COMMITTEE
                                                 -----------------

10.1     OFFICERS.  The Markets Committee shall have a Chair, Vice-Chair and Secretary.  The Chair and Secretary
         --------
         of the Markets Committee shall be appointed by the System Operator from time to time in accordance with
         Section 20(j).  The Chair will be responsible for presiding at meetings of the Committee and establishing agendas for its meetings in conjunction with the Vice-Chair and shall have the powers and duties as set forth in the Committee bylaws.  The Secretary shall have the powers and duties usually incident to such office and as set forth in the Committee bylaws.  The Chair and Secretary shall have no voting rights.  The Vice-Chair shall be elected by the Markets Committee from among its voting members from time to time.  The Vice-Chair shall have the powers and duties usually incident to such office and such powers and duties as set forth in the Committee bylaws, including, without limitation, the responsibility to develop in conjunction with the Chair, Committee meeting agendas.

10.2     NOTICE TO MEMBERS AND ALTERNATES OF PARTICIPANTS COMMITTEE.  Prior to the end of the fifth business day
         ----------------------------------------------------------
         following a meeting of the Markets Committee, the Secretary of the Markets Committee shall give written notice to the System Operator and each member and

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Restated NEPOOL Agreement

         alternate of the Participants Committee of any action taken by the Markets Committee at such meeting.

10.3     VOTING; APPEAL OF ACTIONS.  Votes taken by the Markets Committee shall be binding on the Participants
         -------------------------
         only for those matters in which the Committee has specifically designated authority under this Agreement or has been properly delegated authority by the Participants Committee pursuant to Section 7.5(k).

         Any Participant may appeal to the Participants Committee any binding action taken by the Markets
         Committee.  Such an appeal shall be taken prior to the end of the tenth business day following the meeting of the Markets Committee to which the appeal relates by giving to the Secretary of the
         Participants Committee a signed and written notice of appeal, a copy of which the Secretary shall provide to the System Operator and each member and alternate of the Participants Committee.  Pending action on the appeal by the Participants Committee, the giving of a notice of appeal as aforesaid shall suspend the action appealed from.

10.4     RESPONSIBILITIES.  The Markets Committee shall perform the following functions as necessary and
         ----------------
         appropriate in light of Section 20(h), in conjunction with the System Operator as appropriate, and shall recommend action to the

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Restated NEPOOL Agreement

         System Operator, Participants Committee or Transmission Owners, as appropriate, with respect thereto:

(a)      based on appropriate studies, develop market procedures to assure the reliable operation and facilitate the efficient operation of the NEPOOL Control Area bulk power supply;

(b)      (i) evaluate studies of the market implications of maintenance schedules for the supply and demand-side resources and transmission facilities of the Participants and operable capacity margins, and
         (ii) develop market procedures for scheduling maintenance for supply and demand resources and transmission resources;

(c)      to the extent appropriate to assure the efficient operation of the NEPOOL Markets, develop reasonable standards, criteria and rules relating to protective equipment, switching, voltage control, load shedding, emergency and restoration procedures, and the operation and maintenance of supply and demand-side resources and transmission facilities of the Participants;

(d)      develop procedures for determining the market implications of the seasonal capabilities of each electric generating unit or combination of units in which a Participant has an Entitlement;

(e)      develop procedures for determining as appropriate from time to time the current Annual Peak, Adjusted
         Annual Peak, Monthly Peak, Adjusted Monthly Peak, Installed Capability Responsibility, and
         obligations for Energy, Operating Reserve and AGC of each Participant;

(f)      develop Market Rules and periodically review and recommend changes thereto as appropriate.  Such Market
         Rules shall include, without limitation, the following:

(i)      submission of Bid Prices and the determination of prices for each of the NEPOOL Markets;

(ii)     determination for each Participants of its obligations under each of the NEPOOL Markets;

(iii)    establishment or approval of appropriate billing procedures for market transactions pursuant to this
         Agreement;

(iv)     calculation and equitable apportionment of losses incurred in connection with Interchange Transactions;
         and

(v)      interpool market contract coordination as appropriate.

(g)      develop operating procedures relating to the administration of the NEPOOL Markets and periodically review and recommend changes thereto as appropriate; and

(h)      recommend the retention of a consultant, procurement of computer time, or the incurrence of consultant expenses or such other expenses as may be required to enable the Markets Committee, its subcommittees, and task forces properly to perform their duties.

10.5     ESTABLISHMENT OF SUBCOMMITTEES AND TASK FORCES.  The Markets Committee shall have the authority to
         ----------------------------------------------
         establish subcommittees and task forces for particular studies.

10.6     FURTHER POWERS AND DUTIES.  The Markets Committee shall have such further powers and duties as are
         -------------------------
         consistent with the duties and responsibilities set forth herein or as may be properly delegated to it by the Participants Committee.

10.7     DEVELOPMENT OF RULES RELATING TO NON-PARTICIPANT SUPPLY AND DEMAND-SIDE RESOURCES.  It is recognized
         ---------------------------------------------------------------------------------
         that arrangements between Participants and Non-Participants with respect to the Non-Participants' supply and demand-side resources may create special problems in the application of Sections 12 and 14.
         Accordingly, the Markets Committee shall analyze such special problems and recommend to the Participants
         Committee appropriate rules for reflecting such resources in the Installed System Capability of a
         Participant which enters into such an arrangement and for the treatment of such arrangements for Energy,
         Operating Reserve and AGC purposes.  Upon approval by the Participants Committee, such rules shall supersede the provisions of Sections 12 and 14 (and the related definitions in Section 1) to the extent of any conflict therewith upon acceptance by the Commission.

                                                    [Next Sheet is 118]

New England Power Pool                                                                                Sheet No. 118
Restated NEPOOL Agreement

                                                    SECTION 11
                                               FURTHER RESTRUCTURING
                                               ---------------------

The NEPOOL Participants undertake to finalize by March 31, 2000 the negotiation of more comprehensive arrangements for the reassignment of appropriate administrative responsibilities to the System Operator in the
Interim ISO Agreement.

                                                   SECTION 11A
                                                   REVIEW BOARD
                                                   ------------

         11A.1    ORGANIZATION.  There shall be a Review Board which, in addition to responsibility under Section
                  ------------
         11B.12, shall be responsible for ruling on appeals taken from actions of the Participants Committee and for advising the Participants Committee as to the issues raised on any appeals before it provided that appeals from actions of the System Operator shall not be taken to the Review Board.  In ruling on appeals, the Review Board shall consider, among other things, whether the action is consistent with
         Commission policies.  In addition, if the appeal relates to an amendment to the Agreement or market rule, the Review Board shall consider the extent to which such amendment imposes a burden on the
         Participants which do not vote in favor of the amendment that is materially greater in degree than that imposed on the Participants which have voted in favor of the amendment.  The Review Board shall not have the right to review or otherwise participate in actions of the System Operator or to take any action with respect to any matter involving a dispute between the System Operator and either NEPOOL or any
         Participant.  The Participants agree that the process of selecting the Review Board shall commence upon the initial formation of the Participants Committee. Until the initial organization of the Review Board is completed, the Board of Directors of the System Operator or a committee thereof consisting of not less than three System Operator Directors designated by the System Operator Board of Directors shall perform the functions of the Review Board, provided that the provisions of Sections 11A.2 through 11A.6 shall not be applicable to the Board of Directors of the System Operator acting as a Review Board.  All expenses incurred by the System Operator as a result of the Board of Directors in acting as the Review
         Board shall be NEPOOL expenses.

         11A.2    COMPOSITION.  The Review Board shall be composed of five members.  The Review Board Members
                  -----------
         shall initially be selected by the Participants Committee from a slate of candidates.  An independent consultant, retained by the Participants Committee, shall prepare a list of persons qualified and willing to serve on the Review Board.  A subcommittee appointed by the Participants Committee shall review the list and distribute

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Restated NEPOOL Agreement

         to the members of the Participants Committee a slate from among the list proposed by the independent consultant, along with information on the background and experience of the persons on the slate appropriate to evaluating their fitness for service on the Review Board.  If the Participants
         Committee fails to select a full Review Board from the slate proposed by the subcommittee, the Committee shall direct the independent consultant to propose a further list of nominees for consideration at the next regular meeting of the Participants Committee.  Thereafter, prior to the expiration of a Review
         Board Member's term, and upon the occurrence of any vacancy on the Board, the Participants Committee shall select a successor Member.

         11A.3    QUALIFICATIONS.  The Review Board Members shall be independent experts knowledgeable about
                  --------------
         issues typically faced by entities engaged in energy production, transmission, distribution and sale under Federal or State regulation.  A Review Board Member shall not be, and shall not have been at any time within five years of election to the Review Board, a director, officer or employee of a Participant or of a Related Person of a Participant.  Except as otherwise provided in the Code of Conduct and Ethics
         Policy of the Review Board adopted by the Participants Committee, while serving on the Review Board, a
         Review Board Member (a) shall not have a material ongoing business or professional relationship or other affiliation with any Participant or its Related Persons and (b) shall otherwise be subject to the same independence requirements imposed on Directors of the System Operator Board of Directors.

          11A.4   TERM.  A Review Board Member shall serve for a term of three years; provided, however, that two
                  ----
         of the Review Board Members selected initially shall be chosen by lot to serve a term of two years, two of the Review Board Members selected initially shall be chosen by lot to serve a term of three years and the other Review Board Member selected initially shall serve a term of four years.

         11A.5    MEETINGS.  Meetings of the Review Board may be conducted in person or by telephone or other
                  --------
         electronic means by means of which all persons participating in the meeting can communicate in real time with each other.

         11A.6    BYLAWS.  To the extent not inconsistent with any provision of this Agreement, the Participants
                  ------
         Committee shall adopt bylaws establishing procedures for the Review Board's activities as it may deem appropriate, including but not limited to bylaws governing the scheduling, noticing and conduct of meetings of the Review Board, a code of conduct, selection of a Chair and Vice-Chair of the Review
         Board, and action by the

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Restated NEPOOL Agreement

-------------------------------------------------------------------------------------------------------------------

         Review Board without a meeting.  Such bylaws shall not modify or be inconsistent with any of the rights or obligations established by this Agreement.

          11A.7   PROCEDURE ON APPEAL OF PARTICIPANT COMMITTEE ACTION OR FAILURE TO TAKE ACTION.
                  -----------------------------------------------------------------------------

(a)      Submission of an Appeal:  A Participant seeking review ("Appealing Party") by the Review Board of action
         -----------------------
         of the Participants Committee shall give written notice of the appeal in accordance with
         Section 7.7, and the appeal shall have the suspension effect specified in Section 7.7.

(b)      Intervenors and Time Limits:  Any other Participant that wishes to participate in the appeal proceeding
         ---------------------------
         hereunder shall give signed written notice to the Secretary of the Participants Committee no later than seven (7) business days after the Appealing Party has given notice of appeal or such other time as permitted by the Review Board and shall upon the approval of the Review Board be permitted to participate in the appeal.

(c)      Procedural Rules:  The procedural rules (if any), for the conduct of the appeal shall be determined by
         ----------------
         the Review Board in consultation with the Participants Committee and each Appealing Party on a case-by-case basis.

(d)      Pre-hearing Submissions: Each Appealing Party shall provide the Review Board, within fifteen (15)
         -----------------------
         business days of the giving of its notice of appeal or such other time as permitted by the
         Review Board, a brief written statement of its complaint and a statement of the remedy or remedies it seeks, accompanied by copies of any documents or other materials it wishes the
         Review Board to review.  The Participants Committee and, as appropriate, any other Participant participating in the appeal will provide the Review Board, within seven (7) business days of the Appealing Party's submission or such other time as permitted by the Review Board, copies of the minutes of all NEPOOL committee meetings at which the matter was discussed and if deemed appropriate by the Participants Committee or otherwise requested by the Review Board a brief description of the action (or failure to act) being appealed and a brief statement explaining why the Participants Committee believes its action (or failure to act) should be upheld by the
         Review Board, together with copies of documents or other materials referenced in such submission for the Review Board to review and materials, if any, which interested Participants provide to the Secretary of the Participants Committee and reasonably request be submitted to the Review Board.

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Restated NEPOOL Agreement

         In addition, each party shall designate one or more individuals to be available to answer questions the Review Board may have on the documents or other materials submitted.  The answers to all such questions shall be reduced to writing by the party providing the answer and a copy shall be made available to any requesting Participant.

(e)      Hearing: A hearing (if any) will be held as soon as is reasonably practicable.
         -------

(f)      Decision: The Review Board's decision, to the extent practicable, shall be due, within ninety (90) days
         --------
         of the giving of notice of the appeal.

                  11A.8    EFFECT OF A REVIEW BOARD DECISION.
                           ---------------------------------

(a)      Each Review Board Member shall have one vote and a decision of the Review Board, either to grant or deny an appeal, shall require affirmative votes by a majority of the Review Board Members but not less than three (3) such Members.

(b)      (i)               Appeal denied.  If the Review Board denies the appeal, the action of the Participants
                           -------------
                           Committee will be final and effective, subject to Commission acceptance if and as required.

(ii)     Appeal granted.  If the Review Board grants the appeal, the Review Board's determination (granting the
         --------------
         appeal) will be final and the action of the Participants Committee shall not take effect.

(c)      If the Review Board grants an appeal, the Review Board may submit a proposed resolution of the matter that was the subject of the appeal to the Participants Committee.  The Participants Committee
         may, but is not required to, take further action with regard to the matter.  If the
         Participants Committee votes on an action regarding the matter (including a vote not to act on the matter), the action or non-action of the Participants Committee shall be subject to further appeal by any Participant to the Review Board in accordance with Section 7.7.  Any proposed resolution that the Review Board submits to the Participants Committee is advisory only.

         11A.9    An action or failure to act once appealed by a Participant to the Review Board may not be subject to the alternative dispute resolution provisions of Section 21.1, regardless of the outcome of the appeal.  Conversely, an action or failure to act submitted for resolution by a Participant pursuant to Section 21.1 may not be brought before the Review Board.  If more than one Participant appeals and/or submits for alternative dispute resolution under Section 21.1 the same issue, the
         Participant that first takes such action shall determine whether the issue is to be heard by the Review
         Board or considered under Section 21.1; provided that each Participant challenging an action or failure
                                                 -------- ----
         to take action shall have the same opportunity to present its case and may not be excluded from participating under Section 11A.7(b).

         11A.10   Any action taken or failure to take action by the Review Board does not restrict or limit in any way the rights of a Participant to seek review by the Commission, or a review in any other forum available to the Participant and there shall be no requirement to submit an appeal to the Review Board concerning any amendment, action or inaction by the Participants Committee prior to a Participant exercising any such rights to seek review by the Commission or any other forum with jurisdiction.

         11A.11The Review Board may not take action that is inconsistent with or infringes upon any of the rights set forth in Section 17A.

                                                    [Next Sheet is 128]

New England Power Pool                                                                                Sheet No. 128
Restated NEPOOL Agreement

                                                        SECTION 11B
                                           TRANSMISSION OWNERS COMMITTEE
                                           -----------------------------
         11B.1    ORGANIZATION.  There shall be a Transmission Owners Committee established pursuant to this
                  ------------
         Section 11B which shall implement the rights reserved to Transmission Owners by Section 17A.

         11B.2    MEMBERSHIP.  Membership on the Transmission Owners Committee shall be open to all Transmission
                  ----------
         Owners, regardless of their individual choices in Sector membership under Section 6.2.

         11B.3    APPOINTMENT OF MEMBERS AND ALTERNATES.  A Transmission Owner shall join the Transmission Owners
                  -------------------------------------
         Committee by written notice delivered to the Secretary of the Transmission Owners Committee, and shall designate in the notice the initial member appointed by it for the Committee and an alternate of the member.  In the absence of the member, the alternate shall have all the powers of the member, including the power to vote.

         11B.4    TERM OF MEMBERS.  A member of the Transmission Owners Committee appointed by a Transmission
                  ---------------
         Owner shall serve until replaced by the Transmission Owner which appointed it or until such Transmission
         Owner ceases to be a Participant or otherwise lose its right to appoint the member.  Appointment or replacement of a member shall be effected by a Transmission Owner by giving written notice of such appointment or replacement to the Secretary of the Transmission Owners Committee.

         11B.5    REGULAR AND SPECIAL MEETINGS.  The Transmission Owners Committee shall hold its annual meeting
                  ----------------------------
         in December or January at such time and place as the Chair shall designate and shall hold other meetings in accordance with a schedule adopted by the Committee or at the call of the Chair.  Thirty percent
         (30%) or more of the voting members of the Transmission Owners Committee may call a special meeting of the Committee in the event that the Chair shall fail to call such a meeting within three business days following the Chair's receipt from such members of a request specifying the subject matters to be acted upon at the meeting.

         11B.6    NOTICE OF MEETINGS.  Written notice of each meeting of the Transmission Owners Committee shall
                  ------------------
         be given to each Transmission Owner and to other Participants not less than five (5) business days prior to the date of the meeting.

         11B.7    ATTENDANCE.  Regular and special meetings may be conducted in person, by telephone, or other
                  ----------
         electronic means by means of which all persons participating in the meeting can communicate in real time with each other.  In order to vote during the course of a meeting, attendance is required in person or by telephone or other real time electronic means by a voting member or its alternate or a duly designated agent who has been given, in writing, the authority to vote for the member on all matters or the proxy to vote for the member on specific matters.

         11B.8    VOTES.  Any action taken by the Transmission Owners Committee shall require the concurrence of:
                  -----

(i)      representatives of at least two-thirds of the Transmission Owners provided that Transmission Owners that are Related Persons to one another shall together have a single vote; and

(ii)     representatives of Transmission Owners having at least two-thirds of the Weighted Votes of all
         Transmission Owners, where each Transmission Owner's Weighted Vote is equal to its original capital investment in its PTF as of the end of the most recent year for which figures are available.

         Notwithstanding the foregoing, if a vote is taken and paragraph (i) above is satisfied but paragraph
         (ii) above is not, the action being voted on by the Transmission Owners Committee shall pass if (1)
         there are seven or more Transmission Owners on the Committee and fewer than three Transmission Owners oppose the action or (2) there are less than seven Transmission Owners on the Committee and only one
         Transmission Owner opposes the action.

         11B.9    APPOINTMENT OF TASK FORCES OR WORKING GROUPS.  The Transmission Owners Committee shall
                           --------------------------------------------
         have the authority to appoint task forces or working groups to address matters for which the Committee is responsible.  Notwithstanding Section 7.6, such tasks force or working groups may be limited to
         Transmission Owners only.

         11B.10   OFFICERS.  At its annual meeting, the Transmission Owners Committee shall elect from its
                  --------
         members a Chair and a Vice-Chair; it shall also elect a Secretary who need not be a member of the
         Committee.  These officers shall have the powers and duties usually incident to such offices, including the right to convene an executive session of the Transmission Owners Committee to consider and vote upon submittals to the Commission or litigation strategy.

         11B.11   ADOPTION OF BYLAWS.  The Transmission Owners Committee may adopt bylaws, consistent with this
                  ------------------
         Agreement, governing procedural matters including the conduct of its meetings.

         11B.12   REVIEW OF COMMITTEE ACTIONS.  To the extent the Commission determines, pursuant to Section
               ------------------------------
         17A.7, that Transmission Owners have the exclusive right to make unilateral filings under Section 205 of the Federal Power Act, a  Transmission Owner may either submit a dispute for resolution pursuant to
         Section 21.1 or appeal to the Review Board any action taken by the Transmission Owners Committee with respect to such a Section 205 filing.  Such a submission or appeal shall be taken prior to the end of the tenth business day following the meeting of the Transmission Owners Committee to which the submission or appeal relates by giving to the Secretary of the Transmission Owners Committee a signed and written notice of submission or appeal.  Pending action on an appeal by the Review Board, the giving of a notice of appeal as aforesaid shall suspend the action appealed from.  For purposes of the application of the dispute resolution process of Section 21.1 and the suspension effect of a submission to alternative dispute resolution, Section 21.1 shall be applied as if the Transmission Owners Committee were the Participants Committee.

New England Power Pool                                                                                Sheet No. 133
Restated NEPOOL Agreement

-------------------------------------------------------------------------------------------------------------------

                                                    SECTION 11C
                                                 LIAISON COMMITTEE
                                                 -----------------
         11C.1    ORGANIZATION; DUTIES.  There shall be a Liaison Committee which shall be an advisory committee
                  --------------------
         only responsible to act as a steering committee for managing NEPOOL business through the committee process and facilitating communications between NEPOOL and the System Operator and among Participants.
         The Liaison Committee's duties as a steering committee include, without limitation, recommending that matters be assigned to particular committees for action where the subject matter of a proposed rule or other action potentially falls in the purview of more than one committee and assuring appropriate input from other committees as needed.

         11C.2    MEMBERSHIP.  The Liaison Committee shall have the following members: the Chair and Vice-Chair
                  ----------
         of each of the Principal Committees; the Chair of the Transmission Owners Committee; a Participant
         representative of each Sector that is not otherwise represented on the Liaison Committee; the chief executive officer of the System Operator; and two members of the System Operator's Board of Directors.

          11C.3   REGULAR AND SPECIAL MEETINGS.  The Liaison Committee shall hold meetings in accordance with a
                  ----------------------------
         schedule adopted by the Committee or at the call of the Co-Chairs.

         11C.4    NOTICE OF MEETINGS.  Written notice of each meeting of the Liaison Committee shall be given to
                  ------------------
         each member of the Committee and all members of the Participants Committee not less than five business days prior to the date of the meeting.

         11C.5    ATTENDANCE.  Regular and special meetings may be conducted in person, by telephone, or other
                  ----------
         electronic means by means of which all persons participating in the meeting can communicate in real time with each other.  Participants Committee members and alternates may attend meetings of the Liaison
         Committee.  Any individual that is not a member of the Liaison Committee may participate at a meeting at the invitation of a Co-Chair.

         11C.6    OFFICERS.  The Co-Chairs of the Liaison Committee shall be the chief executive officer of the
                  --------
         System Operator and the Chair of the Participants Committee.  The Liaison Committee shall elect a
         Secretary who need not be a member of the Committee.  These officers shall have the powers and duties usually incident to such offices.

                                                    [Next Sheet is 135]

New England Power Pool                                                                                Sheet No. 135
Restated NEPOOL Agreement

-------------------------------------------------------------------------------------------------------------------

                                                        PART THREE
                                                        -----------
                                                 MARKET PROVISIONS
                                                 -----------------

                                                      SECTION 12
                                               INSTALLED CAPABILITY
                                               --------------------
                                             OBLIGATIONS AND PAYMENTS
                                             ------------------------

12.0     CONTINUING RELIABILITY MEASURES.
         -------------------------------

(a)      Commencing in 2000 the System Operator shall perform, and furnish to Participants, an annual, independent "Regional Resource Adequacy Assessment" to determine whether adequate generation and transmission resources are in place or under development to assure that regional and subregional reliability standards established for NEPOOL can be met.

(b)      During 2000, the Participants Committee shall commence development of alternative, market-based reliability assurance mechanisms.  A status report on this development effort shall be submitted to the Commission and furnished to Participants on or before January 1, 2001.

New England Power Pool                                                                               Sheet No. 135A
Restated NEPOOL Agreement

-------------------------------------------------------------------------------------------------------------------

(c)      Certain provisions of the Agreement that impose obligations on Participants, including Participants with generation and transmission resources, were contained within the Agreement at a time when wholesale power and transmission services were subject to very different regulatory rules and an Operable Capability market and Installed Capability auction market were included within the
         Agreement.  During 2000, concurrent with the review pursuant to Section 12.0(b) and in recognition of the implementation of CMS and MSS, the Participants Committee shall also identify those of such obligations, if any, that should be eliminated, modified, or replaced.

12.1     OBLIGATIONS TO PROVIDE INSTALLED CAPABILITY.  Each Participant shall have Installed System Capability
         -------------------------------------------
         during each hour of each month at least sufficient to satisfy its Installed Capability Responsibility for the month.

12.2     COMPUTATION OF INSTALLED CAPABILITY RESPONSIBILITIES.
         ----------------------------------------------------

(a)      (1)      At the conclusion of each month, the System Operator under the direction of the Participants Committee shall determine each Participant's tentative

New England Power Pool                                                                                Sheet No. 136
Restated NEPOOL Agreement

-------------------------------------------------------------------------------------------------------------------

                           Installed Capability Responsibility in Kilowatts for such month in accordance with the following formula:

                                    X   =   (P(A-N)+Np)(1+T) - C(Dp)

                           As used in this Section 12.2(a)(1), the symbols used in the formula and the additional symbols defined below have the following meanings:

                           X        is the Participant's tentative Installed Capability Responsibility for the month.

                           P        is the value of the Participant's fraction for the month as determined in accordance with the following formula:

                                    P =     (Fp + Dp) / (F + D), wherein:

                                    Fp      is the Participant's Adjusted Monthly Peak for the month less any
                                            Kilowatts received by such Participant pursuant to a contract of a type that traditionally has been treated by NEPOOL as a firm contract for the purposes of this Section prior to January 1, 1999, but which does not constitute a Firm Contract as defined in this Agreement.

                                    Dp      is the Participant's actual or potential load reduction resulting from its NEPOOL Interruptible and Dispatchable Loads for the month.

                                    F       is the aggregate for the month of the Adjusted Monthly Peaks for all
                                            Participants less any Kilowatts received by any Participant pursuant to a contract of a type that traditionally has been treated by NEPOOL as a firm contract for the purposes of this Section prior to January
                                            1, 1999, but which does not constitute a Firm Contract as defined in this Agreement.

                                    D       is the aggregate for the month of the actual or potential load reduction resulting from all Participants' NEPOOL Interruptible and
                                            Dispatchable Loads.

                           C        is the factor, which when multiplied by D in megawatts, results in the reduction to NEPOOL Objective Capability that would result from including D in the determination of NEPOOL Objective Capability.  The value for C shall be adopted by the Participants Committee each time it fixes NEPOOL Objective
                                    Capability pursuant to Section 7.5(e).
                           A        is the NEPOOL Objective Capability in megawatts for the month as fixed by the
                                    Participants Committee pursuant to Section 7.

                           N        is the aggregate of the New Unit Adjustments for all Participants for the
                                    month as determined by the Participants Committee in accordance with Section
                                    12.2(a)(2).

                           Np       is the aggregate of the Participant's New Unit Adjustments for the month, as determined by the Participants Committee, and is equal to the aggregate of the
                                                                                     --------
                                    Participant's adjustments for each New Unit included in its Installed System
                                    Capability during the hour of the coincident peak load of the Participants for the month.  The Participant's adjustment for each New Unit may be positive or negative and shall be the product of (i) the Participant's Installed
                                    Capability Entitlement in the New Unit during the hour of the coincident peak load of the Participants for the month, times (ii) the New Unit Adjustment
                                                                            -----
                                    Factor applicable to the New Unit as determined in accordance with Section
                                    12.2(a)(2).

                           T        is the Participant's Unit Availability Adjustment Factor for the month.  T may be positive or negative and shall be determined in accordance with the following formula:

                                    T = (I-H) x J x R, wherein:
                                        -------------
                                            100

                           I        for the Participant for the month is the percentage which represents the weighted average (using the Installed Capability of each Installed Capability
                                    Entitlement for such month for the weighting) of the Four Year Installed
                                    Capability Target Availability Rates of the Installed Capability Entitlements
                                    which are included in the Participant's Installed System Capability during the hour of the coincident peak load of the Participants for the month.  The Four
                                    Year Target Availability Rate for an Installed Capability Entitlement for any
                                    month is the average of the monthly Target Availability Rates for the forty-eight months which comprise the period of four consecutive calendar years ending within the Power Year which includes such month, as determined on the basis of the Target Availability Rates for each of the forty-eight months, and as applied on a basis which is consistent with the fuel or maturity status of the unit for each of the forty-eight months; provided, however, that for the purpose of determining the Four Year Target Availability Rate (i) for months included within the Power Year which commences June 1, 1999, the determination shall be made for the months of June through October on the basis of the calendar years 1995 through 1998, and shall be made for the months of November through May on the basis of the calendar years 1996 through
                                    1999, and (ii) for months included within the Power Year which commences June
                                    1, 2000, the determination shall be made on the basis of the calendar years
                                    1996 through 1999.  The Target Availability Rates shall be those utilized by the Participants Committee in its most recent determination of NEPOOL
                                    Objective Capability pursuant to Section 7.

                           H        for the Participant for the month is the percentage which represents the weighted average (using the Installed Capability of each Installed Capability
                                    Entitlement for such month for the weighting) of the Four Year Actual
                                    Availability Rates of the Installed Capability Entitlements which are included in the Participant's Installed System Capability during the hour of the coincident peak load of the Participants for the month.  The Four Year Actual
                                    Availability Rate for an Installed Capability Entitlement for any month is the percentage which represents the average of the amounts determined for H1 for the four applicable Twelve-Month Measurement Periods within the forty-eight months which comprise the period of four consecutive calendar years ending within the Power Year which includes such month; provided, however, that for the purpose of determining the Four Year Actual Availability Rate (i) for months included within the Power Year which commences June 1, 1999, the determination shall be made for the months of June through October on the basis of the

                                    calendar years 1995 through 1998, and shall be made for the months of November through May on the basis of the calendar years 1996 through 1999, and (ii) for months included within the Power Year which commences June 1, 2000, the determination shall be made on the basis of the calendar years 1996 through
                                    1999.  A Twelve-Month Measurement Period is a period of twelve sequential months.  For purposes of this sequence, the first month in the four years and the immediately succeeding months shall be considered to follow the forty-eighth month in the four-year period.  The four applicable Twelve-Month
                                    Measurement Periods to be used in the determination of H1 for an Installed
                                    Capability Entitlement shall be the four sequential Twelve-Month Measurement
                                    Periods out of the twelve possible combinations which yield the highest H1.

                       H1           for an Installed Capability Entitlement in a unit or combination of units for a Twelve-Month Measurement Period is its Actual Availability Rate.  The Actual
                                    Availability Rate of an Installed Capability Entitlement for a Twelve-Month
                                    Measurement Period is a percentage and shall be the greater of:

(i)                                 the percentage of (a) the amount of generation which could have been received with respect to the
                                    Installed Capability Entitlement if the unit or combination of units had been fully available at its full Installed Capability throughout the Twelve-Month Measurement Period, which is represented by (b) the amount of generation which was actually available during such period,
                                    or

(ii)                                the average Target Availability Rate expressed as a percentage for the Installed Capability Entitlement for the Twelve-Month Measurement Period less twenty percentage points.  The average Target Availability Rate of an Installed
                                    Capability Entitlement for a Twelve-Month Measurement Period is a
                                    percentage and is the average of the monthly Target Availability
                                    Rates for the months which comprise the Twelve-Month Measurement
                                    Period, as determined on the basis of the Target Availability Rates for each of the twelve months, and as applied on a basis which is consistent with the fuel or maturity status of the unit or combination of units for each month in the Twelve-Month Measurement
                                    Period.  The Target Availability Rates shall be those utilized by the
                                    Participants Committee in its most recent determination of NEPOOL
                                    Objective Capability pursuant to Section 7.

                           J        for the month is the estimated percentage point change in NEPOOL Objective
                                    Capability which would be required as a result of a one percentage point change in the weighted average equivalent availability rate of the generating units in which the Participants have Installed Capability Entitlements.  The value for J shall be adopted by the Participants Committee each time it fixes
                                    NEPOOL Objective Capability pursuant to Section 7.

                           R        for the month is the phase-out factor for the month, which shall be as follows:

                                    R=0.75           for the Power Year beginning November 1, 1997.
                                    R=0.50           for the 12 month period beginning November 1, 1998.
                                    R=0.25           for the 12 month period beginning November 1, 1999.
                                    R=0              for the 12 month period beginning November 1, 2000 and all subsequent 12 month periods.

                  (2)      A New Unit Adjustment Factor for a New Unit shall be determined to assign the effects of the  New Unit on NEPOOL

                           Objective Capability to those Participants with Entitlements in the New Unit.  The New
                           Unit Adjustment Factor for each New Unit for each month shall be determined by the
                           System Operator under the direction of the Participants Committee in accordance with the following formula:

                           n = R(K1(c-C) + K2(f-F) + K3(m-M) + K4(d-D) + K5(f-F)c2)

                           As used in this Section 12.2(a)(2), the symbols used in the formula have the following meanings:

                           R        is the phase out factor as defined in Section 12.2(a)(1) above.

                           n        is the New Unit Adjustment Factor, expressed as a fraction, for the month for a New Unit.

                           c        is the Winter Capability of the New Unit.

                           C        is the Winter Capability of the Proxy Unit, which shall be the number of
                                    Kilowatts, as determined by the Participants Committee, which would result in the NEPOOL Objective Capability being approximately the same if the generating units in which the Participants have Installed Capability Entitlements were all units possessing Proxy Unit characteristics.

                           f        is the equivalent forced outage rate of the New Unit, expressed as a fraction of a year, utilized in the determination by the Participants Committee of
                                    NEPOOL Objective Capability for the month.

                           F        is the equivalent forced outage rate of the Proxy Unit.  F, a fraction, shall be the weighted average equivalent forced outage rate (using the Winter
                                    Capability of each generating unit for such weighting) of the generating units in which the Participants have Installed Capability Entitlements, adjusted to compensate for the rounding of the annual maintenance outage requirement of the Proxy Unit.

                           m        is the four-year average annual maintenance outage requirement of the New
                                    Unit, expressed as a fraction of a year.  The data used to determine m shall include the annual maintenance outage requirements for the current Power Year and the next three Power Years, as utilized for the New Unit in the most recent determination by the Participants Committee of NEPOOL Objective
                                    Capability pursuant to Section 7.

                           M        is the annual maintenance outage requirement of the Proxy Unit.  M shall be a fraction, the numerator of which shall be the number of weeks (rounded to the nearest full number) that most closely approximates the weighted four-year average annual maintenance outage requirement (using the Winter Capability of each generating unit for such weighting) for the generating units in which the Participants have Installed Capability Entitlements, and the denominator of which shall be 52 weeks.

                           d        is the summer derating of the New Unit, expressed as a fraction of the Winter
                                    Capability of the New Unit.

                           D        is the summer derating of the Proxy Unit.  D shall be a fraction and shall be equal to the weighted average fractional summer derating (using the Winter
                                    --------
                                    Capability of each generating unit for such weighting) of the generating units in which the Participants have Installed Capability Entitlements.

                           K1, K2, K3, K4, and K5

                                    are conversion coefficients for each of the Summer and Winter Periods, determined by regression analysis such that the product for the Installed
                                    Capability of a New Unit times its New Unit Adjustment Factor approximates the
                                                             -----
                                    effect on NEPOOL Objective Capability of the New Unit.

                           Proxy Unit characteristics and conversion coefficients contained in the formula shall be adopted by the Participants Committee and reviewed every five years (or more frequently if the Participants Committee determines that exceptional circumstances require an earlier review) and revised as necessary.

                           If a New Unit has unique characteristics affecting NEPOOL Objective Capability which are not adequately reflected in the New Unit Adjustment Factor formula, the
                           Participants Committee shall determine for such New Unit a New Unit Adjustment Factor which accounts for the New Unit's unique characteristics.

                           The New Unit Adjustment Factor for any Restricted Unit (as defined in Section 15.37B of the Prior NEPOOL Agreement) for which proposed plans were submitted subsequent to
                           November 1, 1990 for review pursuant to Section 18.4 or its predecessor section in the
                           Prior NEPOOL Agreement (or, in the case of a unit with a rated capacity of less than 5
                           MW, for which notification was first given to NEPOOL subsequent to November 1, 1990)
                           and for the Peabody Municipal Light Plant's Waters River #2 unit shall be determined in accordance with the formula previously specified in Section 12.2(a)(2), modified as follows:

                           n =      R(K1(c-C) + K2(f-F) + K3(m-M) + K4(d-D) +K5(f-F)c2) + K6(2500-a)

                           The symbols used in the above formula, as modified, shall have the meanings previously specified, except that the symbols "K6" and "a" shall have the following meanings:

                           K6       is a scaling factor of 0.0001.

                           a        is as follows:

                                    for units with more than 2500 annual hours available for operation, "a" = 2500,

                                    for units with annual hours available for operation between 500 and 2500, inclusive, "a" = annual hours available for operation,

                                    and for units with annual hours available for operation less than 500 hours,
                                    "a" = -7500;

                           provided, however, that a Participant may elect to avoid, in whole or part, the effect
                           --------  -------
                           on its Installed Capability Responsibility of a Restricted Unit's availability being limited to 2500 hours or less a year by agreeing to leave unfilled a portion of its dispatchable load allocation in accordance with rules adopted by the Markets Committee prior to the activation of the Participants Committee or the Participants Committee
                           thereafter.

(b)               The tentative Installed Capability Responsibilities of the Participants for any month, as determined in accordance with Section 12.2(a), shall be adjusted in accordance with this Section 12.2(b) in the event the value of H for any Participant for any of the Twelve-Month Measurement Periods
                  applicable to the Participant for the month is increased in accordance with Section 12.2(a)
                  because of the application of paragraph (ii) of the definition of H1.  In such event the System
                  Operator under the direction of the Participants Committee shall determine each Participant's tentative Installed Capability Responsibility for the month with and without the application of said paragraph (ii).  The difference between the sum of all Participants' tentative Installed
                  Capability Responsibilities, with and without the application of said paragraph (ii) for the month, shall be added to the tentative Installed Capability Responsibilities of the
                  Participants, as determined in accordance with Section 12.2(a), in proportion to said tentative
                  Installed Capability Responsibilities, thereby establishing each Participant's adjusted tentative Installed Capability Responsibility for the month.

(c)               For each month, the System Operator under the direction of the Participants Committee shall determine the sum of all Participants' adjusted tentative Installed Capability Responsibilities, as initially determined in accordance with Section 12.2(a) and as adjusted in accordance with
                  Section 12.2(b), if Section 12.2(b) is applicable for such month.  If the sum is less than, or equal to, the minimum NEPOOL Installed Capability during the month, then the adjusted tentative
                  Installed Capability Responsibility as determined pursuant to Section 12.2(a) or 12.2(b), whichever is applicable, for each Participant is the final Installed Capability Responsibility for each Participant.  If the sum is greater than such minimum NEPOOL Installed Capability, then each Participant's final Installed Capability Responsibility shall be its adjusted tentative Installed Capability Responsibility as determined pursuant to Section 12.2(a) or
                  12.2(b), whichever is applicable, multiplied by the ratio of the minimum NEPOOL Installed
                  Capability during the month to the sum of the adjusted tentative Installed Capability
                  Responsibilities for the month.

(d)               It is recognized that the treatment of fuel conversions, dual fuel units, immature units, new Installed
                  Capability Entitlements, cogeneration and small power-producing facilities, Unit Contracts and other contract arrangements, units with unusual maintenance cycles, and various other matters can result in special problems in the determination of Unit Availability Adjustment Factors and
                  New Unit Adjustments.  Accordingly, the Markets Committee shall analyze such special problems and recommend to the Participants Committee for approval appropriate Market Rules to be applied in taking such matters into account in the determination of Unit Availability Adjustment
                  Factors and New Unit Adjustments.

12.3     [DELETED.].
         ----------

12.4     [DELETED.].
         ----------

New England Power Pool                                                                                Sheet No. 154
Restated NEPOOL Agreement

-------------------------------------------------------------------------------------------------------------------

12.5     CONSEQUENCES OF DEFICIENCIES IN INSTALLED CAPABILITY RESPONSIBILITY.
         -------------------------------------------------------------------

(a)               At the conclusion of each month, the System Operator shall determine whether each Participant has satisfied its Installed Capability Responsibility obligation for the month.  If the minimum monthly Installed System Capability of a Participant during the month was less than its
                  Installed Capability Responsibility, the number of Kilowatts of its deficiency shall be computed and the Participant shall be deemed to purchase from other Participants through NEPOOL
                  Kilowatts of surplus Installed System Capability equal to the amount of its deficiency and shall pay to NEPOOL for the month any applicable fees for services assessed pursuant to Section
                  19.2 plus the product of its total Kilowatts of deficiency and the Installed Capability
                       ----
                  deficiency charge.  For purposes of this Section 12, the minimum monthly Installed System
                  Capability of a Participant for a month is the Participant's lowest Installed System Capability for any hour during the month.  Retirements made on the last day of any month shall not be deducted from Installed System Capability for that month.

(b)               The Installed Capability deficiency charge shall be an administratively-determined charge approved by the Participants Committee, except that, if the Participants Committee is unable to finally approve such a charge on or before July 28, 2000, the Installed Capability deficiency charge shall be the charge determined by the System Operator, until such time as the Participants
                  Committee finally approves a different charge.

(c)               The Installed Capability deficiency charge that is to become effective on August 1, 2000 is subject to the acceptance and/or approval by the Commission of the materials filed in compliance with the
                  Commission's June 28, 2000 order in Docket Nos. EL00-62-000, et al.  Pending Commission action on such charge, any collections for deficiencies in Installed Capability on and after August 1,
                  2000 shall be subject to refund or surcharge back to August 1, 2000 if the deficiency charge accepted and/or approved by the Commission is different from the charge identified in the compliance filing.

(d)               The Installed Capability Responsibility deficiency charges for each month shall be divided among and paid to those Participants whose minimum monthly Installed System Capabilities during such month exceeded their Installed Capability Responsibilities, in proportion to the amounts of their respective excesses over their Installed Capability Responsibilities.

12.6     [DELETED].
         ---------

New England Power Pool                                                                                Sheet No. 156
Restated NEPOOL Agreement

-------------------------------------------------------------------------------------------------------------------

12.7     PAYMENTS TO PARTICIPANTS FURNISHING INSTALLED CAPABILITY.  Participants that are deemed pursuant to
         --------------------------------------------------------
         Section 12.5 to furnish any surplus in their Installed System Capability to other Participants shall receive therefor their pro rata shares on a Kilowatt basis of all payments made by Participants for the month under Section 12.5, excluding any applicable fees for services assessed pursuant to Section 19.2.
         If two or more Participants with excess Installed System Capability have bid Kilowatts at the Installed
         Capability Clearing Price, but not all the excess Installed System Capability bid at such price is required to meet shortages of Installed System Capability, then the excess Installed System Capability bid at the Installed Capability Clearing Price that each such Participant shall be deemed to have furnished shall be the Kilowatts of excess Installed System Capability bid by the Participant at that price multiplied by the ratio of (i) the total Kilowatts of excess Installed System Capability bid at the Installed Capability Clearing Price needed to meet the shortages to (ii) the total Kilowatts of excess Installed System Capability bid by all Participants at the Installed Capability Clearing Price.

                                                    [Next Sheet is 157]

New England Power Pool                                                                                Sheet No. 157
Restated NEPOOL Agreement

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                                             Sheet 157 is intentionally blank.

                                                    [Next Sheet is 158]

New England Power Pool                                                                                Sheet No. 158
Restated NEPOOL Agreement

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SECTION 13
                                      OPERATION, GENERATION, OTHER RESOURCES,
                                      ---------------------------------------
                                            AND INTERRUPTIBLE CONTRACTS
                                            ---------------------------

13.1     MAINTENANCE AND OPERATION IN ACCORDANCE WITH ACCEPTED ELECTRIC INDUSTRY PRACTICE.  Each Participant
         --------------------------------------------------------------------------------
         shall, to the fullest extent practicable, cause all generating facilities and other resources owned or controlled by it to be designed, constructed, maintained and operated in accordance with Accepted
         Electric Industry Practice.

13.2     CENTRAL DISPATCH.  Subject to the following sentence, each Participant shall, to the fullest extent
         ----------------
         practicable, subject all generating facilities and other resources owned or controlled by it to central dispatch by the System Operator; provided, however, that each Participant shall at all times be the sole judge as to whether or not and to what extent safety requires that at any time any of such facilities will be operated at less than full capacity or not at all.  Each Participant may remove from central dispatch a generating facility or other resources owned or  controlled by it if and to the extent such removal is permitted by rules and standards approved by the Participants Committee.

13.3     MAINTENANCE AND REPAIR.  Each Participant shall, to the fullest extent practicable:  (a) cause
         ----------------------
         generating facilities and other resources owned or controlled by it to be withdrawn from operation for maintenance and repair only in accordance with maintenance schedules reported to and published by the
         System Operator from time to time in accordance with procedures established or approved by the Markets
         Committee prior to the activation of the Participants Committee or the Participants Committee
         thereafter, (b) restore such facilities to good operating condition with reasonable promptness, and (c)
         accelerate or delay maintenance and repair at the reasonable request of the System Operator in accordance with market operation rules approved by the Markets Committee prior to the activation of the
         Participants Committee or the Participants Committee thereafter.

13.4     OBJECTIVES OF DAY-TO-DAY SYSTEM OPERATION.  The day-to-day scheduling and coordination through the
         -----------------------------------------
         System Operator of the operation of generating units  and other resources shall be designed to assure the reliability of the bulk power system of the NEPOOL Control Area.  Such activity shall:

(a)      satisfy the NEPOOL Control Area's Operating Reserve requirements, including the proper distribution of those Operating Reserves;

(b)      satisfy the Automatic Generation Control requirements of the NEPOOL Control Area; and

(c)      satisfy the Energy requirements of all Electrical Load of the Participants,

         all at the lowest practicable aggregate dispatch costs to the NEPOOL Control Area based upon
         Participant-directed schedules and Bids until the CMS/MSS Effective Date and based upon Self-Schedules,
         Self-Supplies, Supply Offers and Demand Bids on and after that Date.

13.5     SATELLITE MEMBERSHIP.  Each Participant which is responsible for the operation of transmission
         --------------------
         facilities rated 69 kV or above in the NEPOOL Control Area or generating units and other resources which are subject to central dispatch by NEPOOL, or which is responsible for implementing voltage reduction and load  shedding procedures in the NEPOOL Control Area, shall become a member of the appropriate satellite dispatching center; provided that by mutual agreement among the affected Participants and the appropriate satellite, a Participant may be excused from joining the satellite if it has arranged with a satellite member to assume responsibility to the satellite for its facilities or obligations.

                                                    SECTION 14
                                             INTERCHANGE TRANSACTIONS
                                             ------------------------

14.1     OBLIGATION FOR ENERGY, OPERATING RESERVE AND AUTOMATIC GENERATION CONTROL.
         -------------------------------------------------------------------------

This Section 14 shall remain in effect for service under this Agreement until the CMS/MSS Effective Date and shall be superseded by the provisions of Section 14A of this Agreement for service on and after the CMS/MSS
Effective Date.

(a)      Each Participant shall have for each hour an Energy obligation equal to its Electrical Load plus the
                                                                                                     ----
         kilowatthours delivered by such Participant to other Participants in the hour pursuant to Firm
         Contracts or System Contracts, together with any associated electrical losses.

(b)      Each Participant shall have for each hour Operating Reserve obligations equal to its share of the quantity of each category of Operating Reserve required for the NEPOOL Control Area in the hour.

                  Subject to adjustment pursuant to Section 14.6, a Participant's share of each category of
                  Operating Reserve required for any hour shall be determined in accordance with the following formula:

                           ORp=SAp + [(OR-SA) (ELp/EL)], wherein

New England Power Pool                                                                                Sheet No. 162
Restated NEPOOL Agreement

-------------------------------------------------------------------------------------------------------------------

                           ORp      is the Participant's share of that category of Operating Reserve for the hour.

                           SAp      is the number of Kilowatts, if any, of that category of Operating Reserve for the hour that the Participants Committee determines should be assigned specifically to such Participant and not be shared by all Participants.

                           OR       is the aggregate number of Kilowatts of that category of Operating Reserve determined by the System Operator in accordance with the directions of the
                                    Participants Committee to be required for the NEPOOL Control Area for the hour that is not assigned to Non-Participants.

                           SA       is the aggregate number of Kilowatts of that category of Operating Reserve for the hour that the Participants Committee determines should not be shared by all Participants, but not including Operating Reserve assigned to
                                    Non-Participants.

                           ELp      is the Participant's Electrical Load for the hour.

                           EL       is the sum of ELp for all Participants.

(c)      Each Participant shall have for each hour an AGC obligation equal to its share of AGC required for the
         NEPOOL Control Area in the hour.  Subject to adjustment pursuant to Section 14.6, a
         Participant's share of AGC required for any hour shall be determined in accordance with the following formula:

                           AGCp=AGC (ELp/EL), wherein

                           AGCp     is the Participant's share of AGC for the hour.

                           AGC      is the total amount of AGC determined by the System Operator in accordance with market operation rules approved by the Markets Committee prior to the activation of the Participants Committee or the Participants Committee
                                    thereafter to be required for the NEPOOL Control Area for the hour that is not assigned to Non-Participants.

                           ELp and EL are as defined in Section 14.1(b).

14.2     OBLIGATION TO BID OR SCHEDULE, AND RIGHT TO RECEIVE ENERGY, OPERATING RESERVE AND AUTOMATIC GENERATION
         -------------------------------------------------------------------------------------------------------
         CONTROL.
         -------

(a)               A Participant which has Energy Entitlements shall submit to or have on file with the System Operator, in accordance with the market operation rules approved by the Markets Committee prior to the activation of the Participants Committee or the Participants Committee thereafter, one or more bids for the Energy Entitlements for which the Participant is permitted to bid specifying the
                  Bid Price at which it will furnish Energy through NEPOOL to other Participants under this
                  Agreement or to Non- Participants for ancillary services under the Tariff, or pursuant to arrangements with Non-Participants entered into under Section 14.6, except to the extent such
                  Entitlements are scheduled by the Participant consistent with Section 14.2(d).

(b)               A Participant which has Operating Reserve Entitlements or AGC Entitlements shall also submit to or have on file with the System Operator, in accordance with the market operation rules approved by the
                  Markets Committee prior to the activation of the Participants Committee or the Participants
                  Committee thereafter, one or more bids for each such Entitlement for which the Participant is permitted to bid specifying the Bid Prices at which it will furnish 10-Minute Spinning Reserve,
                  10-Minute Non-Spinning Reserve, 30-Minute Operating Reserve and/or AGC through NEPOOL to other
                  Participants under this Agreement or to Non-Participants for ancillary services under the
                  Tariff, except to the extent such Entitlements are scheduled by the Participant consistent with
                  Section 14.2(d).

(c)               Except as emergency circumstances may result in the System Operator requiring load curtailments by
                  Participants, each Participant shall be entitled to receive from the other Participants (or from the service made available from Non-Participants pursuant to arrangements entered into under Section 14.6) such amounts, if any, of Energy, Operating Reserve, and AGC as it requires and Non-Participants shall be entitled to receive from Participants the amount of ancillary services to which they are entitled pursuant to the Tariff.  If, for any hour, load curtailments are required, the amount that Participants and Non-Participants with shortages are entitled to receive shall be proportionally reduced by the System Operator in a fair and non-discriminatory manner in light of the circumstances.

(d)               All Bid Prices for Entitlements shall be submitted in accordance with market operation rules approved by the Markets Committee prior to the activation of the Participants Committee or the Participants
                  Committee thereafter.  If a Bid Price is not submitted for any such Entitlement, the Bid Price shall be deemed to be zero.  For a generating unit in which there are multiple Entitlement holders, only one Participant shall be  permitted to submit Bid Prices for Energy, Operating
                  Reserve and/or AGC Entitlements for such unit or to direct the scheduling of the unit for any
                  Scheduled Dispatch Period.  The Entitlement holders in each unit with multiple Entitlement holders shall designate a single Participant that will be permitted to submit Bid Prices and/or to direct the scheduling of the unit.  In the event that more than one Participant is designated, or if the Entitlement holders do not designate a single Participant, then Bid
                  Prices for the unit shall be based on its replacement cost of fuel, which shall be furnished to the System Operator by the Participant responsible for furnishing such information as of
                  December 1, 1996.  Further, any schedules for the unit will be submitted to the System Operator by such Participant. Nothing in this Agreement shall affect the rights of any Entitlement holder under the contractual arrangements among such Entitlement holders relating to the unit.

                  Prior to the Third Effective Date, Bid Prices must be submitted for the next Scheduled Dispatch
                  Period for all Energy, Operating Reserve and AGC Entitlements in generating unit or units and
                  Energy Entitlements pursuant to Firm Contracts or System Contracts which may be scheduled by the buyer in accordance with Section 14.7(b) no later than noon on the preceding day or such later time as is specified in the market operation rules approved by the Markets Committee prior to the activation of the Participants Committee or the Participants Committee
                  thereafter.  On and after the Third Effective Date, such Bid Prices shall be submitted for each hour of the day and the notice period for such Bid Prices shall be reduced to one hour or such shorter time as the System Operator determines from time to time is practical while maintaining reliability and meeting its other obligations to the Participants, except that such notice
                                                                                     -----------
                  period shall be longer than one hour if and to the extent that the System Operator reasonably determines that such notice is the shortest notice that is technically feasible at that time to maintain reliability and meet its other obligations to the Participants.  The System Operator shall notify the Participants following its receipt of all Bid Prices of the expected dispatch schedule for the next Scheduled Dispatch Period.  The System Operator shall reduce the notice required for Bid Prices and the applicable Scheduled Dispatch Period to the minimum time technically and practically feasible while maintaining reliability and meeting its other obligations to the Participants.

                  Energy, Operating Reserve and/or AGC Entitlements in a generating unit or units may also be scheduled directly by the Participants permitted to submit Bid Prices for such Entitlements, but only in accordance with this Section 14.2(d) and market operation rules approved by the
                  Markets Committee prior to the activation of the Participants Committee or the Participants
                  Committee thereafter consistent herewith.  Subject to the right of the System Operator to direct changes to schedules in order to ensure reliability in the NEPOOL Control Area or any neighboring control area, a Participant permitted to bid its Energy, Operating Reserve, and/or
                  AGC Entitlements in a generating unit or units, or required to make Energy deliveries, may submit an hour-to-hour schedule for the operation or dispatch of such Entitlements during a
                  Scheduled Dispatch Period at or before the time that Bid Prices are required to be submitted for such period.  In addition, prior to the Third Effective Date, a Participant permitted to bid a unit or units may submit a short-notice schedule for the operation or dispatch of any or all of the Energy available from such unit or units during the current or a subsequent
                  Scheduled Dispatch Period following the time that the System Operator notifies the appropriate
                  Participants of their expected Entitlement commitments for that Scheduled Dispatch Period;
                  provided that, for each such short-notice schedule, the Participant has not been advised by the
                  -------------
                  System Operator that the Energy, Operating Reserve or AGC Entitlements from the unit or units covered by the Participant's schedule are expected to be used during the Scheduled Dispatch
                  Period to meet the region's Energy, Operating Reserve and/or AGC requirements, and provided
                                                                                                     ---------
                  further that the Participant short-notice schedule is only to facilitate transactions during
                  ------------
                  such period from resources or to load located outside the NEPOOL Control Area; and provided
                                                                                                     ---------
                  further that such schedule is furnished at least one hour in advance of the start of the
                  ------------
                  transaction.  In addition, a Participant may, on the same short notice, schedule System
                  Contracts with Non-Participants from resources or to load located outside of the NEPOOL Control
                  Area.

14.3     AMOUNT OF ENERGY, OPERATING RESERVE AND AUTOMATIC GENERATION CONTROL RECEIVED OR FURNISHED.
         ------------------------------------------------------------------------------------------

(a)               For purposes of Sections 14.4, 14.5, and 14.8, the amount of Energy which a Participant is deemed to receive or furnish in any hour shall be the amount of its Adjusted Net Interchange.  If the
                  Adjusted Net Interchange is negative, the Participant shall be deemed to be receiving Energy in the hour.  If the Adjusted Net Interchange is positive, the Participant shall be deemed to be furnishing Energy in the hour.

(b)               For purposes of Sections 14.4, 14.5, and 14.9, prior to the Third Effective Date:  the amount of each category of Operating Reserve which a Participant is deemed to receive in any hour is the
                  Kilowatts of such Operating Reserve assigned to the Participant for the hour under Section
                  14.1(b) less any Kilowatts provided in the hour by the Participant in accordance with the
                          ----
                  market operation rules approved by the Markets Committee prior to the activation of the
                  Participants Committee or the Participants Committee thereafter to meet any Operating Reserve requirements that were specifically assigned to it and not shared by all Participants; the amount of Operating Reserve of each category that the Participant is deemed to have furnished under the Agreement in the hour is the amount of such Operating Reserve designated by the
                  System Operator to be provided in the hour by the Participant's applicable Operating Reserve
                  Entitlements, minus any Kilowatts used in the hour by the Participant in accordance with the
                                -----
                  market operation rules to meet any Operating Reserve requirements that were specifically assigned to it and not shared by all Participants.  For purposes of Sections 14.4, 14.5, and
                  14.9, on and after the Third Effective Date, the amount of each category of Operating Reserve which a Participant is deemed to have received or furnished in any hour is the difference between the Kilowatts of such Operating Reserve assigned to the Participant for the hour under
                  Section 14.1(b) and the Kilowatts of such Operating Reserve designated by the System Operator to be provided in the hour by the Participant's applicable Operating Reserve Entitlements.

(c)               For purposes of Sections 14.4, 14.5, and 14.10, prior to the Third Effective Date, the amount of AGC which a Participant is deemed to have received in an hour is the AGC assigned to the
                  Participant for the hour under Section 14.1(c), and the amount a Participant is deemed to have furnished in the hour is the AGC designated by the System Operator to be provided in the hour by the Participant's AGC Entitlements.  For purposes of Sections 14.4, 14.5, and 14.10, on and after the Third Effective Date, the amount of AGC which a Participant is deemed to have received or furnished in an hour is the difference between the AGC assigned to the Participant for the hour under Section 14.1(c) and the AGC designated by the System Operator to be provided in the hour by the Participant's AGC Entitlements.

14.4     PAYMENTS BY PARTICIPANTS RECEIVING ENERGY SERVICE, OPERATING RESERVE AND AUTOMATIC GENERATION CONTROL.
         -----------------------------------------------------------------------------------------------------

(a)               For every hour in which a Participant's Adjusted Net Interchange is negative, the number of megawatthours of its Energy deficiency shall be computed and the Participant shall pay for the hour the product of its total megawatthours of deficiency and the Energy Clearing Price applicable for the hour as determined in accordance with Section 14.8, together with any applicable uplift charges assessed to the Participant under Sections 14.14 and 14.15 of this
                  Agreement and Section 24 of the Tariff  and any applicable fees for services assessed pursuant to Section 19.2.

(b)               For every hour in which a Participant is deemed to receive Operating Reserve of any category in accordance with Section 14.3(b), the number of Kilowatts it is deemed to receive for the hour in each category shall be computed.  The Participant shall pay therefor for the hour any applicable uplift charge assessed under Section 14.15 and any applicable fees for services assessed pursuant to Section 19.2 plus the product of (i) the aggregate amount paid to
                                                    ----
                  Participants for that category of Operating Reserve for the hour pursuant to Section 14.5(b)
                  and (ii) a fraction of which the numerator is the Kilowatts of that category of Operating
                  Reserve deemed under Section 14.3(b) to have been received by the Participant for the hour and the denominator is the aggregate Kilowatts of that category of Operating Reserve deemed under
                  Section 14.3(b) to have been received by all Participants for the hour.

(c)               For every hour in which a Participant is deemed under Section 14.3(c) to have received AGC, the amount it is deemed to receive shall be computed and the Participant shall pay therefor any applicable uplift charge assessed under Section 14.15 and any applicable fees for services assessed pursuant to Section 19.2 plus the product of (i) the aggregate amount paid to Participants for
                                           ----
                  AGC for the hour pursuant to Section 14.5(c) and (ii) a fraction of which the numerator is the
                  AGC the Participant is deemed under Section 14.3(c) to have received for the hour and the denominator is the aggregate amount of AGC all Participants are deemed under Section 14.3(c) to have received for the hour.

14.5     PAYMENTS TO PARTICIPANTS FURNISHING ENERGY SERVICE, OPERATING RESERVE, AND AUTOMATIC GENERATION CONTROL.
         -------------------------------------------------------------------------------------------------------

(a)               Subject to the provisions of Section 14.12, a Participant that is deemed in an hour to furnish Energy service to other Participants pursuant to Section 14.3, or to Non-Participants for ancillary services under the Tariff or pursuant to arrangements entered into under Section 14.6, shall receive for each megawatthour furnished by it the Energy Clearing Price for the hour determined in accordance with Section 14.8 or the Bid Price for that megawatthour, if higher than the
                  Energy Clearing Price and the unit is either within the Energy Clearing Price Block (as defined in Section 14.8(c)) or is operated out of merit if such higher Bid Price is appropriately paid pursuant to market operation rules governing out-of-merit generation approved by the Markets
                  Committee prior to the activation of the Participants Committee or the Participants Committee
                  thereafter.  In addition, to the extent that the System Operator reduces Energy production from a generating unit or units in order to provide VAR support, Participants with Entitlements in such unit or units may receive their lost opportunity costs if and to the extent provided for by market operation rules approved by the Markets Committee prior to the activation of the
                  Participants Committee or the Participants Committee thereafter.

(b)               A Participant that is deemed in an hour to furnish Operating Reserve under the Agreement shall receive for each Kilowatt of each category of Operating Reserve furnished by it the applicable
                  Operating Reserve Clearing Price as defined and determined in accordance with Section 14.9 or the Bid Price to provide such Kilowatt, if higher than the Operating Reserve Selling Price for the hour.

(c)               A Participant that is deemed in an hour to furnish AGC under the Agreement shall receive therefor an amount calculated as follows:

                (i)        the AGC Clearing Price for the hour as defined and determined in accordance with Section 14.10, times
                                                                                                         -----
                           the change in AGC output of the Participant's AGC Entitlements which the System
                           Operator requested in the hour, times an appropriate unit conversion factor as
                                                           -----
                           determined in accordance with market operation rules approved by the Markets

New England Power Pool                                                                                Sheet No. 176
Restated NEPOOL Agreement

-------------------------------------------------------------------------------------------------------------------

                           Committee prior to the activation of the Participants Committee or the Participants
                           Committee thereafter; plus
                                                 ----

(ii)                       an AGC reservation payment for each AGC Entitlement that the System Operator designated for AGC in the hour calculated as (A) the AGC Clearing Price in effect for the hour, times (B) the
                                                                                                 -----
                           level of AGC the System Operator determines to be available in the hour from the
                           Entitlement, times (C) the portion of the hour during which the System Operator had
                                        -----
                           designated the Entitlement for AGC; plus
                                                               ----

(iii)                      a payment that compensates the Participant for its lost opportunity cost, if any, for the operation of the generating unit or combination of units designated for AGC in the hour below the desired level of output in order to provide AGC, as determined in accordance with
                           Market Rules approved by the Markets Committee prior to the activation of the
                           Participants Committee or the Participants Committee thereafter.

(d)               In no event shall Participants be paid for lost opportunity costs resulting from a generating unit being dispatched down or off to accommodate transmission constraints, and nothing in this Agreement or the Market Rules shall provide for any such payment.

New England Power Pool                                                                                Sheet No. 177
Restated NEPOOL Agreement

-------------------------------------------------------------------------------------------------------------------

14.6     ENERGY TRANSACTIONS WITH NON-PARTICIPANTS.
         -----------------------------------------

(a)               The Participants Committee is authorized to enter into contracts on behalf of and in the names of all
                  Participants (i) with power pools or other entities in one or more other control areas to purchase or furnish emergency Energy (and related services) that is available for the System
                  Operator to schedule in order to ensure reliability in the NEPOOL Control Area or neighboring control areas, and (ii) with Non-Participants pursuant to which ancillary services will be provided by the Participants pursuant to the Tariff.  The terms of any such contractual arrangement shall not require the furnishing of emergency service to any other control area until the service needs of all Participants have been provided for with the least expensive resources practicable.  Energy purchased in any hour from Non-Participants under a contract entered into pursuant to this Section 14.6(a) shall be deemed to be furnished to, and paid for by, Participants entitled to or requiring such Energy in the hour pursuant to this Section 14 at the higher of the Energy Clearing Price for the hour or the price paid to the
                  Non-Participant for the Energy.

(b)               The Participants Committee is authorized to provide for the day-to-day scheduling through the System
                  Operator of the HQ Phase II Firm Energy Contract, in accordance with the HQ Use Agreement, as if the Contract were a contract covering Energy transactions with a Non-Participant entered into pursuant to Section 14.6(a).  The HQ Phase II Firm Energy Contract shall not be deemed a
                  Firm Contract for purposes of this Agreement.  Energy received in an hour from Hydro-Quebec pursuant to the HQ Energy Banking Agreement, and Energy purchased in any hour from Hydro-Quebec pursuant to the HQ Phase II Firm Energy Contract or any other HQ Contract shall be deemed to be
                  Energy furnished to each Participant entitled to such Energy for the hour in the amount reflected for the Participant in the System Operator's scheduling of Energy deliveries in the hour from Hydro-Quebec; except that emergency Energy received from Hydro-Quebec under the HQ
                                          ------ ----
                  Interconnection Agreement shall be deemed to be Energy provided to (and shall be paid for by)
                  Participants requiring such emergency Energy in the hour.  The System Operator shall schedule such Energy deliveries to accommodate, to the maximum extent possible, the schedule of Energy deliveries from Hydro-Quebec requested by the Participant.  The Participants deemed to have received such Energy shall pay therefor the higher of

New England Power Pool                                                                                Sheet No. 178
Restated NEPOOL Agreement

-------------------------------------------------------------------------------------------------------------------

                  the Energy Clearing Price (together with any applicable uplift charges under Sections 14.14 and/or 14.15 of this Agreement and/or Section 24 of the Tariff and any applicable fees for services assessed pursuant to Section 19.2) or the price paid to Hydro-Quebec for the Energy
                  (or in the case of Energy received under the HQ Energy Banking Agreement, the price paid for the related Energy deliveries to Hydro-Quebec under the Agreement and any amount payable to
                  Hydro-Quebec with respect to the transaction).

14.7     PARTICIPANT PURCHASES PURSUANT TO FIRM CONTRACTS AND SYSTEM CONTRACTS.
         ---------------------------------------------------------------------

        (a)       A Participant may undertake to transfer all or select portions of its settlement rights and obligations under this Agreement to or from another Participant with respect to any of the NEPOOL markets pursuant to a Bilateral Transaction.  Such transfer of settlement rights and obligations under this Agreement shall be as agreed to between the two parties to the Bilateral Transaction and shall be submitted to the System Operator in accordance with the Market Rules.  If and to the extent necessary to implement the agreement between the parties, such Market Rules, upon approval by the Participants Committee, shall supersede the provisions of the Agreement that otherwise apply for determination of the respective settlement rights and obligations of the parties.

        (b)       In the event a Participant has the right to receive Energy, Operating Reserve and/or AGC from a
                  Non-Participant under a System Contract or a Firm Contract, such Contract shall be treated as nearly as possible as if it were a Unit Contract for an Energy Entitlement, Operating Reserve
                  Entitlement and/or AGC Entitlement, as applicable, provided that, in the case of Energy,
                  Operating Reserve, and/or AGC, the System Contract or Firm Contract permits the scheduling of deliveries of such Energy, Operating Reserve and/or AGC to be subject in whole or part to central dispatch through the System Operator in accordance with Market Rules approved by the
                  Markets Committee prior to the activation of the Participants Committee or the Participants
                  Committee thereafter.

14.8     DETERMINATION OF ENERGY CLEARING PRICE.  For each hour, the System Operator shall determine the Energy
         --------------------------------------
         Clearing Price as follows:

New England Power Pool                                                                                Sheet No. 180
Restated NEPOOL Agreement

-------------------------------------------------------------------------------------------------------------------

        (a)       The System Operator shall rank in the order of lowest to highest (i) the Dispatch Prices derived from the Bid Prices to furnish Energy in the hour and (ii) the cost to NEPOOL of any Energy received from Non-Participants in the hour pursuant to contracts referenced in Section 14.6.

        (b)       The Energy Clearing Price shall be the weighted average of the Dispatch Prices (or NEPOOL cost) of the
                  "Energy Clearing Price Block" as defined in the next sentence.  The Energy Clearing Price Block shall be identified for each hour in accordance with market operation rules approved by the
                  Markets Committee prior to the activation of the Participants Committee or the Participants
                  Committee thereafter to reflect those resources with the highest Dispatch Prices or NEPOOL cost that were centrally dispatched by the System Operator for Energy deemed to have been furnished to the Participants, excluding resources that were dispatched out of merit as determined in accordance with market operation rules approved by the Markets Committee prior to the activation of the Participants Committee or the Participants Committee thereafter.

14.9     DETERMINATION OF OPERATING RESERVE CLEARING PRICE.
         -------------------------------------------------

        (a)       For each hour as necessary, the System Operator shall determine the Operating Reserve Clearing Price for each category of Operating Reserve as follows:

                (i)        The System Operator shall determine the aggregate Kilowatts of the applicable category of Operating
                           Reserve that are deemed pursuant to Section 14.3(b) to have been received by
                           Participants for the hour.

                (ii)       For 10-Minute Non-Spinning Reserve and 30-Minute Operating Reserve, the System Operator shall rank in the order of lowest to highest the Bid Prices of the resources designated by the
                           System Operator for that category of Operating Reserve for the hour.  The applicable
                           Operating Reserve Clearing Price for 10-Minute Non-Spinning Reserve or 30-Minute
                           Operating Reserve shall be the weighted average of the highest Bid Prices for the 1000
                           Kilowatts (or such other number as may be specified by the Markets Committee prior to the activation of the Participants Committee or the Participants Committee thereafter)
                           of that category of Operating Reserve that are designated by the System Operator for use in the hour.

                (iii)      For 10-Minute Spinning Reserve the System Operator shall rank in order of lowest to highest the
                           10-Minute Spinning Reserve Lost Opportunity Prices (as defined in Section 14.9(b)) of the resources designated by the System Operator for the hour.  The Operating Reserve
                           Clearing Price for 10-Minute Spinning Reserve shall be the weighted average for the
                           1000 Kilowatts (or such other number as may be specified by the Markets Committee prior to the activation of the Participants Committee or the Participants Committee
                           thereafter) of the highest 10-Minute Spinning Reserve Lost Opportunity Prices for the
                           hour of the Entitlements that were designated by the System Operator for use in the hour.

        (b)       The System Operator shall determine a 10-Minute Spinning Reserve Lost Opportunity Price for each hour for use in determining the Operating Reserve Clearing Price for 10-Minute Spinning Reserve.
                  For the purposes of Section 14.9, the 10-Minute Spinning Reserve Lost Opportunity Price for a
                  Participant's resource shall be the amount by which the Energy Clearing Price for the hour exceeds the resource's Dispatch price (not less than zero), plus the Bid Price in the hour for
                                                                              ----
                  each resource to provide 10-Minute Spinning Reserve.

14.10    DETERMINATION OF AGC CLEARING PRICE.  For each hour, the System Operator shall determine the AGC
         -----------------------------------
         Clearing Price.  The AGC Clearing Price shall be the weighted average "AGC Capability Price" for the
         "AGC Clearing Price Block," as both terms are defined below in this Section 14.10.  The AGC Capability
         Price for each hour for each AGC Entitlement designated by the System Operator to provide AGC in the hour shall be a cost per unit of AGC capability based on the Bid Price for the Entitlement for the hour divided by the amount of AGC available in the hour from that Entitlement.  The AGC Clearing Price Block shall be identified by the System Operator for each hour in accordance with market operation rules approved by the Markets Committee prior to the activation of the Participants Committee or the
         Participants Committee thereafter to reflect those AGC resources with the highest Bid Prices that were designated by the System Operator to provide AGC in the hour and were deemed pursuant to Section 14.3(c)
         to have been received by Participants for the hour.

14.11    FUNDS TO OR FROM WHICH PAYMENTS ARE TO BE MADE.
         ----------------------------------------------

        (a)       All payments for Energy, Operating Reserves or AGC furnished or received, all uplift charges paid pursuant to this Section 14 of this Agreement and Section 24 of the Tariff, and all fees for services paid pursuant to Section 19.2, and any payments by Non-Participants for ancillary services under Schedules 2-7 to the Tariff or pursuant to arrangements referenced in Section
                  14.6, shall be allocated each month through the Pool Interchange Fund as follows:

                  Step One.  For each week in which Energy is delivered or received under the HQ Energy Banking
                  --------
                  Agreement, all payments with respect to transactions under that Agreement shall be made to or from the Energy Banking Fund provided for in Section 14.11(b).

                  Step Two.  (i) For each week in which Pre-Scheduled Energy (as defined in the HQ Phase I Energy
                  --------
                  Contract) is purchased pursuant to the HQ Phase I Energy Contract, the aggregate amount which is paid pursuant to Section 14.6(b) for such Energy by each Participant which is a participant in the Phase I arrangements with Hydro-Quebec shall be determined and paid on the Participant's account into the Phase I Savings Fund.

                  (ii)     For each week in which Energy is purchased pursuant to the HQ Phase II Firm Energy
                           Contract, the aggregate amount which is paid pursuant to Section 14.6(b) for such
                           Energy by each Participant which is a participant in the Phase II arrangements with
                           Hydro-Quebec shall be determined and paid on the Participant's account into the Phase
                           II Savings Fund.

                  Step Three.  For each week in which Other HQ Energy is purchased pursuant to the HQ Phase I
                  ----------
                  Energy Contract or Energy is purchased pursuant to the HQ Interconnection Agreement, the aggregate amount paid pursuant to Section 14.6(b) for such Energy shall be determined for each
                  Participant which is a participant in the Phase I or Phase II arrangements with Hydro-Quebec.
                  Such amount shall be allocated between the Participant's share of the Phase I Savings Fund and the Participant's share of the Phase II Savings Fund created under the HQ Use Agreement in the same ratio as (A) the sum of (x) the number of kilowatthours of Other HQ Energy deemed to be purchased by the Participant during the week and (y) the HQ Phase I Percentage of the number of kilowatthours deemed to be purchased by the Participant under the HQ Interconnection Agreement during the week, bears to (B) the HQ Phase II Percentage of the number of kilowatthours purchased under the HQ Interconnection Agreement during the week.

                  Step Four.  The balance remaining in the Pool Interchange Fund after Steps One through Three
                  ---------
                  shall be retained in the Pool Interchange Fund for the month and shall be used and disbursed after each month in the following order:

                 (i)       (A) amounts owed to Non-Participants (other than Hydro-Quebec) for the month under contracts entered into with them pursuant to Section 14.6(a) shall be paid, and (B) amounts owed to
                           Hydro-Quebec for the month for Energy deemed to be furnished pursuant to Section
                           14.6(b) to Participants which are not participants in the Phase I or Phase II arrangements with Hydro-Quebec shall be paid and, in the event the price paid by any such Participant for such Energy is the Energy Clearing Price, the excess, if any, of the Energy Clearing Price over the amount owed to Hydro-Quebec shall be paid to the
                           Participant;

                (ii)       amounts paid by Participants for applicable fees for services assessed pursuant to Section 19.2 shall be used to reduce NEPOOL expenses; and

                (iii)     amounts owed to Participants for the month pursuant to Section 14.5 shall then be paid.

        (b)       HQ Energy Banking Fund.  All amounts allocated to the HQ Energy Banking Fund for each month shall be
                  ----------------------
                  used and disbursed as follows:

                (i)        Participants which furnish Energy for delivery to Hydro-Quebec under the HQ Energy Banking Agreement shall receive therefor from their share of the Energy Banking Fund the amount to which they are entitled for such service in accordance with Section 14.5.

                (ii)       amounts required to be paid to Hydro-Quebec under the HQ Energy Banking Agreement shall be paid from the shares of the Fund of the Participants engaging in transactions under the HQ Energy
                           Banking Agreement for the month in accordance with their respective interests in the transactions for the month.  If there is not enough in any such share, the
                           Participants with the deficient shares shall be billed and pay into their shares of the Fund the amounts required for payments to Hydro-Quebec.

                (iii)      subject to the remaining provisions of this Section, at the end of each month any balance remaining in each Participant's share of the HQ Energy Banking Fund shall (I) in the case of any
                           Participant which is not a participant in the Phase I or Phase II arrangements with
                           Hydro-Quebec, be paid to such Participant, and (II) in the case of any Participant which is a participant in the Phase I or Phase II arrangements with Hydro-Quebec, be paid to the Escrow Agent under the HQ Use Agreement to be held and disbursed by it through the Phase I Savings Fund and Phase II Savings Fund created under the HQ Use
                           Agreement, and shall be allocated between the Participant's share of said Funds as follows:

                           (A)      the balance remaining in the Participant's share of the HQ Energy Banking Fund for the month shall be divided by the number of kilowatthours deemed to be received by the Participant under the HQ Energy Banking Agreement during the month to determine an average savings amount per kilowatthour;

                           (B)      for any hour during the month in which the number of kilowatthours received by
                                    NEPOOL under the HQ Energy Banking Agreement exceeded the HQ Phase I Transfer
                                    Capability, an amount equal to (A) the Participant's share of the excess of
                                                          --------
                                    (1) the number of kilowatthours received over (2) the HQ Phase I Transfer
                                    Capability times (B) the average savings amount per kilowatthour determined
                                               -----
                                    for that Participant under (i) above shall be allocated to the Phase II
                                    Savings Fund; and

                           (C)      the remaining balance of the Participant's share of the HQ Energy Banking Fund for the month shall be allocated to the Phase I Savings Fund.

                           It is recognized that, in view of the time which may elapse between the delivery of
                           Energy to or by Hydro-Quebec in an Energy Banking transaction under the HQ Energy
                           Banking Agreement and the return of the Energy, the amounts of Energy delivered to and received from Hydro-Quebec, after adjustment for losses, may not be in balance at the end of a particular month.

                           Further, if as of the end of any month and after adjustment for electrical losses, the cumulative amount of Energy so received from Hydro-Quebec exceeds the amount so delivered, the aggregate amount paid by Participants for the excess Energy pursuant to
                           Section 14.6(b) shall be paid to the Energy Banking Fund.  The Escrow Agent under the
                           HQ Use Agreement shall hold and invest these funds.  On the return of the excess
                           Energy to Hydro-Quebec, the amount so held by the Escrow Agent shall be repaid to
                           Hydro-Quebec and Participants in accordance with the Energy Banking Agreement.

        (c)       Phase I HQ Savings Fund.  The aggregate amount allocated to each Participant's share of the Phase I HQ
                  -----------------------
                  Savings Fund for each month shall be used, first, to pay to Hydro-Quebec the amount owed to it for the month for Energy furnished under the Phase I HQ Energy Contract and the HQ Phase I
                  Percentage of the amount owed to it for the month for Energy furnished to the Participants under the HQ Interconnection Agreement.  The balance of the amount allocated to the Fund for the month shall be paid to the Escrow Agent under the HQ Use Agreement to be held and disbursed by it through the Phase I HQ Savings Fund created thereunder in accordance with each
                  Participant's contribution to such balance.

        (d)       Phase II HQ Savings Fund.  The aggregate amount allocated to the Phase II HQ Savings Fund for each month
                  ------------------------
                  shall be used, first, to pay to Hydro-Quebec the amount owed to it for the month for Energy deemed to be furnished to the Participant under the Phase II HQ Firm Energy Contract and the HQ
                  Phase II Percentage of the amount owed to it for the month for Energy deemed to be furnished to the Participant under the HQ Interconnection Agreement.  The balance of the amount allocated to the Fund for the month shall be paid to the Escrow Agent under the HQ Use Agreement to be held and disbursed by it through the Phase II HQ Savings Fund created thereunder in accordance with each Participant's contribution to such balance.

14.12    DEVELOPMENT OF RULES RELATING TO NUCLEAR AND HYDROELECTRIC GENERATING FACILITIES, LIMITED-FUEL
         -----------------------------------------------------------------------------------------------
         GENERATING FACILITIES, AND INTERRUPTIBLE LOADS.
         ----------------------------------------------

         It is recognized that the central dispatch of Energy available from nuclear generating facilities and from pondage associated with hydroelectric generating facilities and from interruptible loads and of pumping Energy for pumped storage hydroelectric generating facilities and other limited-fuel generating facilities involves special problems which must be resolved to assure fair and  non-discriminatory treatment of Participants having Entitlements in such generating facilities or having such interruptible loads or any other Participants involved in such transactions.  Accordingly, the Markets Committee shall analyze such special problems and recommend to the Participants Committee for approval appropriate rules for dispatching such facilities (including, but not limited to, bids for dispatchable pumping load at pumped storage facilities), for handling such interruptible loads and for paying for Energy, Operating
         Reserve and AGC involved in such transactions on a basis consistent with the principles underlying this
         Section 14; and upon approval by the Participants Committee such rules shall supersede the provisions of
         Sections 12 and 14 to the extent of any conflict.

14.13    DISPATCH AND BILLING RULES DURING ENERGY SHORTAGES.  It is recognized that Energy shortages can result
         --------------------------------------------------
         in special problems which must be resolved to assure that dispatch and billing provisions do not prevent achievement of the objectives specified in Section 13.4.  Accordingly, the Markets Committee shall analyze such special problems and recommend to the Participants Committee for approval appropriate dispatch and billing rules to be applied during periods when the Participants Committee determines that there is, or is anticipated to be, an Energy shortage which adversely affects the bulk power supply of the NEPOOL Control Area and any adjoining areas served by Participants.

New England Power Pool                                                                                Sheet No. 194
Restated NEPOOL Agreement

-------------------------------------------------------------------------------------------------------------------

         Upon approval by the Participants Committee, such rules shall supersede the economic dispatch and billing provisions of this Agreement to the extent of any conflict therewith for the duration of such
         Energy shortage period.

14.14    CONGESTION UPLIFT.
         -----------------

(a)      It shall be the responsibility of the Participants Committee to review prior to January 1, 2000 the
                  Congestion Costs incurred with the new market arrangements contemplated by Section 14 of this
                  Agreement and with retail access, and to determine whether subsection (b) of this Section, together with an amendment specifying the rights of Participants and Non-Participants across a constrained interface within the NEPOOL Control Area and to make other necessary or appropriate changes in subsection (b), all of the provisions of which shall be considered for modification, or some other modified or substitute provision dealing with the allocation of Congestion Costs in a constrained transmission area, should be made effective on March 1, 2000 and after the preparation of necessary implementing rules and computer software or  on an earlier or later effective date.  If the Participants Committee determines that such a provision should be made effective, it shall recommend to the Participants any required

New England Power Pool                                                                                Sheet No. 195
Restated NEPOOL Agreement

-------------------------------------------------------------------------------------------------------------------

                  amendment to the Agreement and/or the Tariff and a schedule for implementation which will permit sufficient time for the development of necessary rules and computer software.  If  the
                  Participants Committee is unable to agree on such a determination prior to January 1, 2000 any
                  Participant or group of Participants may propose such an amendment and schedule in a filing with the Commission.

        (b)       Commencing on the implementation effective date of an order by the Commission directing a different allocation of congestion costs, whenever limitations in available transmission capacity in any hour require that the System Operator dispatch out-of-merit resources that are bid by the
                  Participants in any area which is determined to be a constrained transmission area in accordance with Market Rules, the System Operator shall determine for the constrained transmission area the aggregate Congestion Costs for the hour.

                                                         [Next Sheet is 196]

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-------------------------------------------------------------------------------------------------------------------

                  Such Congestion Costs for each hour shall be allocated to and paid by Participants and
                  Non-Participants as a congestion uplift as follows:

                (i)        In accordance with market operation rules approved by the Regional Market Operations Committee and the
                           Regional Transmission Operations Committee prior to the activation of the Participants
                           Committee or the Participants Committee thereafter, the System Operator shall identify for each Participant and Non-Participant the difference in megawatt hours, if any, between (A) Electrical Load served by the Participant or Non-Participant in the constrained area and transactions by the Participant or Non-Participant occurring in the hour which utilized the constrained interface to move Energy through the constrained area and (B) the Participant's or Non-Participant's in-merit Energy
                           Entitlements located in

                                                [Next Sheet is 197]

New England Power Pool                                                                                Sheet No. 197
Restated NEPOOL Agreement

-------------------------------------------------------------------------------------------------------------------

                           the constrained area that were used in the hour to serve such Electrical Load, taking into account Firm Contracts and System Contracts between Participants and electrical losses, if and as appropriate.

                (ii)       The System Operator shall identify for each Participant and Non-Participant the megawatt hours, if any, of the rights of that Participant or Non-Participant to use the then effective transfer capability across the constrained interface.

                (iii)     The System Operator shall identify for each Participant and Non-Participant the megawatt hours, if any, by which the amount determined pursuant to clause (i) above for that Participant or
                           Non-Participant exceeds the amount determined for that Participant or Non-Participant pursuant to clause (ii) above.  If the clause (i) amount exceeds the clause (ii)
                           amount, the Participant or Non-Participant shall be responsible for paying a share of the aggregate Congestion Costs in proportion to the Participant's or Non-Participant's share of the aggregate amount of such excesses for all Participants and
                           Non-Participants, and such Congestion Costs shall be included, as a transmission charge, in the Regional Network Service,

New England Power Pool                                                                                Sheet No. 198
Restated NEPOOL Agreement

-------------------------------------------------------------------------------------------------------------------

                           Internal Point-to-Point Service or Through or Out Service charge, whichever is applicable.

        (c)       As used in this Section 14.14, the "Congestion Cost" of an out-of-merit resource for an hour means the product of (i) the difference between its Dispatch Price and the Energy Clearing Price for the
                  hour, times (ii) the number of megawatt hours of out-of-merit generation produced by the resource for the hour.

14.14A     CMS/MSS IMPLEMENTATION STUDIES RELATED TO CONGESTION.
           ----------------------------------------------------

          (a)     Study of Transmission Constraints and Reliability Regions.  The Participants Committee shall commission
                  ---------------------------------------------------------
                  a study to determine whether the implementation of CMS and MSS is likely to result in substantial, adverse impacts on any load pockets within New England.  As an additional component of this study, there shall be an initial determination of the existence or lack of workable competition in the NEPOOL Markets in Reliability Regions, Load Zones and any load pockets.  This study shall commence on or before July 1, 2000 and shall be completed no later than December 31, 2000.  If the results of this study determine that there is likely to be substantial adverse impacts on any load pocket due to the implementation CMS and MSS, the
                  Participants Committee shall undertake to develop new measures to mitigate such impacts.
                  Unless or until new measures

New England Power Pool                                                                               Sheet No. 198A
Restated NEPOOL Agreement

-------------------------------------------------------------------------------------------------------------------

                  are implemented to replace or supplement existing measures, the System Operator shall apply existing NEPOOL System Rules to mitigate such impacts to the extent possible and appropriate.
                  In evaluating whether there will be substantial adverse impacts, the study shall take into account planned transmission enhancements to increase transfer capability into any load pocket, the anticipated operation of new or expanded generating units and anticipated retirements of existing generating units, the anticipated value of FCRs and revenues from the sale thereof that will be available to load in any load pocket, the concentration of ownership of generation and responsibilities for serving load in the load pocket, and the anticipated load response to such adverse impacts.

        (b)       Study of Market Rule and Procedure 17 ("Market Rule 17").  Before the CMS/MSS Effective Date, the System
                  Operator and Participants shall review Market Rule 17 and consider changes, where appropriate, to that Market Rule in light of the implementation of CMS and MSS.  The review shall be supervised and assisted by persons who have recognized antitrust expertise and experience and are retained by or on behalf of the Participants Committee.  At a minimum, before the CMS/MSS
                  Effective Date, Market Rule 17 shall be amended to prescribe the process to determine whether a
                  Reliability Region or load pocket within a Reliability Region is workably competitive and, if a
                  Reliability Region or load pocket is determined not to be workably competitive, the types of mitigation measures available to be applied to remedy such situation.

14.15    ADDITIONAL UPLIFT CHARGES.  It is recognized that the System Operator may be required from time to time
         -------------------------
         to dispatch resources out of merit for reasons other than those covered by Section 14.14 of this
         Agreement and Section 24 of the Tariff.  Accordingly, if and to the extent appropriate, feasible and practical, dispatch and operational costs shall be categorized and allocated as uplift costs to those
         Participants and Non-Participants that are responsible for such costs.  Such allocations shall be determined in accordance with Market Rules that are consistent with this Agreement and any applicable regulatory requirements and approved by the Regional Market Operations Committee prior to the activation of the Participants Committee or the Participants Committee thereafter.

New England Power Pool                                                                               Sheet No. 198C
Restated NEPOOL Agreement

-------------------------------------------------------------------------------------------------------------------

                                                    SECTION 14A

                                          PARTICIPANT MARKET TRANSACTIONS
                                          -------------------------------
                                      ON AND AFTER THE CMS/MSS EFFECTIVE DATE
                                      ---------------------------------------

This Section 14A shall become effective, and shall supersede Section 14 in its entirety, for service under this
Agreement on and after the CMS/MSS Effective Date.  Certain provisions of this Section 14A are subject to further modification to comply with requirements of the Commission's June 28, 2000 order in Docket Nos. EL00-62-000, et
                                                                                                             --
al. and further Commission orders with respect thereto.  This Section 14A shall have no effect for service or
---
charges under this Agreement prior to the CMS/MSS Effective Date unless specific provisions are made applicable earlier pursuant to the Market Rules.  This Section 14A specifies the rights and obligations of Participants under the Agreement with respect to the supply of, and payment for, Energy, Operating Reserve, 4-Hour Reserve and
AGC.

14A.1    SUPPLY OBLIGATIONS AND SETTLEMENT OBLIGATIONS FOR ENERGY, OPERATING RESERVE, 4-HOUR RESERVE AND
         ------------------------------------------------------------------------------------------------
         AUTOMATIC GENERATION CONTROL.
         ----------------------------

        (a)       Supply Obligation.  Each Participant with a Resource or an Entitlement in a Resource that is scheduled
                  -----------------
                  in the Day-Ahead Market by the System Operator, in accordance with an applicable Supply Offer,
                  Self-Schedule or designation for Self-Supply, to provide Energy at a Node or External Node,
                  Operating Reserve, 4-Hour Reserve and/or AGC shall have a Day-Ahead Market Supply Obligation for the service scheduled in the amount so scheduled.  The Day-Ahead Market Supply Obligation shall be satisfied by the Participant for each hour in one of the following two ways:  (i) the
                  Participant shall furnish or cause to be furnished in Real-Time such service under this Section
                  14A each hour pursuant to the schedule; or (ii) the Participant shall pay at the applicable
                  Real-Time Nodal Price or Clearing Price for such amounts which it has not furnished or caused to be furnished in accordance with clause (i).  Each Participant with a Resource or an
                  Entitlement in a Resource that is scheduled in the Day-Ahead Market or that submits a Supply
                  Offer, or that is scheduled pursuant to a Self-Schedule or designated pursuant to a Self-Supply in the Real-Time Market, for Energy at a Node or External Node, Operating Reserve or AGC, shall have a Real-Time Market Supply Obligation for each hour for which it is so scheduled or designated.  Its Real-Time Market Supply Obligation for Energy shall be equal to the amounts of
                  Energy at a Node or External Node it provides in the Real-Time Market in response to dispatch instructions by the System Operator (including dispatch instructions pursuant to a
                  Self-Schedule or Self-Supply).  Its Real-Time Market Supply Obligations for each category of
                  Operating Reserve and/or AGC shall be equal to the amount of such service it is designated by the System Operator to provide in the Real-Time Market (including service designated by the
                  Participant for Self-Supply and accepted by the System Operator).

        (b)       Energy Settlement Obligation.  Each Participant shall have for each hour a Day-Ahead Market Settlement
                  ----------------------------
                  Obligation for Energy at each Location equal to the megawatthours, if any, of its Demand Bid accepted by the System Operator in the Day-Ahead Market for Energy at that Location, adjusted up or down, as appropriate, to reflect Bilateral Transactions entered into by the Participant that transfer for the hour all or part of a Day-Ahead Market Settlement Obligation for Energy at that Location to or from another Participant.  Each Participant also shall have for each hour a Real-Time Market Settlement Obligation for Energy at each Location equal to the megawatthours, if any, of its Electrical Load at that Location for the hour, adjusted up or down, as appropriate, to reflect Bilateral Transactions entered into by the Participant that transfer for the hour all or part of a Real-Time Market Settlement Obligation for Energy at
                  that Location to or from another Participant.  A Settlement Obligation for Energy shall require the Participant to pay, or entitle the Participant to be paid, in accordance with the provisions of Section 14A.8(a) and applicable Market Rules.

        (c)       Operating Reserve Settlement Obligation.  Settlement Obligations for each category of Operating Reserve
                  ---------------------------------------
                  for each hour are established by allocating the total

New England Power Pool                                                                               Sheet No. 198F
Restated NEPOOL Agreement

-------------------------------------------------------------------------------------------------------------------

                  Megawatts of that category designated for the hour in Real-Time by the System Operator to
                  Participants under the Agreement and to Non-Participants under the Tariff.  Each Participant shall have for each hour a Settlement Obligation for each category of Operating Reserve that, subject to adjustment pursuant to Section 14A.11, shall be the number of Megawatts determined in accordance with the following formula:

                           ORp = SAp + [(OR-SA) (ELp/EL)] + ADJor, wherein
                                                          -

                           ORp      is the Megawatts of the Participant's Settlement Obligation for that category of Operating Reserve for the hour.

                           SAp      is the number of Megawatts, if any, of that category of Operating Reserve for the hour that is determined pursuant to applicable Market Rules as properly being assigned specifically to such Participant and not shared by all
                                    Participants.

                           OR       is the aggregate number of Megawatts of that category of Operating Reserve designated by the System Operator in the Real-Time Market in accordance with applicable NEPOOL System Rules to be required for the NEPOOL Control Area for the hour.

                           SA       is the aggregate number of Megawatts of that category of Operating Reserve for the hour that is determined pursuant to applicable Market Rules as properly not being shared by all Participants, including Operating Reserve assigned to
                                    Non-Participants.

New England Power Pool                                                                               Sheet No. 198G
Restated NEPOOL Agreement

-------------------------------------------------------------------------------------------------------------------

                           ELp      is the Participant's Electrical Load for the hour.

                           EL       is the sum of ELp for all Participants.

                           ADJor    is the adjustment required to reflect the amount of that category of Operating
                                    Reserve that the Participant has Self-Supplied and all Bilateral Transactions
                                    entered into by the Participant that transfer for the hour all or part of a
                                    Settlement Obligation for that category of Operating Reserve to or from another Participant but have not been reflected in the Participant's
                                    Electrical Load for the hour.

                  A Settlement Obligation for Operating Reserve shall require the Participant to pay in accordance with the provisions of Section 14A.8(b) and applicable Market Rules.

        (d)       4-Hour Reserve Settlement Obligation.  Each Participant shall have for each hour a Settlement Obligation
                  ------------------------------------
                  for 4-Hour Reserve to the extent provided for in Section 14A.8(d), adjusted up or down as appropriate to reflect all Bilateral Transactions entered into by the Participant that transfer all or a part of the Settlement Obligation for 4-Hour Reserve to or from another Participant.
                  A Settlement Obligation for 4-Hour Reserve shall require the Participant to pay in accordance with Section 14A.8(d) and applicable Market Rules.

        (e)       AGC Settlement Obligation.  Settlement Obligations for AGC for each hour are established by allocating
                  -------------------------
                  the total AGC designated for the hour in the Real-Time

                  Market by the System Operator to Participants under the Agreement and Non-Participants under the Tariff.  Each Participant shall have for each hour a Settlement Obligation for AGC that, subject to adjustment pursuant to Section 14A.11, shall be determined in accordance with the following formula:

                           AGCp = AGC (ELp/EL) + ADJAGC, wherein
                                               -

                           AGCp     is the Participant's share of AGC for the hour.

                           AGC      is the total amount of AGC determined by the System Operator in accordance with applicable NEPOOL System Rules to be required for the NEPOOL Control Area for the hour that is not assigned to Non-Participants.

                           ELp and EL are as defined in Section 14A.1(c).

                           ADJAGC  is the adjustment required to reflect all Bilateral Transactions entered into by the Participant to transfer all or part of a Settlement Obligation for AGC to or from another Participant but that have not been reflected in the
                                    Participant's Electrical Load for the hour and the amount, if any, that the
                                    Participant has, in accordance with applicable Market Rules, Self-Supplied.

                  A Settlement Obligation for AGC shall require the Participant to pay in accordance with Section
                  14A.8(c) and applicable Market Rules.

14A.2    RIGHT TO RECEIVE SERVICE.  Except as emergency circumstances may result in the System Operator requiring
         ------------------------
         load curtailments by Participants, and subject to the availability of

New England Power Pool                                                                               Sheet No. 198I
Restated NEPOOL Agreement

-------------------------------------------------------------------------------------------------------------------

         transmission capacity, each Participant shall be entitled to receive from other Participants (or from the service made available from Non-Participants pursuant to arrangements entered into under Section
         14A.11) such amounts, if any, of Energy, Operating Reserve, 4-Hour Reserve and AGC as it requires.  If, for any hour, load curtailments or other emergency measures are required, the amount of services that
         Participants are entitled to receive shall be reduced by the System Operator in a fair and non-discriminatory manner in light of the circumstances and applicable NEPOOL System Rules.

14A.3    PARTICIPATION IN THE DAY-AHEAD MARKET.
         -------------------------------------

        (a)       Demand Bids and Supply Offers for the Day-Ahead Market shall be submitted by Participants for each hour of the Dispatch Day, in accordance with this Agreement and applicable Market Rules.  Such
                  Demand Bids and Supply Offers shall include the information required by the Market Rules.

        (b)       Any Participant with authority to submit a Supply Offer in accordance with Section 14A.4 for a Resource that is eligible to supply Energy at a Node or External Node, Operating Reserve, 4-Hour Reserve
                  or AGC, or for load that is capable of reducing its consumption within four hours to supply
                  4-Hour Reserve,

                  may submit in the Day-Ahead Market to, or have on file with, the System Operator, a Supply
                  Offer for each such Resource or load reduction, to the extent permitted by and in accordance with Section 14A.4 and applicable Market Rules; provided that as one alternative to submitting
                  Supply Offers for Operating Reserve and/or 4-Hour Reserve, a Participant desiring to provide such services may enter into a Reserve Contract with the System Operator pursuant to Section
                  14A.10(c) covering such services.

        (c)       Any Participant wishing to purchase Energy in the Day-Ahead Market may submit to, or have on file with, the System Operator in accordance with applicable Market Rules a Day-Ahead Demand Bid or Bids specifying Demand Bid Prices for such Energy in each hour of the Dispatch Day at any Location, including the Hub.

        (d)       Any Participant wishing to sell Energy into the Day-Ahead Market from a Control Area outside the NEPOOL
                  Control Area may do so by submitting a Supply Offer for Energy in the Day-Ahead Market at an
                  External Node.  Participants wishing to purchase Energy in the Day-Ahead Market for sale outside of the NEPOOL

New England Power Pool                                                                               Sheet No. 198K
Restated NEPOOL Agreement

-------------------------------------------------------------------------------------------------------------------

                  Control Area may do so by submitting a Demand Bid in the Day-Ahead Market at an External Node.

        (e)       Any Participant seeking to Self-Schedule a Resource in the Day-Ahead Market or to affect its Day-Ahead
                  Settlement Obligation through a Bilateral Transaction, a Self-Supply of Operating Reserve, or a
                  Self-Supply of AGC to the extent permitted by applicable Market Rules, shall submit or cause to be submitted all necessary information with respect thereto to the System Operator in accordance with Section 14A.4(i) or Section 14A.11 and applicable Market Rules.

        (f)       In accordance with Market Rules, any Participant seeking to effect a transaction that moves Energy through or out of the NEPOOL Control Area by combining a Demand Bid at an External Node with a
                  Supply Offer at any other Node may elect to specify the maximum Congestion Cost it is willing to pay to have its transaction scheduled or, once scheduled, to keep that transaction from being wholly or partially curtailed.

14A.4    NATURE OF DEMAND BIDS AND SUPPLY OFFERS; LIMITATIONS; SELF-SCHEDULES AND SELF-SUPPLIES.
         --------------------------------------------------------------------------------------

         (a)      Carry Over Procedures:  If a Supply Offer or Demand Bid is not submitted for a Resource in the Day-Ahead
                  ----------------------
                  Market, the Supply Offer or Demand Bid shall be deemed to be the last valid Supply Offer or
                  Demand Bid on file with the System Operator, except for Supply Offers and Demand Bids at
                  External Nodes, which shall be deemed to be unavailable.  If a Supply Offer or Demand Bid for
                  Dispatchable Load is not submitted for a Resource in the Real-Time Market, the Supply Offer or
                  Demand Bid shall be deemed to be the Supply Offer or Demand Bid submitted in the Day-Ahead
                  Market, except for Supply Offers and Demand Bids at External Nodes which shall not carry over and must be submitted in accordance with applicable Market Rules.

                  For a generating unit in which there are multiple Entitlement holders, only one Participant shall be permitted to submit Supply Offers for such unit.  The Entitlement holders in each unit with multiple Entitlement holders shall designate a single Participant that will be permitted to submit Supply Offers and/or to direct the scheduling of the unit.  In the event that more than one Participant is designated, or if the Entitlement holders do not designate a single
                  Participant, then the Supply Offer Price for Energy for the unit shall be based on the replacement cost of fuel.  Such Supply Offer Price, operational parameters and other information required under the Market Rules to be furnished to the System Operator shall be furnished to the System Operator by the Participant validly furnishing replacement cost of fuel as of December 31, 1996.  Nothing in this Agreement shall affect the rights of any Entitlement holder under the contractual arrangements among such Entitlement holders relating to a generating unit.

        (b)       Each Supply Offer for Energy shall specify the Node or External Node where the Energy will be provided.
                  Each Demand Bid shall specify the Location where the Energy will be received.  Supply Offers and Demand Bids at External Nodes shall be adjusted as appropriate by the System Operator to account for transmission losses on Non-PTF, if any, between the PTF and the transmission facilities of the neighboring Control Area.  Metered values for Electrical Load on the Non-PTF shall be adjusted as appropriate by the System Operator to account for transmission losses on the Non-PTF, if any, between the PTF and the transmission facilities of the neighboring Control
                  Area.  The System Operator shall post on its Internet website loss factors for each External
                  Node.

        (c)       Each Supply Offer for Energy from a generating unit or Supply Offer at an External Node in the Day-Ahead
                  Market shall contain the information required by applicable Market Rules and shall, at a minimum, specify the offered incremental Energy prices, and may include a Start-Up Price and
                  No-Load Price, if any, and operational parameters.  Each Supply Offer for Energy from Resources in the Real-Time Market shall specify, in addition to the Node or External Nodes, only incremental Energy prices. Each Supply Offer Price for incremental Energy from a segment of a
                  Resource shall be equal to or greater than the Supply Offer Price for any lesser quantity of
                  Energy.

New England Power Pool                                                                               Sheet No. 198M
Restated NEPOOL Agreement

-------------------------------------------------------------------------------------------------------------------

                  Each Demand Bid shall contain the information required by the applicable Market Rules and shall at a minimum state the bid decremental prices of Energy.  Each Demand Bid Price for a block of
                  Energy shall be equal to or less than the Price for any lesser quantity of Energy.

        (d)       Supply Offers may be submitted in the Day-Ahead Market for 10-Minute Spinning Reserve, 10-Minute
                  Non-Spinning Reserve, 30-Minute Operating Reserve, 4-Hour Reserve, and AGC.  Each Supply Offer
                  shall specify a separate Supply Offer Price for the service offered.

        (e)       Supply Offers for 10-Minute Spinning Reserve, 10-Minute Non-Spinning Reserve, and/or 30-Minute Operating
                  Reserve may be submitted in the Real-Time Market only for fast start resources, as defined in the Market Rules.  Each Supply Offer shall specify a separate Supply Offer Price for the service offered.  Supply Offers for AGC also may be submitted in the Real-Time Market from a generating unit and shall specify the Supply Offer Price for such service.

        (f)       To the extent a Resource qualifies to provide Operating Reserve or 4-Hour Reserve and is not self-scheduled or has not submitted a Supply Offer to provide

New England Power Pool                                                                               Sheet No. 198P
Restated NEPOOL Agreement

-------------------------------------------------------------------------------------------------------------------

                  such service(s), a Supply Offer to provide Energy from a Resource in any hour in the Day-Ahead
                  Market may also be considered in accordance with the Market Rules to be a Supply Offer to provide Operating Reserve or 4-Hour Reserve at the Resource's Lost Opportunity Cost for such hour based on its Day-Ahead Supply Offer Price for Energy.  The Supply Offer Price for a
                  category of Operating Reserve or 4-Hour Reserve from a Resource in an hour shall be the greater for such hour of the submitted Supply Offer Price for such service or the Lost Opportunity Cost.

                  Each Supply Offer to provide Energy from a Resource other than a Dispatchable Load in any hour in the Real-Time Market is also a Supply Offer to provide Operating Reserve at the Resource's
                  Lost Opportunity Cost for such hour based on its Real-Time Energy Supply Offer Price if and to the extent such Resource qualifies to provide Operating Reserve under the applicable Market
                  Rules.  For Resources submitting Supply Offers for Operating Reserve in the Real-Time Market
                  pursuant to Section 14A.4(e) or as otherwise permitted under the Agreement or the Market Rules, the Supply Offer Price for service from the

                  Resource in each hour shall be the greater of the submitted Supply Offer Price or the Lost
                  Opportunity Cost for such hour.

        (g)       Each Real-Time Supply Offer Price for Energy from the portion of a Resource scheduled to provide
                  Operating Reserve, 4-Hour Reserve or AGC in the Day-Ahead Market shall be less than or equal to the Day-Ahead Supply Offer Price for Energy for such portion.

                  Each Real-Time Supply Offer Price for AGC from the portion of a generating unit eligible to provide AGC and scheduled to provide Energy, Operating Reserve, AGC or 4-Hour Reserve in the
                  Day-Ahead Market shall be less than or equal to the Day-Ahead Supply Offer Price for AGC from such generating unit.

                  Each Real-Time Supply Offer Price for any category of Operating Reserve for the portion of a
                  Resource scheduled to provide Operating Reserve Day-Ahead and eligible to submit a Supply Offer
                  Price for that portion of the Resource for that category of Operating Reserve in the Real-Time
                  Market shall be less than or equal to the Day-Ahead Supply Offer Price for such category of
                  Operating Reserve from such portion of that Resource.

New England Power Pool                                                                               Sheet No. 198R
Restated NEPOOL Agreement

-------------------------------------------------------------------------------------------------------------------

        (h)       If there are multiple Supply Offers for Energy submitted by Participants in the Day-Ahead or Real-Time
                  Market specifying the same effective Supply Offer Price (as adjusted for Marginal Losses), and no lower Supply Offer Prices (as adjusted for Marginal Losses) are available in the applicable
                  Market to meet the next decrement of load at that Node or External Node, then ties will be broken in accordance with or scheduled amounts pro rated in accordance with the Market Rules.

        (i)       Each Participant with authority to submit Supply Offers for a Resource may submit a Self-Schedule for
                  Energy from its Resources in either the Day-Ahead or Real-Time-Market in accordance with applicable Market Rules.  The Self-Schedule defines the Participant's plan to provide Energy from a given generating unit or to consume Energy for a Dispatchable Load (e.g., a pumped storage facility in the pumping mode), or to import or export Energy at an External Node.  The
                  Self-Scheduled Energy from a generating unit or consumed by a Dispatchable Load must satisfy the operating parameters included in the applicable Supply Offer or Demand Bid.  For a
                  Self-Schedule of a Resource other than a Dispatchable Load to be accepted, the Participant submitting that Self-Schedule must also submit at least one or more Supply Offer Prices, each equal to or less than zero, for the Energy associated with the entire Self-Scheduled portion of that Resource.

14A.5    SCHEDULING PROCEDURES IN THE DAY-AHEAD MARKET.
         ---------------------------------------------

        (a)       The System Operator shall perform for each Dispatch Day in accordance with the NEPOOL System Rules a security constrained unit commitment schedule using a computer algorithm which simultaneously minimizes the total cost for:  (i) supplying Energy to satisfy accepted Demand Bids in the
                  Day-Ahead Market; (ii) providing the quantity of Operating Reserves and AGC required by NEPOOL
                  System Rules; and (iii) providing any necessary 4-Hour Reserves in accordance with Section
                  14A.5(f) and applicable NEPOOL System Rules.  The schedule shall take into account all
                  Self-Schedules and Self-Supplies submitted by Participants for the Day-Ahead Market.  In accordance with the NEPOOL System Rules, the schedule shall also take into account, among other things, phase shifters and other power flow control devices, transmission system limitations, including but not limited to internal system limitations and external interface limits, and contingencies reasonably identified pursuant to criteria posted on the System Operator's
                  Internet website that may constrain outputs or require additional supply in specific locations.

        (b)       The amount of each category of Operating Reserve scheduled in the Day-Ahead Market by the System
                  Operator shall be in accordance with the NEPOOL System Rules, shall take into account the grid and generator configuration for the Dispatch Day, and may be price sensitive in whole or in part such that the required amount of Operating Reserve decreases as the price for Operating
                  Reserve increases.  Any NEPOOL System Rule in effect before the CMS/MSS Effective Date designed to maintain reliability while producing just and reasonable charges and payments for Operating
                  Reserves during times of emergency or shortages of available Energy and/or Operating Reserves shall remain in effect on and after the CMS/MSS Effective Date unless and until subsequently amended, and may be in addition to or in lieu of the establishment of price sensitive Operating
                  Reserve requirements.

        (c)       The simultaneous optimization process used to determine schedules in the Day- Ahead Market shall ensure that all portions of Resources with Supply Offers not scheduled to provide Energy shall cascade to the markets for AGC, Operating Reserves and 4-Hour Reserves to the extent such Resources are eligible to provide those services and consistent with the Supply Offer Prices established in accordance with Section 14A.4.  This process shall also ensure that all portions of Resources with Supply Offers not scheduled to provide Energy may be considered for meeting the requirements to provide AGC, Operating Reserves and 4-Hour Reserves.

        (d)       In the scheduling of Resources for Operating Reserves, 4-Hour Reserves and AGC in the Day-Ahead Market,
                  the simultaneous optimization process shall use the following principles:  Resources that are
                  Self-Scheduled pursuant to applicable Market Rules to provide Energy shall be reflected in the schedule in accordance with the Self-Schedule except as provided below; Resources that are designated for Self-Supply in accordance with applicable Market Rules shall be reflected in the schedules to the extent they are so designated except as provided below; Resources, to the extent not scheduled or Self-Scheduled for Energy or designated for Self-Supply and eligible to provide Operating Reserve, shall be scheduled by the System Operator based on the higher of their Lost Opportunity Costs, if any, or their applicable Day-Ahead Supply Offer Prices; and
                  Resources, to the extent not scheduled or Self-Scheduled for Energy or designated for
                  Self-Supply and eligible to provide AGC, shall be scheduled based on their Lost Opportunity
                  Costs, if any, plus their Day-Ahead Supply Offer Prices for AGC.  The System Operator may
                  direct changes to any Self-Schedule and/or Self-Supply if, but only to the extent, necessary for reliability.

        (e)       At the conclusion of the scheduling process set forth in Section 14A.5(a), the System Operator shall publish each day in accordance with the Market Rules and in a way that is consistent with the
                  NEPOOL Information Policy the information required by Section 14A.18.  The System Operator's schedule for the Day-Ahead Market shall identify to each Entitlement holder, the expected start and shut down times for all of its Resources or Entitlements that are scheduled in the
                  Day-Ahead Market.

New England Power Pool                                                                               Sheet No. 198T
Restated NEPOOL Agreement

-------------------------------------------------------------------------------------------------------------------

        (f)       If the System Operator's Day-Ahead forecast of the NEPOOL load exceeds the aggregate of the
                  Participants' Demand Bids accepted in the Day-Ahead Market for any hour of the Dispatch Day, the
                  System Operator may schedule, in accordance with the applicable NEPOOL System Rules, 4-Hour
                  Reserves to be available to cover part or all of the difference.

New England Power Pool                                                                               Sheet No. 198U
Restated NEPOOL Agreement

-------------------------------------------------------------------------------------------------------------------

14A.6    PARTICIPATION IN THE REAL-TIME MARKET.
         -------------------------------------

        (a)       Supply Offers and Demand Bids for the Real-Time Market shall be submitted by Participants for each hour of the Dispatch Day of the Real-Time Market, to the extent permitted by and in accordance with
                  Section 14A.4 and applicable Market Rules.  Such Supply Offers and Demand Bids shall include the information required by the Market Rules.

        (b)       Each Participant with authority to submit a Supply Offer in accordance with Section 14A.4 for a Resource that is eligible to supply Energy, Operating Reserve, or AGC, may submit in the Real-Time
                  Market to, or have on file with, the System Operator, or modify, a Supply Offer for each such
                  Resource, to the extent permitted by and in accordance with applicable Market Rules and subject to the limitations of Section 14A.4(g).  New or modified Supply Offers may, among other matters, (i) offer Energy at a Node or External Node, Operating Reserves and AGC from a generating unit not scheduled in the Day-Ahead Market which can be dispatched by the System
                  Operator in the Real-Time Market, (ii) increase or decrease the Supply Offer Price for Energy from a Resource scheduled in the Day-Ahead Market, (iii) reduce the Supply Offer Price

New England Power Pool                                                                               Sheet No. 198V
Restated NEPOOL Agreement

-------------------------------------------------------------------------------------------------------------------

                  for Energy from a generating unit scheduled to provide AGC, Operating Reserves, or 4-Hour
                  Reserves in the Day-Ahead Market, and (iv) propose new Supply Offers and/or Demand Bids at
                  External Nodes.

        (c)       Each Participant seeking to Self-Schedule its Resource in the Real-Time Market or to affect its
                  Real-Time Settlement Obligation through a Bilateral Transaction, a Self-Supply of Operating
                  Reserve, or a Self-Supply of AGC to the extent permitted by applicable Market Rules, shall submit or cause to be submitted all necessary information with respect thereto to the System
                  Operator in accordance with Section 14A.4(i) or Section 14A.11 and applicable Market Rules.

14A.7    SCHEDULING PROCEDURES IN THE REAL-TIME MARKET.
         ---------------------------------------------

        (a)       A Participant at its own cost may bring on line a generating unit not scheduled to operate in the
                  Day-Ahead Market, after giving such notice as is required by the Market Rules, and receiving the System Operator's approval, so that the generating unit can be dispatched by the System
                  Operator based on the Participant's Real-Time Energy Supply Offer.  The Participant electing to bring its generating unit on line in accordance with this Section 14A.7 shall not be entitled to any uplift under Section 14A.19 with respect to its costs in this instance, although such
                  Participant may qualify for uplift under other provisions of this Agreement or applicable
                  Market Rules.

        (b)       The System Operator shall centrally dispatch all available Resources, including Self-Scheduled
                  Resources, in Real-Time in accordance with NEPOOL System Rules, based on the schedule in the
                  Day-Ahead Market, increases or decreases in load, the occurrence of contingencies, and the submission of new or modified Real-Time Demand Bids or Supply Offers, new or modified
                  Self-Schedules and new or modified Self-Supply designations made in accordance with applicable
                  Market Rules.  This dispatch shall also include adjustments to the Day-Ahead Market schedule to reflect the activation of resources scheduled for 4-Hour Reserve if necessary to maintain system reliability.

        (c)       The amount of each category of Operating Reserve designated in the Real-Time Market by the System
                  Operator shall be in accordance with the NEPOOL System Rules, shall take into account the grid and generator configuration for the Dispatch Day, and may be price sensitive in whole or in part such that the required amount of Operating Reserve decreases as the price for Operating
                  Reserve increases.  Any NEPOOL System Rule in effect before the CMS/MSS Effective Date designed to maintain reliability while producing just and reasonable charges and payments for Operating
                  Reserves during times of emergency or shortages of available Energy and/or Operating Reserves shall remain in effect on and after the CMS/MSS Effective Date unless and until subsequently amended, and may be in addition to or in lieu of the establishment of price sensitive Operating
                  Reserve requirements.

        (d)       A simultaneous optimization process shall be used to determine the Energy, AGC and Operating Reserve to be provided by each Resource in the Real-Time Market.  This process shall ensure that all portions of Resources with Supply Offers not scheduled to provide Energy shall cascade to the markets for AGC and Operating Reserves to the extent such Resources are eligible to provide those services and consistent with Supply Offer Prices established in accordance with Section
                  14A.4.  This process shall also ensure that all portions of Resources with Supply Offers not dispatched to provide Energy may be considered for meeting the requirements to provide AGC and
                  Operating Reserves.

        (e)       In selecting Resources to provide Operating Reserves and AGC in Real-Time, the simultaneous optimization process shall use the following principles:  Resources that are Self-Scheduled to provide
                  Energy in accordance with applicable Market Rules shall be reflected in the dispatch to the extent they so perform, except as provided below; Resources that are permitted by Market Rules to be designated for Self-Supply and are so designated shall be reflected in the dispatch to the extent they are so designated and perform or remain available, except as provided below;
                  Resources, to the extent not scheduled or Self-Scheduled for Energy or designated for
                  Self-Supply and eligible to provide 10-Minute Spinning Reserve in the Real-Time Market, shall be designated by the System Operator based on their Lost Opportunity Costs, if any.  Resources, to the extent not scheduled or Self-Scheduled for Energy or designated for Self-Supply and eligible to provide 10-Minute Non-Spinning Reserves or 30 Minute Operating Reserves shall be designated based on the higher of their Lost Opportunity Costs, if any, or their applicable
                  Supply Offer Prices.  Generating units, to the extent they are not scheduled or Self-Scheduled for Energy or designated for Self-Supply and eligible to provide AGC, shall be designated based on their Lost Opportunity Costs, if any, plus their Real-Time Supply Offer Prices for AGC.  The
                  System Operator may direct changes to any Self-Schedule and/or Self-Supply if, but only to the extent, necessary for reliability.

        (f)       Supply Offers and Demand Bids at External Nodes will be dispatched in the Real-Time Market based on the
                  Real-Time Supply Offer Price and Demand Bid Price, respectively, for the hour.  If the net aggregate amount of service pursuant to eligible Supply Offers or Demand Bids at an External
                  Node would exceed the applicable interface limit, then Supply Offers with the lowest price or the Demand Bids with the highest price shall be scheduled.  If such competing Supply Offers and/or Demand Bids have the same prices, ties will be broken or transactions pro rated in accordance with the Market Rules.

New England Power Pool                                                                               Sheet No. 198Z
Restated NEPOOL Agreement

-------------------------------------------------------------------------------------------------------------------

14A.8    SETTLEMENT OBLIGATION PAYMENTS FOR ENERGY, OPERATING RESERVES, 4-HOUR RESERVES AND AUTOMATIC GENERATION
         --------------------------------------------------------------------------------------------------------
         CONTROL.
         -------

        (a)       For each hour in which a Participant has a Settlement Obligation for Energy at a Location in the
                  Day-Ahead Market pursuant to Section 14A.1(b), the Participant shall pay or receive for the megawatthours of the Settlement Obligation at that Location at the applicable Day-Ahead Market
                  Locational Price for that hour, as determined in accordance with Section 14A.12.  For each hour in which a Participant has a Settlement Obligation for Energy at a Location in the Real-Time
                  Market pursuant to Section 14A.1(b), the Participant either (i) shall pay the applicable hourly
                  Real-Time Market Locational Price for the number of megawatthours, if any, by which the
                  Participant's Settlement Obligation for Energy received at that Location in the Real-Time
                  Market is more than the Participant's Settlement Obligation for Energy received at that
                  Location in the Day-Ahead Market, or (ii) shall receive the applicable hourly Real-Time Market
                  Locational Price for the number of megawatthours, if any, by which the Participant's Settlement
                  Obligation for Energy received at that Location in the Real-Time Market is less than the
                  Participant's Settlement Obligation for Energy received at that Location in the Day-Ahead
                  Market, as determined in accordance

New England Power Pool                                                                              Sheet No. 198AA
Restated NEPOOL Agreement

-------------------------------------------------------------------------------------------------------------------

                  with Section 14A.12.  The Participant shall also pay any applicable uplift charges under
                  Section 14A.19.  A Participant shall pay the Zonal Price for Energy received in a Load Zone unless it elects, in accordance with applicable Market Rules, to pay the Nodal Price for such
                  Energy.

        (b)       For each hour in which a Participant has a Settlement Obligation for Operating Reserve pursuant to
                  Section 14A.1(c), the Participant shall pay for Operating Reserve in each category in which it has an obligation a percentage share of the aggregate payments to Participants pursuant to
                  Section 14A.9 for satisfying their Supply Obligations for each such category of Operating
                  Reserve for the hour equal to the Participant's percentage share of the total Settlement
                  Obligations for Operating Reserve of such category for the hour, as determined pursuant to
                  Section 14A.1(c).  In addition, the Participant shall pay any applicable uplift charge assessed under Section 14A.19.

        (c)       For each hour in which a Participant has a Settlement Obligation for AGC pursuant to Section 14A.1(e), the Participant shall pay a percentage of the aggregate payments to Participants pursuant to
                  Section 14A.9 for satisfying their Supply Obligations for AGC for the hour equal to the
                  Participant's percentage share of the total Settlement Obligation for AGC for the hour as determined pursuant to Section 14A.1(e).

New England Power Pool                                                                              Sheet No. 198BB
Restated NEPOOL Agreement

-------------------------------------------------------------------------------------------------------------------

        (d)       For any hour in which the System Operator schedules 4-Hour Reserves in the Day-Ahead Market, the aggregate payment to Participants pursuant to Section 14A.9 for satisfying their Supply
                  Obligations for 4-Hour Reserves for the hour shall be allocated to Participants and paid by them as follows:

                           Step 1.  The hourly per Megawatt cost for 4-Hour Reserve for the hour shall be
                           ------
                           determined by dividing the total 4-Hour Reserve payments pursuant to Section 14A.9 for the hour by the number of Megawatts of 4-Hour Reserve scheduled in the Day-Ahead
                           Market to be available in the hour.

                           Step 2.  If a Participant's Net Hourly Load Obligation for Energy for the hour is
                           ------
                           positive and exceeds the Participant's accepted Demand Bids for the hour in the
                           Day-Ahead Market, it shall pay for each Megawatt of such excess the per Megawatt cost determined in accordance with Step 1 above, but not more than its pro rata share of the 4-Hour Reserve cost for the hour.

                           Step 3.  If the allocation in Step 2 above is insufficient to recover the full 4-Hour
                           ------
                           Reserve cost for the hour, the remaining cost shall be allocated to all Participants for the hour, including those required to make payments in accordance with Step 2, in proportion to their shares of the aggregate Net Hourly Load Obligation for Energy for the hour.

                  The provisions of Step 2 and Step 3 above are subject to future modifications to comply with the Commission's June 28, 2000 order in Docket Nos. EL00-62-000, et al., and future orders pertaining thereto, with respect to the allocation of uplift costs and in light of filings concerning the use of Net Hourly Load Obligation for Energy as an allocation factor, and Steps
                  2 and 3 do not become effective except pursuant to a future Commission order.

14A.9    SUPPLY OBLIGATION PAYMENTS FOR ENERGY, OPERATING RESERVES, 4-HOUR RESERVES AND AUTOMATIC GENERATION
         ----------------------------------------------------------------------------------------------------
         CONTROL.
         -------

        (a)       Subject to the provisions of Section 14A.16, each Participant with a Supply Obligation for Energy in an hour in the Day-Ahead Market at any Node or External Node shall receive for each megawatthour scheduled at the Node or External Node in the Day-Ahead Market the Day-Ahead Nodal Price for
                  the hour at that Node or External Node, as determined in accordance with Section 14A.12.
                  Subject to the provisions of Section 14A.16, a Participant with a Supply Obligation for Energy at any Node or External Node in an hour in the Real-Time Market that is more than the
                  Participant's Supply Obligation for Energy at that Node or External Node for the hour in the
                  Day-Ahead Market, shall receive for each additional megawatthour of such excess the Real-Time
                  Market Nodal Price for the hour at that Node or External Node, as determined in accordance with
                  Section 14A.12.  Subject to the provisions of Section 14A.16, each Participant with a Supply
                  Obligation for Energy at any Node or External Node in an hour in the Real-Time Market that is less than the Participant's Supply Obligation for Energy at that Node or External Node for the hour in the Day-Ahead Market shall pay for each megawatthour of such deficiency the Real-Time
                  Market Nodal Price for the hour at that Node or External Node, as determined in accordance with
                  Section 14A.12.  In addition, Participants may receive or be required to pay applicable uplift charges, if any, pursuant to Section 14A.19 or the Market Rules and to pay for 4-Hour Reserves
                  pursuant to Section 14A.8(d).

        (b)       Each Participant with a Supply Obligation for Operating Reserve or 4-Hour Reserve in an hour in the
                  Day-Ahead Market shall receive for each Megawatt of each category of Operating Reserve and/or
                  4-Hour Reserve scheduled the applicable Day-Ahead Market Operating Reserve Clearing Price or
                  4-Hour Reserve Clearing Price, as appropriate, as determined in accordance with Section
                  14A.13.  For any hour in which the Participant's Supply Obligation for Operating Reserve of any
                  category in the Real-Time Market exceeds the Participant's Supply Obligation for such service for the hour in the Day-Ahead Market, the Participant shall receive for the additional
                  Megawatts the applicable Real-Time Market Operating Reserve Clearing Price for the hour, as determined in accordance with Section 14A.13.  For any hour in which the Participant's Supply
                  Obligation for Operating Reserve of any category in the Real-Time Market is less than the
                  Participant's Supply Obligation for such service for the hour in the Day-Ahead Market, the
                  Participant shall pay for each Megawatt of such deficiency the applicable Real-Time Market
                  Operating Reserve Clearing Price for the hour, as determined in accordance with Section
                  14A.13.  If a Participant has a Supply Obligation for 4-Hour Reserve in any hour in the
                  Day-Ahead Market and fails to provide all or a portion of the Energy from its 4-Hour Reserve in response to the System Operator's dispatch instructions, the Participant shall pay the
                  Real-Time Market 30-Minute Operating Reserve Clearing Price for each Megawatt not provided, in addition to any payments required under Section 14A.8(d).

        (c)       Each Participant with a Supply Obligation for AGC in an hour in the Day-Ahead Market shall receive for the scheduled amount the Day-Ahead Market AGC Clearing Price for the hour, as determined in accordance with Section 14A.14.  For any hour in which the Participant's Supply Obligation for
                  AGC in the Real-Time Market exceeds the Participant's Supply Obligation for AGC for the hour in the Day-Ahead Market, the Participant shall receive for such excess the Real-Time Market AGC
                  Clearing Price for the hour, as determined in accordance with Section 14A.14.  For any hour in which the Participant's Supply Obligation for AGC in the Real-Time Market is less than the
                  Participant's Supply Obligation for AGC for the hour in the Day-Ahead Market, the Participant shall pay for such deficiency the Real-Time Market AGC Clearing Price for the hour, as determined in accordance with Section 14A.14.

        (d)       In no event shall Participants be paid lost opportunity costs resulting from a generating unit being dispatched down or off to accommodate transmission constraints, and nothing in this Agreement or the Market Rules shall provide for any such payment.

14A.10      CONTRACT AND SCHEDULING AUTHORITY.
            ---------------------------------

        (a)       The Participants Committee is authorized to enter into contracts on behalf of and in the names of all
                  Participants with Non-Participants to purchase or furnish emergency Energy that is available for the System Operator to schedule in order to ensure reliability in the NEPOOL Control Area or neighboring Control Areas.  For sales to another Control Area, the terms of any such contractual arrangement shall not require the furnishing of such emergency service until the service needs of all Participants have been provided for with the least expensive resources practicable. Emergency purchases pursuant to this Section 14A.10 should not be required unless the Participants have been unable to furnish such Supply Offers as the System Operator determines are required to ensure reliability.  For emergency purchases and sales pursuant to this Section 14A.10, the treatment of the transaction with the Non-Participant in the determination of a Locational Price shall be in accordance with applicable Market Rules.
                  Energy (and related services) from any such emergency purchases shall be deemed to be furnished to and shall be paid for by Participants with Settlement Obligations in the Real-Time Market, in accordance with this Section 14A.10(a) and applicable Market Rules.

        (b)       The NEU Management Committee (as defined in the HQ Use Agreement) is authorized to provide for the day-to-day scheduling through the System Operator of the HQ Phase II Firm Energy Contract, in
                  accordance with the HQ Use Agreement, as if the Contract were a contract covering Energy transactions with a Non-Participant entered into pursuant to Section 14A.10(a).  Energy received in an hour from Hydro-Quebec pursuant to the HQ Energy Banking Agreement, and Energy purchased in any hour from Hydro-Quebec pursuant to the HQ Phase II Firm Energy Contract any other HQ Contract shall be deemed to be Energy furnished at the appropriate External Node to each Participant which has submitted a Supply Offer at the appropriate External Node for such
                  Energy for the hour in the amount reflected for the Participant in the System Operator's scheduling of Energy deliveries in the hour from Hydro-Quebec; except that emergency Energy received from Hydro-Quebec under the HQ Interconnection Agreement shall be deemed to be Energy provided to (and shall be paid for by) Participants requiring such emergency Energy in the hour.  The System Operator shall schedule such Energy deliveries to accommodate, to the extent possible, the schedule of Energy deliveries from Hydro-Quebec requested by the Participants within their Supply Offers.  The Participants deemed to have received such Energy shall have a corresponding Supply Obligation and shall satisfy this and all other Supply Obligations at this
                  External Node and all other Nodes in accordance with Section 14A.1, 14A.8 and 14A.9.  The
                  Participants are responsible for paying to Hydro-Quebec the price for Energy deliveries under the HQ Phase II Firm Energy Contract and under the HQ Energy Banking Agreement.

        (c)       The System Operator is authorized in accordance with applicable Market Rules to enter into Reserve
                  Contracts with individual Participants under which the System Operator pays for and receives options or rights to all or a portion of 10-Minute Non-Spinning Reserve, 30-Minute Operating
                  Reserve and/or 4-Hour Reserve from generating units or Dispatchable Loads for forward periods, such as a week or a month, as determined by the System Operator.  Such Reserve Contracts shall be in accordance with applicable Market Rules and shall be entered into with Participants which offer the service in response to a request for proposals, shall include the Reserve Price at which the Operating Reserve or 4-Hour Reserve will be made available and the price at which
                  Energy will be furnished on the activation of the Operating Reserve or 4-Hour Reserve, and shall contain standard terms and conditions specified by the System Operator in accordance with the Market Rules.

14A.11     BILATERAL TRANSACTIONS AND PARTICIPANT TRANSACTIONS WITH NON-PARTICIPANTS.
           -------------------------------------------------------------------------

        (a)       Two Participants may undertake to transfer all or select portions of the Settlement Obligations of one of them under this Agreement to the other Participant with respect to any of the NEPOOL Markets pursuant to a Bilateral Transaction.  Such transfer of Settlement Obligations under this
                  Agreement shall be as agreed to between the two parties to the Bilateral Transaction and shall be submitted to the System Operator in accordance with the Market Rules.  Each Bilateral
                  Transaction submitted shall specify whether the transaction is to settle in the Day-Ahead
                  Market or the Real-Time Market and, if it is for Energy, a Location.

        (b)       In the event a Participant has the right to receive Energy, Operating Reserve, 4-Hour Reserve and/or AGC from a Non-Participant under a System Contract, such Contract may be submitted to the System
                  Operator in a Supply Offer as a proposal to furnish Energy, Operating Reserve, 4-Hour Reserve, and/or AGC, to the extent

New England Power Pool                                                                              Sheet No. 198KK
Restated NEPOOL Agreement

-------------------------------------------------------------------------------------------------------------------

                  the System Contract permits central dispatch by the System Operator in accordance with the
                  Market Rules and otherwise qualifies for such service.

14A.12      DETERMINATION OF LOCATIONAL PRICES.
            ----------------------------------

         The System Operator shall calculate Locational Prices for the Day-Ahead and Real-Time Markets as
         described below.

        (a)       Nodal Prices.  The System Operator shall calculate the Nodal Price at each Node for each hour of the
                  ------------
                  Dispatch Day for the Day-Ahead Market using the Day-Ahead unit commitment model, and for the
                  Real-Time Market using the Real-Time scheduling software.  In calculating Nodal Prices the
                  System Operator shall use the Demand Bids and Supply Offers submitted pursuant to Sections
                  14A.3, 14A.4 and 14A.6.  The Real-Time Nodal Price at each Node for each hour shall be the time interval weighted-average of the Clearing Prices calculated at that Node for each time interval within that hour, except as noted in subsection (d) below with respect to the prices used for
                  Real-Time settlements at External Nodes.

New England Power Pool                                                                              Sheet No. 198LL
Restated NEPOOL Agreement

-------------------------------------------------------------------------------------------------------------------

                  The System Operator shall calculate Nodal Prices for an hour for the Day-Ahead Market or the
                  Real-Time Market at a given Node i using the following formula, or a formula similar in substance and effect:

                           [OBJECT OMITTED]

                  where:

                           [OBJECT OMITTED] the Nodal Price at Node i in $/megawatthour;

                           [OBJECT OMITTED] the marginal cost in $/megawatthour, based on Demand Bids and Supply
                                    Offers, to serve additional load at the Reference Node;

                           [OBJECT OMITTED] the Marginal Loss Component of the Nodal Price at Node i in
                                    $/megawatthour; and

                           [OBJECT OMITTED] the Congestion Component of the Nodal Price at Node i in
                                    $/megawatthour.

                  The Marginal Loss Component of the Nodal Price at any Node i on the NEPOOL Transmission System
                  is calculated using the equation
                           [OBJECT OMITTED]
                  in which WFi, the Withdrawal Factor at Node i relative to the system Reference Node, is calculated using the following equation:
                           [OBJECT OMITTED]
                  where:

                           L =      NEPOOL Transmission System losses;

                           Pi =     the net amount of Energy injected into the NEPOOL Transmission System at Node
                                    i; and

                           [OBJECT OMITTED] =        the ratio of: (1) the amount by which NEPOOL Transmission
                                    System losses occurring in the Day-Ahead Schedule or Real-Time dispatch would have increased, as calculated by the System Operator's Day-Ahead or Real-Time computer algorithm, if a very small additional amount of Energy had been injected at Node i (in addition to the injections and withdrawals already scheduled to occur on the NEPOOL Transmission System in the Day-Ahead schedule or occurring on the NEPOOL Transmission System in the Real-Time dispatch), to
                                    (2) the size of the additional injection of Energy at Node i.

                  The Congestion Component of the Nodal Price at Node i is calculated using the equation:
                           [OBJECT OMITTED] ,
                  where:

                           K =      the set of thermal or interface constraints;

                           GFik =   the Shift Factor for the generator at Node i on constraint k in the pre- or post-contingency case that limits flows across that constraint; and

                           [OBJECT OMITTED] the reduction in system cost that results from an incremental relaxation of constraint k, expressed in $/megawatthour.

                  Substituting the equations for calculating the Marginal Loss Component and the Congestion
                  Component of the Nodal Price for the terms [OBJECT OMITTED] and [OBJECT OMITTED] into the equation for calculating the Nodal Price for a given Node i yields:

                           [OBJECT OMITTED]

        (b)       Zonal Prices. For Congestion pricing purposes, Load Zones based on Reliability Regions have been
                  ------------
                  established and Zonal Prices shall be calculated by the System Operator for each Load Zone.
                  Each Load Zone shall be coterminous with a Reliability Region, except that a Participant which owns and operates distribution lines and other facilities used for the distribution of Energy to retail customers in a single state in New England and which is subject to regulation by the public utility regulatory authority in that state (a "Distribution Company"), which (i) serves retail customers in more than one Reliability Region in a single state and (ii) is subject to a state-imposed obligation to provide its retail customers with a power supply at fixed prices for a limited time period following the commencement of retail access ("Standard Offer
                  Obligation"), may elect, by notice to the System Operator and the Secretary of the Participants
                  Committee, within the time prescribed by the Market Rules, to have its entire service territory treated as a single Load Zone (a "Distribution Company Load Zone") until its Standard Offer
                  Obligation ends.  In addition, Vermont shall be a single Load Zone for those Distribution
                  Companies in Vermont that maintain their single Participant status for settlement purposes with other Distribution Companies in Vermont pursuant to Section 4 of the Agreement even if Vermont spans more than one Reliability Region.  The election by one or more Distribution Companies in
                  Vermont not to be treated as a single Participant with other Vermont Participants shall not affect the Load Zone for the remaining Distribution Companies in Vermont maintaining the single
                  Participant election.

                  After consulting with the Participants, the System Operator may reconfigure Reliability Regions and add or subtract Reliability Regions as necessary over time to reflect changes to the grid, patterns of usage and intrazonal Congestion.  The System Operator shall file any such changes with the Commission.

                  The System Operator shall calculate Zonal Prices for each Reliability Region for both the
                  Day-Ahead and Real-Time Markets for each hour using a load-weighted average of the Nodal Prices for the Nodes within that Reliability Region.  The load weights used in calculating the
                  Day-Ahead Zonal Prices for the Reliability Region shall be determined in accordance with applicable Market Rules and shall be based on the Demand Bids for the Nodes that make up that
                  Reliability Region. The System Operator shall determine, in accordance with applicable Market
                  Rules, the load weights used in Real-Time based on the calculated Real-Time load distribution.
                  The System Operator shall calculate Zonal Prices for Reliability Regions using the following formula, or a formula similar in substance and effect, where the Zonal Price for a Reliability
                  Region j can be written as:

                           [OBJECT OMITTED],
                  where:
                           [OBJECT OMITTED]=         Zonal Price for Reliability Region j in $/megawatthour;

                           [OBJECT OMITTED] is as defined in Section 14A.12(a);

                           [OBJECT OMITTED] is the Marginal Loss Component of the Zonal Price for Reliability
                                                  Region j in $/megawatthour;

                           [OBJECT OMITTED] is the Congestion Component of the Zonal Price for Reliability Region
                                                  j in $/megawatthour;

                           Nj =             the set of Nodes that make up the Reliability Region j; and

                           Wij =            the load-weighting factor for Node i used to calculate the Zonal
                                            Price for Reliability Region j, determined such that the weighting factors for any given Reliability Region sum to one.

                  For a Distribution Company Load Zone, the Zonal Price shall be determined by the weighted average of the Zonal Prices for the Reliability Regions making up the Load Zone, with the weights equal to that Distribution Company's share of the load in each of those Reliability
                  Regions.  The load weights used in calculating the Day-Ahead Zonal Prices for the Distribution
                  Company Load Zones shall be determined in accordance with applicable Market Rules and shall be based on the Demand Bids for the Nodes that make up the Distribution Company Load Zones.

                  The System Operator shall determine, in accordance with applicable Market Rules, the load weights used in Real-Time based on the calculated Real-Time load distribution.  The System
                  Operator shall calculate Zonal Prices for each hour of the Dispatch Day for Distribution
                  Company Load Zones using the following formula:  Zonal Price equals the Distribution Company's load in each Reliability Region making up the Distribution Company Load Zone times the Zonal
                  Price for each such Reliability Region summed for all such Reliability Regions making up the
                  Distribution Company Load Zone, divided by the sum of the Distribution Company's load in each
                  Reliability Region making up the Distribution Company Load Zone.  The Congestion and Marginal
                  Loss Components of the Zonal Price for each Distribution Company Load Zone shall be calculated as the weighted average of the Congestion and Marginal Loss Components, respectively, of the
                  Zonal Prices in the Reliability Regions making up that Load Zone, using the same weights that are used to calculate the Zonal Price for that Distribution Company Load Zone.

        (c)       Hub Prices.  On behalf of the Participants, the System Operator shall maintain and facilitate the use of
                  ----------
                  a Hub or Hubs for the Energy market, comprised of a set of Nodes within NEPOOL, which Nodes shall be identified by the System Operator on its Internet website.  The System Operator has used the following criteria to establish an initial Hub and shall use the same criteria to establish any additional Hubs:

        (i)       each Hub shall contain a sufficient number of Nodes to try to ensure that a Hub Price can be calculated for that Hub at all times;

        (ii)      each Hub shall contain a sufficient number of Nodes to ensure that the unavailability of, or an adjacent line outage to, any one Node or set of Nodes would have only a minor impact on the Hub
                  Price;

        (iii)     each Hub shall consist of Nodes with a relatively high rate of service availability;

        (iv)      each Hub shall consist of Nodes among which transmission service is relatively unconstrained; and

        (v)       no Hub shall consist of a set of Nodes for which directly connected load and/or generation at that set of Nodes is dominated by any one entity or its affiliates.

                  The System Operator shall calculate hourly Hub Prices for both the Day-Ahead and Real-Time
                  Markets using a fixed-weighted average of the Nodal Prices that comprise the Hub.  The System
                  Operator shall calculate Hub Prices using the following formula, or a formula similar in substance and effect, where the Hub Price for a Hub j can be written as:

                           [OBJECT OMITTED],

New England Power Pool                                                                              Sheet No. 198QQ
Restated NEPOOL Agreement

-------------------------------------------------------------------------------------------------------------------

                  where:
                           [OBJECT OMITTED] =        Hub Price for Hub j in $/megawatthour;
                           [OBJECT OMITTED] is as defined in Section 14A.12(a);
                           [OBJECT OMITTED]          is the Marginal Loss Component of the Hub Price for Hub j in
                                                     $/megawatthour;
                           [OBJECT OMITTED]          is the Congestion Component of the Hub Price for Hub j in
                                                     $/megawatthour;

                           Hj =     the set of Nodes in Hub j; and

                           WijH=    the load weighting factor for Node i used to calculate the Hub Price for Hub
                                    j, determined such that the weighting factors for any given Hub sum to one.

                  Participants may transfer their Settlement Obligations at the Hub Price in the Day-Ahead and
                  Real-Time Markets pursuant to Bilateral Transactions.  In accordance with Section 14A.8 of the
                  Agreement, Participants with Settlement Obligations for Energy at the Hub shall pay or be charged the Hub Price for such Settlement Obligations.

        (d)       Nodal Prices for External Nodes.  The System Operator shall calculate Nodal Prices for External Nodes.
                  -------------------------------
                  The External Nodes shall be identified in applicable Market Rules.  External Nodes shall be used for pricing Energy transactions by

New England Power Pool                                                                             Sheet No. 198UU
Restated NEPOOL Agreement

-------------------------------------------------------------------------------------------------------------------

                  Participants receiving Energy from or delivering Energy to neighboring Control Areas.  The
                  Nodal Prices for External Nodes shall be calculated in the same way as Nodal Prices for Nodes, with the exception of the calculation of the Marginal Loss Component of the price.

                  The Marginal Loss Component of Nodal Prices for External Nodes shall be calculated so as to ensure that it does not include the effect of withdrawals at a Node or External Node on the cost of losses incurred outside the NEPOOL Control Area.  In order to accomplish this, a hypothetical transaction will be modeled, in which an increment of load at each External Node is served by an increment of generation at the Reference Node.  The amount of Energy that would flow out of the NEPOOL Transmission System over each interconnection point between the NEPOOL
                  Transmission System and an adjoining Control Area or the Non-PTF transmission system will be calculated next.  Finally, the Marginal Loss Component of the Nodal Price at each External Node will be calculated as the weighted average of the Marginal Loss Components at each of the interconnection points between the NEPOOL Transmission System and an adjoining Control Area or the Non-PTF transmission system.  The weight assigned to each interconnection will be equal to the proportion of the total amount of Energy delivered off of the NEPOOL Transmission System in association with this hypothetical transaction that flows over that interconnection.  As a result, the Marginal Loss Component of the price at each External Node will only include the effects on Marginal Losses on the NEPOOL Transmission System.

                  The Shift Factors for each External Node determine the proportion of the Energy in such a transaction that would flow over each interconnection point between the NEPOOL Transmission
                  System and external Control Areas or the Non-PTF transmission system and, therefore, the
                  Marginal Loss Component of the Nodal Price at an External Node i shall be calculated using the following equation, or a formula similar in substance and effect:

                           [OBJECT OMITTED]

                  where:

                           [OBJECT OMITTED]  =       the Marginal Loss Component of the Nodal Price at an
                                      External Node i in $/megawatthour;

                           I      = the set of interconnection points between the NEPOOL Transmission System and adjacent Control Areas or the Non-PTF transmission system;

                           GFin =   Shift Factor at External Node i for the interconnection line that passes through Node n; and

                           (WFn - 1) [OBJECT OMITTED] = the Marginal Loss Component of the Nodal Price at Node n
                                    in $/megawatthour, where WFn is the withdrawal factor at Node n and
                                    [OBJECT OMITTED] is as defined in Section 14A.12(a).

                  The price used for Real-Time settlements at External Nodes will be the Real-Time price as determined based on the Real-Time dispatch except in the circumstance in which imports or exports were constrained in the hour ahead scheduling process either by constraints that are not monitored in Real-Time or by closed interface constraints that are not affected by internal dispatchable generators.  In this special circumstance, the price used for Real-Time settlements of imports from External Nodes will be the lower of the Real-Time price at the
                  External Node or the hour ahead price at the External Node.  Similarly, in this situation, the price used for Real-Time settlements of exports to External Nodes will be the higher of the
                  Real-Time price at the External Node or the hour ahead price at the External Node.

        (e)       Additional Rules and Procedures.  Consistent with this Section 14A.12, the implementation of its provisions shall further be detailed, defined and carried out pursuant to Market Rules.

14A.13            DETERMINATION OF OPERATING RESERVE AND 4-HOUR RESERVE CLEARING PRICES.
                  ---------------------------------------------------------------------

        (a)       Operating Reserve and 4-Hour Reserve shall be scheduled in the Day-Ahead Market and designated in the
                  Real-Time Market in accordance with the simultaneous optimization processes described in
                  Sections 14A.5 and 14A.7, respectively, and the NEPOOL System Rules.  As a result, in the
                  Day-Ahead Market and Real-Time Market, the respective Clearing Price for an hour for 10-Minute
                  Spinning Reserve shall equal or exceed the Clearing Price for 10-Minute-Non-Spinning Reserve,
                  which shall equal or exceed the Clearing Price for 30-Minute Operating Reserve, which shall equal or exceed the Clearing Price for 4-Hour Reserve.

        (b)       For each hour, in accordance with the NEPOOL System Rules, the System Operator shall calculate the
                  Operating Reserve Clearing Price for each category of Operating Reserve in the Day-Ahead Market and the Real-Time Market as follows:

                (i)        The System Operator shall determine the aggregate Megawatts of the applicable category of Operating
                           Reserve that are scheduled for the hour in the Day-Ahead Market or designated for the hour in the Real-Time Market.

                (ii)       For each category of Operating Reserve in each of the Day-Ahead Market and Real-Time Market, the System
                           Operator shall rank in the order of lowest to highest the Reserve Prices, Lost
                           Opportunity Costs and Supply Offer Prices, as applicable, of the Resources scheduled by the System Operator for that category of Operating Reserve for the hour for the
                           Day-Ahead Market or designated each interval during the hour in the Real-Time Market.

                (iii)      The Operating Reserve Clearing Price per Megawatt for each category of Operating Reserve in each Market shall be the time-weighted average of the highest Reserve Prices, Lost Opportunity
                           Costs or Supply Offer Prices, as applicable, for that category of Operating Reserve that are scheduled for the hour in the Day-Ahead Market or designated each interval during the hour in the Real-Time Market by the System Operator, as determined in accordance with the applicable Market Rules.

        (c)       For each hour in the Day-Ahead Market for which the System Operator calculates it requires 4-Hour
                  Reserves, the System Operator shall determine the 4-Hour Reserve Clearing Price as follows:

                (i)       The System Operator shall determine the aggregate Megawatts of 4-Hour Reserves scheduled for the hour in the Day-Ahead Market.

                (ii)       The System Operator shall rank from lowest to highest the Reserve Prices, Lost Opportunity Costs and
                           Supply Offer Prices, as applicable, of the Resources scheduled for 4-Hour Reserves for the hour in the Day-Ahead Market.

                (iii)      The 4-Hour Reserve Clearing Price per Megawatt in the Day-Ahead Market shall be the highest Reserve
                           Prices, Lost Opportunity Costs or Supply Offer Prices, as applicable, for 4-Hour
                           Reserves that are scheduled by the System Operator for the hour in accordance with applicable Market Rules.

        (d)       The System Operator shall calculate a Lost Opportunity Cost for each hour for a Resource, other than
                  Dispatchable Load, which shall, for each increment of Supply Offer Megawatts, be equal to the product of (i) the amount, if any, by which the Nodal Price for the hour at the Node or
                  External Node where Energy from the Resource would be supplied in the Day-Ahead Market or
                  Real-Time Market exceeds the Resource's Energy Supply Offer Price, for that increment of Supply
                  Offer Megawatts, for that market and (ii) the additional Megawatts, in that increment of Supply
                  Offer Megawatts, the Resource would have been scheduled or dispatched to in the Day-Ahead
                  Market or Real-Time Market, respectively, had it been scheduled or dispatched to supply Energy at the Megawatt level specified in its Supply Offer relating to its Supply Offer Price and operating parameters.

14A.14      DETERMINATION OF AGC CLEARING PRICE.
            -----------------------------------

         For each hour, the System Operator shall determine an AGC Clearing Price for the Day-Ahead Market and for the Real-Time Market.  In the case of each Market, the AGC Clearing Price shall be the time-weighted average "AGC Capability Price," as defined below in this Section 14A.14.  The AGC Capability Price for a generating unit furnishing AGC per the System Operator's schedule for the hour in the Day-Ahead Market or designated each interval during the hour in the Real-Time Market shall be equal to (A) the cost per unit of making the AGC capability of a generating unit available based on the AGC Supply Offer Price for the Entitlement for the hour, plus any Lost Opportunity Cost, divided by (B) the amount of AGC scheduled in the hour in the Day-Ahead Market or designated in the interval in the Real-Time Market from that
         Resource.  The AGC Capability Price used to determine the AGC Clearing Price shall be the highest AGC
         Supply Offer for the generating units that, in the case of the Day-Ahead Market, were scheduled by the
         System Operator to provide AGC for the hour, or, in the case of the Real-Time Market, were designated each interval during the hour to provide AGC beyond their Supply Obligations for AGC in the Day-Ahead
         Market.

14A.15     FUNDS TO OR FROM WHICH PAYMENTS ARE TO BE MADE.
           ----------------------------------------------

        (a)       All payments for Energy (except for payments to or from the Congestion Revenue Fund and the Marginal
                  Loss Revenue Fund), Operating Reserve, 4-Hour Reserve and AGC furnished or received, all uplift charges paid pursuant to this Section 14A of this Agreement, and any payments by
                  Non-Participants for ancillary services under Schedules 2 through 7 to the Tariff or pursuant to arrangements referenced in Section 14A.10, shall be allocated each month through the Pool
                  Interchange Fund as follows:

                           Step One.  For each week in which Energy is delivered or received under the HQ Energy
                           --------
                           Banking Agreement, all payments with respect to transactions under that Agreement shall be made to or from the Energy Banking Fund provided for in Section 14A.15(b).

                           Step Two.  (i) For each week in which Pre-Scheduled Energy (as defined in the HQ Phase
                           --------
                           I Energy Contract) is purchased pursuant to the HQ Phase I Energy Contract, the aggregate amount which is paid pursuant to Section 14A.10(b) for such Energy by each
                           Participant which is a participant in the Phase I arrangements with Hydro-Quebec shall be determined and paid on the Participant's account into the Phase I Savings Fund.

                           (ii)  For each week in which Energy is purchased pursuant to the HQ Phase II Firm
                           Energy Contract, the aggregate amount which is paid pursuant to Section 14A.10(b) for such Energy by each Participant which is a participant in the Phase II arrangements with Hydro-Quebec shall be determined and paid on the Participant's account into the
                           Phase II Savings Fund.

                           Step Three.  For each week in which Other HQ Energy is purchased pursuant to the HQ
                           ----------
                           Phase I Energy Contract or Energy is purchased pursuant to the HQ Interconnection
                           Agreement, the aggregate amount paid pursuant to Section 14A.10(b) for such Energy shall be determined for each Participant which is a participant in the Phase I or
                           Phase II arrangements with Hydro-Quebec.  Such amount shall be allocated between the
                           Participant's share of the Phase I Savings Fund and the Participant's share of the
                           Phase II Savings Fund created under the HQ Use Agreement in the same ratio as (A) the sum of (x) the number of kilowatthours of Other HQ Energy deemed to be purchased by the Participant during the week and (y) the HQ Phase I Percentage of the number of kilowatthours deemed to be purchased by the Participant under the HQ Interconnection
                           Agreement during the week, bears to (B) the HQ Phase II Percentage of the number of kilowatthours purchased under the HQ Interconnection Agreement during the week.

                           Step Four.  The balance remaining in the Pool Interchange Fund after Steps One through
                           ---------
                           Three shall be retained in the Pool Interchange Fund for the month and shall be used and disbursed after each month in the following order:

                (i)        (A) amounts owed to Non-Participants (other than Hydro-Quebec) for the month under contracts entered into with them pursuant to Section 14A.10(a) shall be paid, and (B) amounts owed to Hydro-Quebec for the month for Energy deemed to be furnished pursuant to Section 14A.10(b) to Participants which are not participants in the Phase I or Phase II arrangements with Hydro-Quebec shall be paid and, in the event the price paid by any such Participant for such Energy is the applicable
                           Locational Price, the excess, if any, of such Locational Price over the amount owed to Hydro-Quebec shall be paid to the Participant; and

                (ii)      amounts owed to Participants for the month pursuant to this Section 14A shall then be paid.

        (b)       HQ Energy Banking Fund.  All amounts allocated to the HQ Energy Banking Fund for each month shall be used and disbursed as follows:

                (i)      Participants which furnish Energy for delivery to Hydro-Quebec under the HQ Energy Banking Agreement shall receive from their share of the Energy Banking Fund the amount to which they are entitled for such service in accordance with Section 14A.9.

                (ii)     amounts required to be paid to Hydro-Quebec under the HQ Energy Banking Agreement shall be paid from the shares of the Fund of the Participants engaging in transactions under the HQ
                         Energy Banking Agreement for the month in accordance with their respective interests in the transactions for the month.  If there is not enough in any such share, the Participants with the deficient shares shall be billed and pay into their shares of the Fund the amounts required for payments to
                         Hydro-Quebec.

                (iii)    subject to the remaining provisions of this Section, at the end of each month any balance remaining in each Participant's share of the HQ Energy Banking Fund shall (I) in the case of any Participant which is not a participant in the Phase I or Phase II arrangements with Hydro-Quebec, be paid to such Participant, and (II) in the case of any Participant which is a participant in the Phase I or Phase II arrangements with Hydro-Quebec, be paid to the Escrow Agent under the HQ Use
                         Agreement to be held and disbursed by it through the Phase I Savings Fund and
                         Phase II Savings Fund created under the HQ Use Agreement, and shall be allocated between the Participant's share of said Funds as follows:

                         (A)     the balance remaining in the Participant's share of the HQ Energy
                                 Banking Fund for the month shall be divided by the number of kilowatthours deemed to be received by the Participant under the HQ
                                 Energy Banking Agreement during the month to determine an average savings amount per kilowatthour;

                         (B)     for any hour during the month in which the number of kilowatthours received by NEPOOL under the HQ Energy Banking Agreement exceeded the
                                 HQ Phase I Transfer Capability, an amount equal to (a) the
                                 Participant's share of the excess of (1) the number of kilowatthours received over (2) the HQ Phase I Transfer Capability times (b) the average savings amount per kilowatthour determined for that
                                 Participant under (A) above shall be allocated to the Phase II
                                 Savings Fund; and

                         (C)     the remaining balance of the Participant's share of the HQ Energy
                                 Banking Fund for the month shall be allocated to the Phase I Savings
                                 Fund.

                  It is recognized that, in view of the time which may elapse between the delivery of Energy to or by Hydro-Quebec in an Energy Banking transaction under the HQ Energy Banking Agreement and the return of the Energy, the amounts of Energy delivered to and received from Hydro-Quebec, after adjustment for losses, may not be in balance at the end of a particular month.

                  Further, if as of the end of any month and after adjustment for electrical losses, the cumulative amount of Energy so received from Hydro-Quebec exceeds the amount so delivered, the aggregate amount paid by Participants for the excess Energy pursuant to Section 14A.10(b) shall be paid to the Energy Banking Fund.  The Escrow Agent under the HQ Use Agreement shall hold and invest these funds.  On the return of the excess Energy to Hydro-Quebec, the amount so held by the Escrow Agent shall be repaid to Hydro-Quebec and Participants in accordance with the Energy
                  Banking Agreement.

        (c)       Phase I HQ Savings Fund.  The aggregate amount allocated to each Participant's share of the Phase I HQ
                  -----------------------
                  Savings Fund for each month shall be used, first, to pay to Hydro-Quebec the amount owed to it for the month for Energy furnished under the Phase I HQ Energy Contract and the HQ Phase I
                  Percentage of the amount owed to it for the month for Energy furnished to the Participants under the HQ Interconnection Agreement.  The balance of the amount allocated to the Fund for the month shall be paid to the Escrow Agent under the HQ Use Agreement to be held and disbursed by it through the Phase I HQ Savings Fund created thereunder in accordance with each
                  Participant's contribution to such balance.

        (d)       Phase II HQ Savings Fund.  The aggregate amount allocated to the       Phase II HQ Savings Fund for each
                  ------------------------
                  month shall be used, first, to pay to Hydro-Quebec the amount owed to it for the month for
                  Energy deemed to be furnished to the Participant under the Phase II HQ Firm Energy Contract and the HQ Phase II Percentage of the amount owed to it for the month for Energy deemed to be furnished to the Participants under the HQ Interconnection Agreement.  The balance of the amount allocated to the Fund for the month shall be paid to the Escrow Agent under the HQ Use
                  Agreement to be held and disbursed by it through the Phase II HQ Savings Fund created thereunder in accordance with each Participant's contribution to such balance.

14A.16     MARGINAL LOSSES.
           ---------------

        (a)       Marginal Loss Cost.  Marginal Loss cost shall be reflected in and recovered through the Marginal Loss
                  ------------------
                  Components of Locational Prices.  Participants pay for Marginal Loss cost by paying the
                  Locational Price for Energy.  Locational Prices shall be calculated in accordance with Section
                  14A.12 of the Agreement and Schedule 13 of the Tariff.

        (b)       Marginal Loss Revenue.  To the extent that there is any Marginal Loss Revenue in any settlement period,
                  ---------------------
                  such revenue shall be collected in a Marginal Loss Revenue Fund and allocated to load-serving entities in proportion to their Net Hourly Load Obligations for Energy in accordance with the
                  Market Rules.

        (c)       Additional Rules and Procedures.  Consistent with this Section 14A.16, the implementation of its
                  -------------------------------
                  provisions shall further be detailed, defined and carried out pursuant to Market Rules.

14A.17     CONGESTION COST AND REVENUES.
           ----------------------------

        (a)       Congestion Cost. When Congestion exists, Congestion Cost shall be reflected in and recovered through the
                  ---------------
                  Congestion Components of Locational Prices.  Participants pay for Congestion Costs by paying the Locational Price for Energy.  Locational Prices shall be calculated in accordance with
                  Section 14A.12 of the Agreement and Schedule 13 of the Tariff.

        (b)       Congestion Revenue. For each hour of the Dispatch Day in the Day-Ahead and Real-Time Markets, the System
                  ------------------
                  Operator shall calculate and collect Congestion Revenue and maintain a Congestion Revenue Fund.

        (c)       Additional Rules and Procedures.  Consistent with this Section 14A.17, the implementation of its
                  -------------------------------
                  provisions shall further be detailed, defined and carried out pursuant to Market Rules.

14A.18     MARKET MONITORING AND REPORTS.
           -----------------------------

        (a)       The System Operator shall complete and circulate to the Participants Committee and post on its Internet website for each month a market monitoring report.  The monthly report shall be completed no later than sixty (60) days after the close of the calendar month of market activities covered by the report and shall contain the following information for each Load Zone and Reliability
                  Region:  (a) separately identified Congestion Costs, RMR Uplift and any other amounts that are paid for by Load Zone and/or Reliability Region, (b) the number of Supply Offers from
                  Participants that were not Related Persons of each other and that were capable of meeting the marginal load within the Load Zone and/or Reliability Region to the extent that the number falls below limits prescribed in the Market Rules, (c) the aggregate import limitation to the
                  Load Zone and/or Reliability Region, (d) the existence and a description of internal transmission constraints within the Load Zone and/or Reliability Region and (e), to the extent disclosure can be made consistent with the NEPOOL Information Policy, patterns of behavior that the System Operator has identified in the course of market monitoring that may affect price or other charges that are paid for Energy in the Load Zone and/or Reliability Region in a manner not consistent with the conditions that would prevail in a competitive market.  If the System
                  Operator has not commenced or taken corrective action with respect to Supply Offers, Demand
                  Bids, or other behavior inconsistent with the conditions that would prevail in a competitive market identified in one of its monthly reports within thirty (30) days of the issuance of that report, any Participant may commence a complaint proceeding at the Commission to seek remediation of such behavior.  The Participant or Participants initiating such a complaint proceeding shall, upon the issuance of a protective order by the Commission covering confidentiality and other relevant matters and subject to the terms of such protective order, be entitled to access to the data underlying the System Operator's conclusions as to behavior inconsistent with conditions that would prevail in a competitive market.  The ability to initiate such a complaint proceeding at the Commission shall not prejudice the ability of such complaining Participant or Participants to pursue market power issues in any other forum.
                  Nothing in this section shall preclude any Participant from contesting, in the context of a proceeding involving the issuance of a protective order by the Commission, the disclosure or other release of confidential information.

        (b)       Studies Related to Congestion.  The System Operator shall perform, on an ongoing basis, an evaluation of
                  -----------------------------
                  the effectiveness, efficiency and workability of the each of the main components of the CMS, including, without limitation, the system of Locational Prices and FCRs.  Within sixty (60)
                  days after the first anniversary of the CMS/MSS Effective Date, the System Operator shall issue a written report to the Participants Committee at least ten (10) business days prior to a
                  Participants Committee meeting for discussion and shall not further distribute that report publicly until after the Participants Committee meeting.  Such report shall contain in detail the System Operator's evaluations, conclusions and recommendations, if any, for changes to the
                  CMS.  To the extent practicable, the System Operator shall retain all data necessary to analyze the CMS.

        (c)       Day-Ahead Market Information Reports.  The System Operator shall make available as provided below for
                  ------------------------------------
                  the Day-Ahead Market each day in accordance with the Market Rules and in a way that is consistent with the NEPOOL Information Policy the following items, but not limited to:

        (i)       Each Participant shall be notified of the following:

                           (A)      The set of accepted Supply Offers for Resources, including Supply Offers at
                                    External Nodes, that will define the prices and quantities of the
                                    Participant's Supply Obligations for the Dispatch Day with respect to Energy,
                                    Operating Reserve, 4-Hour Reserve and AGC for each hour in the Day-Ahead
                                    Market.  These schedules shall define expected start-up, loading levels, and shut down schedules for the Participant's Resources.

                           (B)      The set of accepted Demand Bids, including Demand Bids at External Nodes, that will define the Participant's Settlement Obligations to pay for a specified quantity of Energy at each specified Location for each hour in the Day-Ahead
                                    Market.

        (ii)      the System Operator shall publish on a daily basis the following information:

                           (A)      Day-Ahead Locational Prices for each hour of the Dispatch Day determined in accordance with Section 14A.12, as well as all non-confidential data and assumptions used by the System Operator to calculate each such price.  These prices will include Nodal Prices at all Nodes and External Nodes for
                                    Resources, Zonal Prices for each Load Zone, and Hub Prices for each Hub.  In posting Locational Prices, the System Operator shall include all components of such prices, including the Nodal Price at the Reference Node, the Marginal
                                    Loss Component, and the Congestion Component.

                           (B)      The aggregate quantities of Supply Offers and Demand Bids accepted in each hour of the Day-Ahead Market.

                           (C)      Hourly Clearing Prices and the amounts scheduled in the Day-Ahead Market for
                                    Operating Reserves, 4-Hour Reserves, and AGC.

                           (D)      The System Operator's load forecast for each hour of the Dispatch Day compared to accepted Demand Bids.

                           (E)      The projected Net Supply Offer Shortfall Uplift as determined pursuant to
                                    Section 14A.19(a) and RMR Uplift and costs for voltage support for each
                                    Reliability Region.

        (d)       Real-Time Market Information Reports.  The System Operator shall publish for the Real-Time Market during
                  ------------------------------------
                  the Dispatch Day, in a way that is consistent with the NEPOOL Information Policy the following items, but not limited to:

        (i)       Real-Time Market Locational Prices, including the Nodal Prices (including External Nodes), Zonal Prices, and Hub Prices, as well as all non-confidential data and assumptions used by the
                  System Operator to calculate each such price.  As far in advance of each hour of the
                  Real-Time Market as is feasible, the System Operator shall post its estimate of the
                  Locational Prices for the remainder of the Dispatch Day.

        (ii)      As far in advance of each hour of the Real-Time Market as is feasible, updates to the load forecast.

        (iii)     Hourly Clearing Prices and amounts designated in the Real-Time Market for Operating Reserves and AGC.

New England Power Pool                                                                             Sheet No. 198RRR
Restated NEPOOL Agreement

-------------------------------------------------------------------------------------------------------------------

        (iv)      Actual loads compared to forecasted load and accepted Demand Bids.

        (e)       Special Reporting.  The System Operator shall publish with the Real-Time Market information the
                  -----------------
                  following data concerning emergency purchases and sales and Reserve Contracts entered into pursuant to Section 14A.10:

        (i)       The hourly price and schedule for Energy under the emergency purchase or sale.

        (ii)      Prices and quantities at which the Operating Reserve or 4-Hour Reserve are scheduled or designated by the System Operator for the hour pursuant to Reserve Contracts.

14A.19     ADDITIONAL UPLIFT CHARGES.
           -------------------------

        (a)       Net Supply Offer Shortfall Uplift.  It is anticipated that a generating unit may be scheduled by the
                  ---------------------------------
                  System Operator in the Day-Ahead Market for all or part of a day when the Supply Offer Costs
                  (as defined below) exceed the aggregate revenues received pursuant to this Section 14A for the generating unit from all Day-Ahead Markets.  A Net Supply Offer Shortfall Uplift shall be calculated as provided in this Section 14A.19 to provide for payment of this shortfall to the affected generator and allocation of such difference.  Except as provided below, each generating unit scheduled by the System Operator in the Day-Ahead Market shall be entitled to receive its Supply Offer Costs, provided that the foregoing evaluation shall be made only on an
                                                  --------
                  aggregate basis for the total hours scheduled to supply Energy, Operating Reserves, 4-Hour
                  Reserves, and/or AGC in the Dispatch Day and not on an individual hour-by-hour basis, and shall be made only on a single Day-Ahead Market basis, so that, for example, the net shortfall for a unit scheduled for a particular Dispatch Day shall be entitled to this treatment only for the hours in that first Dispatch Day in that Day-Ahead Market even if the unit's minimum run time extends beyond the Dispatch Day.  Any shortfall between Supply Offer Costs and aggregate market revenues in the subsequent period during uninterrupted operation of the Resource for hours that extend beyond the satisfaction of the Resource's minimum run time, will be addressed through the Net Supply Offer Shortfall Uplift determined for that Dispatch Day.  Cost responsibility for this difference shall be allocated among Participants in accordance with subsection (c) of this Section 14A.19 for those hours in which the generating unit is scheduled to provide service during the Dispatch Day, with the allocation among such hours determined in accordance with applicable Market Rules.

                  For purposes of this Section 14A.19, "Supply Offer Costs" for a generating unit shall mean the aggregate of the Start-Up Price, if applicable, plus the summation for the Dispatch Day of the
                  No Load Price in each applicable hour and the product in each applicable hour of the applicable
                  Supply Offer Prices and the amounts of Energy, Operating Reserve, 4-Hour Reserve and AGC scheduled from the unit in the Day-Ahead Market.

                  The Net Supply Offer Shortfall Uplift is calculated as the Supply Offer Costs of a generating unit minus the aggregate revenues received by a Participant for the amounts of Energy,
                  Operating Reserve, 4-Hour Reserve and AGC scheduled from the unit in the Day-Ahead Market for that Dispatch Day.

                  A Participant with an Entitlement in a generating unit that is Self-Scheduled in the Day-Ahead
                  Market shall only be entitled to receive payment of a Net Supply Offer Shortfall Uplift associated with the unit during hours that the unit is not Self-Scheduled.  The calculation of
                  Net Supply Offer Shortfall Uplift for a Self-

New England Power Pool                                                                             Sheet No. 198UUU
Restated NEPOOL Agreement

-------------------------------------------------------------------------------------------------------------------

                  Scheduled unit shall exclude No-Load costs for the hours the unit is Self-Scheduled and include revenues associated with the difference between the applicable Clearing Price and Supply Offer
                  Price for the service from the unit beyond the Self-Scheduled service.  If the System Operator schedules a generating unit to start-up and operate in the hours immediately prior to, and/or continue operation for a period beyond, the hours for which the unit was Self-Scheduled in the
                  Day-Ahead Market, the Start-Up Price shall not be included in Supply Offer Costs for the purpose of determining whether the generating unit is entitled to receive a Net Supply Offer
                  Shortfall Uplift for the hours of the Dispatch Day for which the unit was not Self-Scheduled.

        (b)       Real-Time Uplift.  There may be circumstances where the Real-Time Nodal Price for Energy paid to a
                  ----------------
                  generating unit in the Real-Time Market is less than the Real-Time Supply Offer Price for the generating unit.  These circumstances may be caused by the time-weighted averaging calculation of the Real-Time Market Nodal Prices or as a result of the System Operator dispatching certain fast response generating units within an hour in response to anticipated system conditions in that hour.  In such circumstances, the generating unit shall receive a Real-Time Uplift equal to the difference between the Real-Time Nodal Price and the corresponding Supply Offer Price for those megawatthours produced at the higher Supply Offer Price but only to the extent those megawatthours were produced pursuant to the dispatch instructions of the System Operator as described in the Market Rules.

        (c)       Allocation of Net Supply Offer Shortfall Uplift.  Where payment is due to a Participant under Section
                  -----------------------------------------------
                  14A.19(a), the aggregate amount of such payments shall be recovered from Participants, including the Participant to which such payment is made, as an uplift charge to be paid in accordance with this Section 14A.19(c).

                  Net Supply Offer Shortfall Uplift will first be allocated among the Energy market and the three
                  Operating Reserve Markets based on cost causation principles in accordance with applicable
                  Market Rules.  Net Supply Offer Shortfall Uplift will be allocated to specific markets to the extent that the benefit of incurring the uplift is recognized in that market because incurring the uplift relieved an otherwise binding constraint affecting the Clearing Price in that market.  To the extent that incurrance of the uplift benefits more than one market such uplift will be allocated pro rata to all four markets in accordance with the aggregate Settlement

New England Power Pool                                                                             Sheet No. 198VVV
Restated NEPOOL Agreement

-------------------------------------------------------------------------------------------------------------------

                  Obligations (in dollars) in the Energy and Operating Reserve markets adjusted as specified in the Market Rules.

                  Charges for Net Supply Offer Shortfall Uplift allocated to the Day-Ahead Energy Market
                  ("Regional Energy Uplift") shall be determined for each hour and paid by each Participant in accordance with the following formula:

                           DACH     =       (UCa)    (XDAi - SSDAi)
                                                      ------------
                                                     (XDA - SSDA )

                  in which

                           DACH     is the amount to be paid by the Participant pursuant to this Section 14A.19(c)
                                    provided that if this amount is negative the Participant shall neither pay nor receive credit for such amount.

                           UCa      is the sum for the hour of uplift payments to generators made pursuant to
                                    Section 14A.19(a) in the Day-Ahead Market.

                           XDAi     is the Settlement Obligation for Energy of the Participant for the hour in the
                                    Day-Ahead Market adjusted for Bilateral Transactions as to which both the buyer(s) and the seller(s) elect or have elected to transfer Regional Energy
                                    Uplift obligations in the Day-Ahead Market with respect to any Bilateral
                                    Transaction in accordance with the Market Rules.

                           XDA      is the aggregate Settlement Obligation for Energy of all Participants for the
                                    hour in the Day-Ahead Market adjusted for Bilateral Transactions as to which both the buyer(s) and the seller(s) elect or have elected to transfer Regional
                                    Energy Uplift obligations in the Day-Ahead Market with respect to any
                                    Bilateral Transactions in accordance with the Market Rules.

                           SSDAi    is the amount of the Participant's Self-Supply of its Day-Ahead Settlement
                                    Obligation for Energy that is actually supplied in the Real-Time Market from the Self-Scheduled Resources of the Participant.

                           SSDA     is the aggregate of Participants' Self-Supply of their Day-Ahead Settlement
                                    Obligations for Energy that are supplied in the Real-Time Market from the
                                    Self-Scheduled Resources of those Participants.

New England Power Pool                                                                            Sheet No. 198XXX
Restated NEPOOL Agreement

-------------------------------------------------------------------------------------------------------------------

                  Charges for Net Supply Offer Shortfall Uplift allocated to each Operating Reserve Market
                  ("Regional Operating Reserve Uplift") shall be determined for each hour and paid by each
                  Participant in accordance with an equivalent calculation to that specified for the Energy
                  Market, as follows.  The calculation for each Operating Reserve Market will be specified in the
                  Market Rules and will be based on the Settlement Obligation for the relevant category of
                  Operating Reserve after accounting for those Bilateral Transactions described in the definitions of XDAi and XDA above with respect to the relevant category of Operating Reserve.

        (d)       Allocation of Real-Time Uplift.  Where payment is due to a Participant under Section 14A.19(b), the
                  ------------------------------
                  aggregate amount of such payments shall be recovered from Participants, including the
                  Participant to which such payment is made, as an uplift charge to be paid in accordance with this Section 14A.19(d).

                  Charges for Real-Time Uplift allocated to Participants in the Real-Time Energy Market
                  ("Real-Time Energy Uplift") shall be determined for each hour and paid by each Participant in accordance with the following formula:

                           RTCH     =       (UCb)      (XRTi - SSRTi )
                                                        -------------
                                                       (XRT - SSRT )

                  in which

                           RTCH     is the amount to be paid by the Participant pursuant to this Section 14A.19(d)
                                    provided that if this amount is negative the Participant shall neither pay nor receive credit for such amount.

                           UCb      is the sum for the hour of uplift payments to generators made pursuant to
                                    Section 14A.19(b) in the Real-Time Market.

                           XRTi     is the Settlement Obligation for Energy of the Participant for the hour in the
                                    Real-Time Market adjusted for Bilateral Transactions as to which both the buyer(s) and the seller(s) elect or have elected to transfer Real-Time Energy
                                    Uplift obligations in the Real-Time Market with respect any Bilateral
                                    Transaction in accordance with the Market Rules.

                           XRT      is the aggregate Settlement Obligation for Energy of all Participants for the
                                    hour in the Real-Time Market adjusted for Bilateral Transactions as to which both the buyer(s) and the seller(s) elect or have elected to transfer
                                    Real-Time Energy Uplift obligations in the Real-Time Market with respect to any Bilateral Transactions in accordance with the Market Rules.

                           SSRTi    is the amount of the Participant's Self-Supply of its Real-Time Settlement
                                    Obligation for Energy that is actually supplied in the Real-Time Market from the Self-Scheduled Resources of the Participant.

                           SSRT     is the aggregate of Participants' Self-Supply of their Real-Time Settlement
                                    Obligations for Energy that are supplied in the Real-Time Market from the
                                    Self-Scheduled Resources of those Participants.

        (e)       Uplift Allocation And Pre-Existing Contracts.  With respect to any Bilateral Transaction entered into
                  --------------------------------------------
                  prior to September 26, 2000 (the "Effective Date"), the allocation of Regional Energy Uplift cost responsibility, Regional Operating Reserve Uplift cost responsibility and Real-Time Energy
                  Uplift cost responsibility provided for in Sections 14A.19(c) and 14A.19(d) shall not alter the obligations of either the buyer or seller under such Bilateral Transaction as of the date immediately prior to the Effective Date without the agreement of both the buyer and seller.

        (f)       RMR Uplift.  It is also anticipated that it may be necessary from time to time to schedule a
                  ----------
                  Participant's generating unit or Dispatchable Load to provide Operating Reserve in one or more hours at prices for Operating Reserve that exceed the applicable Clearing Price for that
                  Operating Reserve service in the Day-Ahead Market in order to satisfy locational Operating
                  Reserve requirements in a particular Reliability Region or Reliability Regions in accordance with applicable Market Rules.  When this occurs the Participant providing such service shall be entitled to receive for the Dispatch Day the aggregate of the applicable Supply Offer Prices for Operating Reserve to provide the requested Operating Reserve service for all of the scheduled hours in the Dispatch Day.  This comparison of Supply Offer Price against Clearing
                  Price for the applicable Operating Reserve products shall be made on an aggregate basis for all hours scheduled in the Day-Ahead Market for that Dispatch Day, and not on an individual hour-by-hour basis.

                  Where payment is made to a Participant under these circumstances, the amount by which the payment to the Participant exceeds the amount that would be paid if the Participant had only received the applicable Day-Ahead Market Operating Reserve Clearing Prices for the scheduled service during the hours in question shall be recovered as RMR Uplift from Participants which are obligated to pay under the Settlement Obligations for Operating Reserve associated with load in the affected Reliability Region or Reliability Regions for the hours during which the service is scheduled in the Dispatch Day.

                  Except as provided below, RMR Uplift shall be paid by each Participant for each hour in accordance with the following formula:

                           CHd      =        (UCd)(ELi  )    + ADJRR
                                              ----------
                                                  ELRR

                  in which
                           CHd      is the amount to be paid by a Participant pursuant to this Section 14A.19(f)
                                    for RMR Uplift for the affected Reliability Region(s).

                           UCd      is the aggregate RMR Uplift payments to Participants for the hour for out of merit services for the affected Reliability Region(s) to be allocated and paid pursuant to this Section 14A.19(f).

                           ELi      is the number of kilowatthours of Electrical Load of the Participant for the hour in the affected Reliability Region(s).

                           ELRR     is the aggregate number of kilowatthours of Electrical Load of all
                                    Participants for the hour in the affected Reliability Region(s).

                           ADJRR     is the total uplift charge adjustment for the Participant required to reflect
                                    Operating Reserve that the Participant has Self-Supplied and all Bilateral
                                    Transactions entered into by the Participant for the transfer of Settlement
                                    Obligations for Operating Reserve pursuant to Section 14A.1(c) for the hours to the extent that each Bilateral Transaction is not reflected in the
                                    Participant's Electrical Load for the hour.  The adjustment for each Bilateral
                                    Transaction shall equal the pro rata portion of the transferring Participant's
                                    Operating Reserve Settlement Obligations covered by such Bilateral
                                    Transaction.  The adjustment shall be negative for all Bilateral Transactions under which the Participant transfers its Settlement Obligations for Operating
                                    Reserve to another Participant; the adjustment shall be positive for all
                                    Bilateral Transactions under which the Participant assumes the Settlement
                                    Obligations for Operating Reserve of another Participant.

                  Notwithstanding the foregoing, the first six million dollars ($6,000,000) of the RMR Uplift under this Section 14A.19(f) shall be allocated for each hour among and paid by all
                  Participants which have Settlement Obligations for Operating Reserve for the hour in accordance with the formula in Section 14A.1(c) for each of the following two periods:

                           (i)      the twelve-month period commencing on the CMS/MSS
                                    Effective Date; and

                           (ii)     the period commencing on the first anniversary of the
                                    CMS/MSS Effective Date and ending on December 31, 2004.

                  Any such RMR Uplift in excess of six million dollars ($6,000,000) with respect to either period shall be allocated among and paid by the Participants with Settlement Obligations for Operating
                  Reserve associated with load in the affected Reliability Region(s) in accordance with the formula of this Section 14A.19(f).

                                                         [Next Sheet is 199]

New England Power Pool                                                                                Sheet No. 199
Restated NEPOOL Agreement

-------------------------------------------------------------------------------------------------------------------

                                                     PART FOUR
                                                     ----------
                                              TRANSMISSION PROVISIONS
                                              -----------------------

                                                     SECTION 15
                                       OPERATION OF TRANSMISSION FACILITIES
                                       ------------------------------------

15.1     DEFINITION OF PTF.  PTF or pool transmission facilities are the transmission facilities owned by
         -----------------
         Participants rated 69 kV or above required to allow energy from significant power sources to move freely on the New England transmission network, and include:

         1.       All transmission lines and associated facilities owned by Participants rated 69 kV and above, except for lines and associated facilities that contribute little or no parallel capability to the NEPOOL Transmission System (as defined in the Tariff).  The following do not constitute PTF:

        (a)       Those lines and associated facilities which are required to serve local load only.

        (b)       Generator leads, which are defined as radial transmission from a generation bus to the nearest point on the NEPOOL Transmission System.

        (c)       Lines that are normally operated open.

         2.       Parallel linkages in network stations owned by Participants (including substation facilities such as transformers, circuit breakers and associated equipment) interconnecting the lines which constitute PTF.

         3.       If a Participant with significant generation in its transmission and distribution system
                  (initially 25 MW) is connected to the New England network and none of the transmission facilities owned by the Participant qualify to be included in PTF as defined in (1) and (2)
                  above, then such Participant's connection to PTF will constitute PTF if both of the following requirements are met for this connection:

                  (a)      The connection is rated 69 kV or above.

                  (b)      The connection is the principal transmission link between the Participant and the remainder of the New England PTF network.

         4.       Rights of way and land owned by Participants required for the installation of facilities which constitute PTF under (1), (2) or (3) above.

                  The Reliability Committee shall review at least annually the status of transmission lines and related facilities and determine whether such facilities constitute PTF and shall prepare and keep current a schedule or catalogue of PTF facilities.

                  The following examples indicate the intent of the above definitions:

                 (i)      Radial tap lines to local load are excluded.

                (ii)      Lines which loop, from two geographically separate points on the NEPOOL Transmission System, the supply to a load bus from the NEPOOL Transmission System are included.

                (iii)     Lines which loop, from two geographically separate points on the NEPOOL Transmission System, the connections between a generator bus and the NEPOOL Transmission System are included.

New England Power Pool                                                                                Sheet No. 202
Restated NEPOOL Agreement

-------------------------------------------------------------------------------------------------------------------

        (iv)      Radial connections or connections from a generating station to a single substation or switching station on the NEPOOL Transmission System are excluded, unless the requirements of paragraph (3) above are met.

                  Transmission facilities owned by a Related Person of a Participant which are rated 69 kV or above and are required to allow Energy from significant power sources to move freely on the New
                  England transmission network shall also constitute PTF provided (i) such Related Person files with the Secretary of the Participants Committee its consent to such treatment; and (ii) the
                  Participants Committee determines that treatment of the facility as PTF will facilitate accomplishment of NEPOOL's objectives.  If a facility constitutes PTF pursuant to this paragraph, it shall be treated as "owned" by a Participant for purposes of the Tariff and the other provisions of Part Four of the Agreement.

15.2     MAINTENANCE AND OPERATION IN ACCORDANCE WITH ACCEPTED ELECTRIC INDUSTRY PRACTICE.  Each Participant
         --------------------------------------------------------------------------------
         which owns or operates PTF or other transmission facilities rated 69 kV or above shall, to the fullest extent practicable, cause all
         such transmission facilities owned or operated by it to be designed, constructed, maintained and operated in accordance with Accepted Electric Industry Practice.

15.3     CENTRAL DISPATCH.  Each Participant which owns or operates PTF or other transmission facilities rated 69
         ----------------
         kV or above shall, to the fullest extent practicable, subject all such transmission facilities owned or operated by it to central dispatch by the System Operator; provided, however, that each Participant shall at all times be the sole judge as to whether or not and to what extent safety requires that at any time any of such facilities will be operated at less than their full capability or not at all.

15.4     MAINTENANCE AND REPAIR.  Each Participant shall, to the fullest extent practicable: (a) cause
         ----------------------
         transmission facilities owned or operated by it to be withdrawn from operation for maintenance and repair only in accordance with maintenance schedules reported to and published by the System Operator in accordance with procedures approved or established by the Tariff Committee from time to time, (b)
         restore such facilities to good operating condition with reasonable promptness, and (c) in emergency situations, accelerate maintenance and repair at the reasonable request of the System Operator in accordance with rules approved by the Tariff Committee.

New England Power Pool                                                                                Sheet No. 204
Restated NEPOOL Agreement

-------------------------------------------------------------------------------------------------------------------

15.5     ADDITIONS TO OR UPGRADES OF PTF.  The possible need for an addition to or upgrade of PTF may be
         -------------------------------
         identified in connection with the planning process of Section 51 of the Tariff, an application or request for service under the Tariff, or a request for the installation of or material change to a generation or transmission facility, or may be separately identified by a NEPOOL committee, a
         Participant or the System Operator.  In such cases, a study, if necessary, to assess available transmission capacity and, if necessary, a System Impact Study and a Facility Study, shall be performed by the affected Participant(s) in whose Local Network(s) the addition or upgrade would or might be effected or their designee(s), or the Reliability Committee and/or the System Operator, in the case of a
         System Impact Study, or the Committee's or the System Operator's designee(s), with review of the study by the System Operator if it does not perform the study.  Studies to assess available transmission capacity and System Impact Studies and Facilities Studies shall be conducted, as appropriate, in accordance with the affected Participant's Local Network Service Tariff, or in accordance with the applicable methodology specified in Attachments C and D to the Tariff, and the provisions of the Local
         Network Service Tariff or the applicable provisions of Attachments I and J to the Tariff shall apply, as appropriate, with respect to the payment of the costs of the study and the other matters covered thereby.

         Responsibility for the costs of new PTF or any modification or other upgrade of PTF shall be determined, to the extent applicable, in accordance with Parts V and VI and Schedules 11 and 12 of the Tariff, including without limitation the provisions relating to responsibility for the costs of new PTF or modifications or other upgrades to PTF exceeding regional system, regulatory or other public requirements set forth in Section (3)(b) of Schedule 11 to the Tariff and Schedule 12 of the Tariff.

New England Power Pool                                                                                Sheet No. 206
Restated NEPOOL Agreement

-------------------------------------------------------------------------------------------------------------------

                                             Sheet 206 is intentionally blank.

New England Power Pool                                                                                Sheet No. 207
Restated NEPOOL Agreement

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                                                    SECTION 16
                                               SERVICE UNDER TARIFF
                                               --------------------

16.1     EFFECT OF TARIFF.  The Tariff specifies the terms and conditions under which the Participants will
         ----------------
         provide regional transmission service through NEPOOL.  This Section 16 specifies various rights and obligations with respect to the revenues to be collected by NEPOOL for the Participants under the Tariff and related matters.

16.2     OBLIGATION TO PROVIDE REGIONAL SERVICE.  The Participants which own PTF shall collectively provide
         --------------------------------------
         through NEPOOL regional transmission service over their PTF facilities, and the facilities of their
         Related Persons which constitute PTF in accordance with Section 15.1, to other Participants and other
         Eligible Customers pursuant to the Tariff.  The Tariff provides open access for all of the types of regional transmission service required by Participants and other Eligible Customers over PTF and it is intended to be the only source of such service, except for service provided for Excepted Transactions.

16.3     OBLIGATION TO PROVIDE LOCAL NETWORK SERVICE.  Each Participant which owns transmission facilities other
         -------------------------------------------
         than PTF shall provide service over such facilities to other Participants or other Eligible Customers connected to the Transmission Provider's transmission system pursuant to a tariff (a "Local Network
         Service Tariff") filed by the Transmission Provider with the Commission.  A Participant is also obligated to provide service under its Local Network Service Tariff or otherwise (i) to permit a
         Participant or other Entity with an Entitlement in a generating unit in the Participant's local network to deliver the output of the generating unit to an interconnection point on PTF and (ii) to permit the delivery to an Eligible Customer taking Internal Point-to-Point Service under the Tariff of the Energy and/or capacity covered by its Completed Application for that Internal Point-to-Point Service.

         A Local Network Service Tariff shall provide:

        (i)       for a pro rata allocation of monthly revenue requirements not otherwise paid for through charges to
                  Eligible Customers for Local Point-to-Point Service among the Transmission Provider's
                  Network Customers receiving service under the tariff on the basis of their loads during the hour in the month in which the total connected load to the Local Network is at its maximum, without any adjustment for credits for generation;

        (ii)      for the recovery under the Local Network Service Tariff from Eligible Customers taking Regional Network
                  Service and Internal Point-to-Point Service of that portion of the Transmission
                  Provider's annual transmission revenue requirements with respect to PTF which is not recovered through the distribution of revenues from Regional Network Service or
                  Internal Point-to-Point Service pursuant to Section 16.6;

        (iii)     that where all or a part of the load of a Participant or other Eligible Customers taking service under the tariff is connected directly to PTF, the Participant or other Eligible Customers receiving the service shall pay each Year during the Transition Period for such service with respect to the load directly connected to PTF the percentage specified in the schedule below of the applicable Local Network Service Tariff charge for service across non-PTF transmission facilities and shall have no obligation to pay charges for service across non-PTF transmission facilities with respect to that portion of the connected load after the Transition Period, but shall continue to pay its share of any other Local Network Service costs directly associated with the PTF-connected load;
                  provided that in the event of any

New England Power Pool                                                                                Sheet No. 210
Restated NEPOOL Agreement

-------------------------------------------------------------------------------------------------------------------

                           inconsistency between the foregoing provisions and the terms of any Excepted
                           Transaction which is listed in Attachment G-1 to the Tariff, the Excepted Transaction
                           shall control:

                                        Year One    Year Two       Year Three       Year Four      Years Five and
                                        --------    --------       ----------       ---------      --------------
                                                                                                   Six
                                                                                                   ---

                  % of charge to be
                  paid                    100%           80%             60%             40%             20%

        (iv)      that if the Transmission Provider receives a distribution pursuant to Section 16.6 from NEPOOL out of revenues paid for Through or Out Service, the amounts received shall reduce its Local
                  Network Service revenue requirements; and

        (v)       that if the Transmission Provider receives transmission revenues from an Eligible Customer taking Local
                  Network Service from that Transmission Provider with respect to an Excepted
                  Transaction, the amounts received shall reduce the amount due from such Eligible
                  Customer connected to the Transmission Provider's transmission system for Local
                  Network Service provided thereto by the Transmission Provider rather than reducing the

New England Power Pool                                                                                Sheet No. 211
Restated NEPOOL Agreement

-------------------------------------------------------------------------------------------------------------------

                           Transmission Provider's total cost of service, except that any reductions to the amount due from Eligible Customers for Excepted Transactions identified in Section
                           25(1) and (2) of the Tariff shall be made only for service rendered through February
                           28, 1999, and such reductions shall cease and shall be replaced thereafter in their entirety with the credits under the NEPOOL Tariff, provided in accordance with
                           Sections 25A and 25B of the Tariff.

16.4     TRANSMISSION SERVICE AVAILABILITY.  The availability of transmission capacity to provide transmission
         ---------------------------------
         service under the Tariff shall be determined in accordance with the Tariff.  In determining the availability of transmission capacity, existing committed uses of the Participants' transmission facilities shall include uses for existing firm loads and reasonably forecasted changes in such loads, and for Excepted Transactions.

16.5     TRANSMISSION INFORMATION.  Information concerning (i) available transmission capacity, (ii) transmission
         ------------------------
         rates and (iii) system conditions that may give rise to Interruptions or Curtailments shall be made available to all Participants and Non-Participants through the OASIS on a timely and non-discriminatory basis.  All Participants owning PTF or other transmission facilities rated 69 kV or higher shall make available to the System Operator the information required to permit the maintenance of the OASIS in compliance with Commission Order 889 and any other applicable Commission orders; provided that no
         Participant shall be required to furnish information which is required to be treated as confidential in accordance with NEPOOL policy without appropriate arrangements to protect the confidentiality of such information.

16.6     DISTRIBUTION OF TRANSMISSION REVENUES.  Payments required by the Tariff for the use of the NEPOOL
         -------------------------------------
         Transmission System shall be made to NEPOOL and shall be distributed by it in accordance with this
         Section 16.6.

        A.        Regional Network Service Revenues.  Revenues received by NEPOOL for providing Regional Network Service
                  ---------------------------------
                  each month during the Transition Period shall be distributed to those Participants owning PTF or those load-serving Participants supporting PTF which are obligated to take and pay for
                  Regional Network Service and/or Internal Point-to-Point Service in accordance with the Tariff, in part on the basis of allocated flows for the region as determined in accordance with the methodology specified in Attachment A to this Agreement and in part in proportion to the respective Annual Transmission Revenue Requirements for PTF of such owners and supporters, in accordance with the following Schedule:

                       Year One       Year Two       Year Three      Year Four       Year Five    Year Six

  Allocated Flows:          25%            20%            15%             10%            5%          2.5%

  Annual                    75%            80%            85%             90%            95%        97.5%
  Transmission
  Revenue
  Requirements:

                  Revenues received by NEPOOL for providing Regional Network Service each month after the
                  Transition Period shall be distributed to the Participants owning or supporting PTF in proportion to their respective Annual Transmission Revenue Requirements for PTF.

        B.        Through or Out Service Revenues.  The revenues received by NEPOOL each month for providing Through or
                  -------------------------------
                  Out Service shall be distributed among the Participants owning PTF on the basis of allocated flows for the transaction determined in accordance with the methodology specified in Attachment
                  A to this Agreement; provided that for service provided during the Transition Period but not thereafter, for an "Out" transaction which originates on the system of a Participant which owns the PTF interconnection facilities on the New England side of the interface with the other
                  Control Area over which the transaction is delivered, 100% of the megawatt mile flows with respect to the transaction shall be deemed to occur on such Participant's system.

        C.        Internal Point-to-Point Service Revenues.  The revenues received by NEPOOL each month for providing
                  ----------------------------------------
                  Internal Point-to-Point Service shall be distributed among those load-serving Participants owning or supporting PTF which are obligated to take and pay for Regional Network Service and/or Internal Point-to-Point Service in accordance with the Tariff, in proportion to their respective Annual Transmission Revenue Requirements for PTF under Attachment F to the Tariff.

        D.        Ancillary Service Payments.  The revenues received by NEPOOL pursuant to Schedule 1 to the Tariff
                  --------------------------
                  (scheduling, system control and dispatch service) will be used to reimburse NEPOOL, the System
                  Operator (if the System Operator does not receive revenues for that service under a separate tariff) and Participants for the costs which are reflected in the charges for such service.
                  The revenues received by NEPOOL pursuant to Schedules 2-7 to the Tariff shall be distributed prior to the Second Effective Date in accordance with the continuing provisions of the Prior
                  NEPOOL Agreement and the rules adopted thereunder, and shall be distributed on or after the
                  Second Effective Date in accordance with Section 14.

        E.        Congestion Payments.  Any congestion uplift charge received as a payment for transmission service
                  -------------------
                  pursuant to Section 24 of the Tariff for any hour shall be applied in accordance with Section
                  14.5(a) in payment for Energy service.

                                                    [Next Sheet is 216]

New England Power Pool                                                                                Sheet No. 216
Restated NEPOOL Agreement

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                                                     SECTION 17
                                             POOL-PLANNED UNIT SERVICE
                                             -------------------------

17.1     EFFECTIVE PERIOD.  The provisions contained in this Section 17 shall continue in effect for the period
         ----------------
         to and including February 28, 2001, and shall be of no effect after that date.

17.2     OBLIGATION TO PROVIDE SERVICE.  Until February 28, 2001, each Participant shall provide service over its
         -----------------------------
         PTF facilities under this Section 17 rather than under the Tariff, for the following purposes:

        (a)       the transfer to a Participant's system of its ownership interest or its Unit Contract Entitlement under a contract entered into by it before November 1, 1996 in a Pool-Planned Unit which is off its system;

        (b)       the transfer to a Participant's system of its Entitlement in a purchase under a contract entered into by it before November 1, 1996 (including a purchase under the HQ Phase II Firm Energy Contract)
                  from Hydro-Quebec where the line over which the transfer is made into New England is the HQ
                  Interconnection; and

        (c)       the transfer to a Non-Participant of its Entitlement in a Pool-Planned Unit pursuant to an arrangement which has been approved prior to November 1, 1996 by the Participants Committee.

17.3     RULES FOR DETERMINATION OF FACILITIES COVERED BY PARTICULAR TRANSACTIONS.  It is anticipated that it may
         ------------------------------------------------------------------------
         be necessary with respect to a particular transmission use under subsection (a), (b) or (c) of Section
         17.2 to determine whether the transaction is effected entirely over PTF, entirely over facilities that are not PTF, or partially over each.

         The following rules shall be controlling in the determination of the facilities required to effect the use:

        (a)       To the extent that EHV PTF is available to effect the transaction, over all or part of the distance to be covered, the use shall be deemed to be effected on such EHV PTF over such portion of the distance to be covered.

        (b)       To the extent that EHV PTF is not available for the entire distance to be covered by the use, but Lower
                  Voltage PTF is available to cover all or part of the distance not covered by EHV PTF, the transaction shall be deemed to be effected on such Lower Voltage PTF.

                  If a Participant has ownership or contractual rights with respect to an Excepted Transaction which are independent of this Agreement and the Tariff and are adequate to provide for a transfer of the types specified in subsections 17.2(a), (b) or (c), and such rights are not limited to the transfer in question, the transfer shall be deemed to have been effected pursuant to such rights and not pursuant to the provisions of this Agreement.  A copy of each instrument establishing such rights, or an opinion of counsel describing and authenticating such rights, shall be filed with the Secretary of the Participants Committee.

17.4     PAYMENTS FOR USES OF EHV PTF DURING THE TRANSITION PERIOD.
         ---------------------------------------------------------

        (a)       Each Participant shall pay each month for its uses of EHV PTF for transfers of Entitlements pursuant to subsections (a) or (b) of Section 17.2, one-twelfth of the NEPOOL EHV PTF Participant Summer or
                  Winter Wheeling Rate in effect for the calendar year ending December 31, 1996, as determined in accordance with the Prior NEPOOL Agreement, for each Kilowatt of its current Entitlements which qualify for transfer pursuant to subsections (a) or (b) of Section 17.2, except as otherwise provided in Section 17.3; provided that such payment shall be required with respect to only one-half the Kilowatts covered by a NEPOOL Exchange Arrangement (as hereinafter defined).

                  Each Participant which is a party to the HQ Phase II Firm Energy Contract (other than a
                  Participant (i) whose system is directly interconnected to the HQ Interconnection or (ii) which has contractual rights independent of this Agreement and the Tariff which give it direct access to the HQ Interconnection and which are not limited to transfers of Energy delivered over the
                  HQ Interconnection) shall also pay each  month for the use of EHV PTF for deliveries under the
                  Phase II Firm Energy Contract during the Base Term of the HQ Phase II Firm Energy Contract,
                  one-twelfth of the NEPOOL EHV PTF Participant Summer or Winter Wheeling Rate in effect for the calendar year ending December 31, 1996, as determined in accordance with the Prior NEPOOL
                  Agreement, for each Kilowatt of its HQ Phase II Net Transfer Responsibility for the month.  If, and to the extent that, such Responsibility continues for any period by which the term of said
                  Contract extends beyond the Base Term, each such Participant shall continue to pay the above rate during the extension period with respect to its continuing Responsibility.  A Participant shall not be deemed to be directly interconnected to the HQ Interconnection for purposes of this paragraph solely because of its participation in arrangements for the support and/or use of PTF facilities installed or modified to effect reinforcements of the New England AC transmission system required in connection with the HQ Interconnection.  A copy of each contract establishing rights independent of this Agreement and the Tariff which provides direct access to the HQ Interconnection, or an opinion of counsel describing and authenticating such rights, shall be filed with the Secretary of the Participants Committee.

                  The NEPOOL EHV PTF Participant Summer Wheeling Rate for any calendar year shall be applicable to the months in the Summer Period.

                  The NEPOOL EHV PTF Participant Winter Wheeling Rate for any calendar year shall be applicable to the months in the Winter Period.

                  A NEPOOL Exchange Arrangement is one entered into by two Participants each of which has an ownership interest in a Pool-Planned Unit on its own system pursuant to which each sells out of its ownership interest, a Unit Contract Entitlement to the other for a period of time which is, in whole or part, the same for both sales.  Such an arrangement shall constitute a NEPOOL
                  Exchange Arrangement even though the beginning and ending dates of the two Unit Contract sale periods are different, but only for the period for which both sales are in effect.  If for any period the number of Kilowatts covered by the two Unit Contract Entitlements of a NEPOOL
                  Exchange Agreement are not the same, the portion of the larger Entitlement which exceeds the amount of the smaller Entitlement shall not be deemed to be covered by such NEPOOL Exchange
                  Arrangement for purposes of this Section 17.4.

        (b)       Each Participant shall pay each month for its use of EHV PTF for a transfer of an Entitlement in a
                  Pool-Planned Unit to a Non-Participant pursuant to Section 17.2(c) such charge as is fixed by the Participants Committee at the time of its approval of the sale, and filed with the
                  Commission.

        (c)       Fifty percent of all amounts required to be paid with respect to transfers by a Participant pursuant to subsection (a) or (b) of Section 17.2 shall be paid to a pool transmission fund and distributed monthly among the Participants in proportion to the respective amounts of their costs with respect to EHV PTF for the calendar year 1996 as determined in accordance with the Prior NEPOOL
                  Agreement.

        (d)       The remaining 50% of all amounts required to be paid with respect to transfers by a Participant pursuant to subsections (a) or (b) of Section 17.2 shall be paid to, and retained by, the Participant on whose system the transfer originates, or in the event the EHV PTF system of such Participant is supported in part by other Participants, then to the Participant on whose system the transfer originates and such other Participants in proportion to the respective shares of the costs of such EHV PTF system borne by each of them or in such other manner as the Participants involved may jointly direct; provided that the Participant on whose system the transfer originates shall have the right to waive such 50% payment in whole or part as to a particular transfer except that no such waiver may adversely affect the payments to any other Participant which is supporting in part the originating system's EHV PTF system.

17.5     PAYMENTS FOR USES OF LOWER VOLTAGE PTF.  Each Participant which uses another Participant's Lower Voltage
         --------------------------------------
         PTF pursuant to this Section 17 shall pay each month to the owner of such Lower Voltage PTF (1) for each
         Kilowatt of its use of such Lower Voltage PTF for transfer of Entitlements pursuant to Subsections
         17.2(a), (b) or (c) during the month, and (2) during the Base Term of the HQ Phase II Firm Energy
         Contract (and during any extension of the term of said Contract if and to the extent its HQ Phase II Net
         Transfer Responsibility continues during the extension period) for each Kilowatt of its HQ Phase II Net
         Transfer Responsibility for the month, the owner's Lower Voltage PTF Winter Wheeling Rate or Summer
         Wheeling Rate for the 1996 calendar year, as determined in accordance with the Prior NEPOOL Agreement;
         except that the requirements for such payments shall terminate on March 1, 1999 for Participants receiving network service under both the Tariff and applicable Local Network Service Tariff.

17.6     USE OF OTHER TRANSMISSION FACILITIES BY PARTICIPANTS.  For the period to and including February 28,
         ----------------------------------------------------
         1999, each Participant which has no direct connection between its system and PTF shall be entitled to use the non-PTF transmission facilities of any other Participant required to reach its system for any of the purposes for which PTF may be used under Section 17.2.  Such use shall be effected, and payment made, in accordance with the other Participant's filed open access tariff.

17.7     LIMITS ON INDIVIDUAL TRANSMISSION CHARGES.  Any charges for transmission service pursuant to this
         -----------------------------------------
         Section 17 by any Participant to another Participant shall be just, reasonable and not unduly discriminatory or preferential.  No provision of this Section 17 shall be construed to waive the right of any Participant to seek review of any charge, term or condition applicable to such transmission service by another Participant by the Commission or any other regulatory authority having jurisdiction of the transaction.

                                                    [Next Sheet is 225]

New England Power Pool                                                                                Sheet No. 225
Restated NEPOOL Agreement

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                                                        SECTION 17A
                                                        ------------
                                        TRANSMISSION OWNERS RESERVED RIGHTS
                                        -----------------------------------
Notwithstanding any other provision of this Agreement, or any other agreement or amendment made in connection with the restructuring of NEPOOL, each Transmission Owner shall retain all of the rights set forth in this
Section 17A; provided, however, that such rights shall be exercised in a manner consistent with the Transmission
Owner's rights and obligations under the Federal Power Act and the Commission's rules and regulations thereunder.

         17A.1    Each Transmission Owner shall have the right at any time unilaterally to file pursuant to
         Section 205 of the Federal Power Act to change the revenue requirements underlying its component of the rates for service under the NEPOOL Tariff and the transmission-related provisions of this Agreement.

         17A.2    Nothing in this Agreement shall restrict any rights, to the extent such rights exist: (a) of
         Transmission Owners that are parties to a merger, acquisition or other restructuring transaction to make a filing under Section 205 of the Federal Power Act with respect to the reallocation or redistribution of revenues among such Transmission Owners; or (b) of any Transmission Owner to terminate its participation in NEPOOL pursuant to Section 21.2 of this Agreement, notwithstanding any effect its withdrawal from NEPOOL may have on the distribution of transmission revenues among other Transmission
         Owners.   Further, nothing in this Agreement shall be interpreted to permit the adoption of a rate design change that is inconsistent with any settlement under the Tariff accepted by the Commission without the consent of all signatories to the settlement.

         17A.3    Each Transmission Owner retains all rights that it otherwise has incident to its ownership of its assets, including, without limitation, its PTF and non-PTF, including the right to build, acquire, sell, merge, dispose of, retire, use as security, or otherwise transfer or convey all or any part of its assets, including, without limitation, the right, individually or collectively, to amend or terminate the Transmission Owner's relationship with the ISO in connection with the creation of an alternative arrangement for the ownership and/or operation of its transmission facilities on an unbundled basis
         (e.g., a transmission company), subject to necessary regulatory approvals and to any approvals required under applicable provisions of this Agreement.  This section is not intended to reduce or limit any other rights of a Transmission Owner as a signatory to this Agreement.

         17A.4    The obligation of any Transmission Owner to expand or modify its transmission facilities in accordance with the Tariff shall be subject to the Transmission Owners' right to recover, pursuant to appropriate financial arrangements contained in Commission-accepted tariffs or agreements, all reasonably incurred costs, plus a reasonable return on investment, associated with constructing and owning or financing such expansions or modifications to its facilities.

         17A.5    Each Transmission Owner shall have the right to adopt and implement procedures it deems necessary to protect its electric facilities from physical damage or to prevent injury or damage to persons or property.

         17A.6    Each Transmission Owner retains the right to take whatever actions it deems necessary to fulfill its obligations under local, state or federal law.

         17A.7    In addition to having the rights reserved under other provisions of this Section 17A, all
         Participants retain the right to take any position before the Commission, and any appellate court with jurisdiction to review a Commission determination, or to seek a determination by the Commission, regarding whether, and the extent to which, the Transmission Owners may retain the exclusive right to make unilateral filings under Section 205 of the Federal Power Act to amend the Tariff and the transmission related provisions of this Agreement.  If and to the extent the Commission rules that the
         Transmission Owners do not retain such rights, then any such amendment that is not subject to any of
         Section 17A.1 through 17A.6 may be filed with the Commission only upon the approval by the Participants
         Committee of the amendment under Section 6.11, including Section 6.11(d).  If and to the extent the
         Commission rules that the Transmission Owners do retain such rights, then the Transmission Owners, acting through the Transmission Owners Committee, shall have the exclusive right to make unilateral filings under Section 205 of the Federal Power Act to amend the Tariff and the transmission-related provisions of this Agreement, other than filings subject to Sections 17A.1 or 17A.2.

         17A.8    (a)      Notwithstanding anything to the contrary in this Agreement, the rights of each
                           Participant under the Federal Power Act shall be preserved.

                  (b)      Any dispute over whether a matter falls within the scope of any of the rights reserved under this
                           Section 17A will be subject to resolution pursuant to Section 11.A.

                  (c)       No amendment to any provision of this Section 17A or Section 11B may be adopted without the agreement of the Transmission Owners specified in Section 11B.

                  (d)       Any agreement entered into between NEPOOL and a System Operator shall require the System Operator to respect the rights reserved under this Section 17A.

                                                    [Next Sheet is 230]

New England Power Pool                                                                                Sheet No. 230
Restated NEPOOL Agreement

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                                                    PART FIVE
                                                    ----------
                                                    GENERAL
                                                    -------

                                                    SECTION 18
                                      GENERATION AND TRANSMISSION FACILITIES
                                      --------------------------------------

18.1     DESIGNATION OF POOL-PLANNED FACILITIES.  At the request of a Participant, the Participants Committee
         --------------------------------------
         shall designate as "pool-planned" a generating or transmission facility, for purposes of Chapter 164,
         Sections 11-22 of the Massachusetts General Laws, to be constructed by the Participant or its Related
         Person if the Participants Committee determines that the facility is consistent with NEPOOL planning.
         Designation of a transmission facility as a Pool-Planned Facility does not determine whether or not the facility is PTF.  The Participants Committee may not unreasonably withhold designation as a Pool-Planned
         Facility of a generation unit or other facility proposed by one or more Participants.

18.2     CONSTRUCTION OF FACILITIES.  Subject to Sections 13.1, 15.2, 15.5, 18.3, 18.4 and 18.5, and to the
         --------------------------
         provisions of the Tariff, each Participant shall have the right to determine whether, and to what extent, additions to and modifications in its generating and transmission facilities shall be made.
         However, each Participant shall give due consideration to recommendations made to it by the Participants
         Committee or the System Operator for any such additions or modifications and shall follow such recommendations unless it determines in good faith that the recommended actions would not be in its best interest.

18.3     PROTECTIVE DEVICES FOR TRANSMISSION FACILITIES AND AUTOMATIC GENERATION CONTROL EQUIPMENT.  Each
         -----------------------------------------------------------------------------------------
         Participant shall install, maintain and operate such protective equipment and switching, voltage control, load shedding and emergency facilities as the Participants Committee may determine to be required in order to assure continuity of service and the stability of the interconnected transmission facilities of the Participants.  Until the Second Effective Date, each Participant shall also install, maintain and operate such Automatic Generation Control equipment as the Participants Committee may determine to be required in order to maintain proper frequency for the interconnected bulk power system of the Participants and to maintain proper power flows into and out of the NEPOOL Control Area.

18.4     REVIEW OF PARTICIPANT'S PROPOSED PLANS.  Each Participant shall submit to the System Operator,
         --------------------------------------
         Participants Committee, the Reliability Committee, and the Markets Committee or the Tariff Committee, as
         appropriate, for review by them, in such form, manner and

New England Power Pool                                                                                Sheet No. 231
Restated NEPOOL Agreement

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         detail as the Participants Committee may reasonably prescribe, (i) any new or materially changed plan for additions to, retirements of, or changes in the capacity of any supply and demand-side resources or transmission facilities rated 69 kV or above subject to control of such Participant, and (ii) any new or materially changed plan for any other action to be taken by the Participant which may have a significant effect on the stability, reliability or operating characteristics of its system or the system of any other Participant.  No significant action (other than preliminary engineering action) leading toward implementation of any such new or changed plan shall be taken earlier than sixty days (or ninety days, if the System Operator or the Participants Committee determines that it requires additional time to consider the plan and so notifies the Participant in writing within the sixty days) after the plan has been submitted to the Committees.  Unless prior to the expiration of the sixty or ninety days, whichever is applicable, the Participants Committee notifies the Participant in writing that it has determined that implementation of the plan will have a significant adverse effect upon the reliability or operating characteristics of its system or of the systems of one or more other Participants, the Participant shall be free to proceed.  The time limits provided by this Section 18.4 may be changed with respect to any such submission by agreement between the Participants Committee and the Participant required to submit the plan.

18.5     PARTICIPANT TO AVOID ADVERSE EFFECT.  If the Participants Committee notifies a Participant pursuant to
         -----------------------------------
         Section 18.4 that implementation of the Participant's plan has been determined to have a significant adverse effect upon the reliability or operating characteristics of its system or the systems of one or more other Participants, the Participant shall not proceed to implement such plan unless the Participant or the Non-Participant on whose behalf the Participant has submitted its plan takes such action or constructs at its expense such facilities as the Participants Committee determines to be reasonably necessary to avoid such adverse effect; provided that if the plan is for the retirement of a supply or demand-side resource, the Participant may proceed with its plan only if, after engaging in good faith negotiations with persons designated by the Participants Committee to address the adverse effects on reliability or operating characteristics, the negotiations either address the adverse effects to the satisfaction of the Participants Committee, or no satisfactory resolution can be achieved on terms acceptable to the parties within 90 days of the Participant's receipt of the Participants Committee's notice.  Any agreement resulting from such negotiations shall be in writing and shall be filed in accordance with the Commission's filing requirements if it requires any payment.

New England Power Pool                                                                                Sheet No. 234
Restated NEPOOL Agreement

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                                                    SECTION 19
                                                     EXPENSES
                                                     --------

19.1     ANNUAL FEE. Each Participant shall pay to NEPOOL in January of each year an annual fee, which shall be
         ----------
         applied toward NEPOOL expenses, as follows:

        (a)       Each End User Participant which is a Small End User or an End User Organization shall pay an annual fee of $500.

        (b)       Each End User Participant which is a Large End User shall pay an annual fee of $500; plus an additional
                                                                                              ----
                  fee of $500 per megawatt hour of its highest Energy use during any hour in the preceding year
                  (net of any use of on-site generation) up to a maximum of $5,000; plus an additional fee of
                                                                                    ----
                  $200 per megawatt hour for each megawatt hour by which its highest Energy use during any hour in the preceding year (net of any use of on-site generation during such hour) exceeded 20 megawatt hours.

        (c)      Each Participant which is a Publicly Owned Entity and a member of the Publicly Owned Entity Sector shall pay an annual fee of $5,000, except that any such

New England Power Pool                                                                                Sheet No. 235
Restated NEPOOL Agreement

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                  Participant which is engaged in electricity distribution and had annual Energy sales of less than 30,000 megawatt hours in the preceding year shall pay an annual fee of $500, and the difference between $5,000 and $500 for each such Participant shall be paid, as an additional fee, by the remaining Participants which are Publicly Owned Entities and members of the
                  Publicly Owned Entity Sector.

        (d)       Each Participant other than an End User Participant or a Publicly Owned Entity shall pay an annual fee of $5,000.

19.2     NEPOOL EXPENSES. Commencing on January 1, 1999, most expenses of the System Operator are recovered by it
         ---------------
         directly from Participants and Non-Participants under the ISO's Tariff for Transmission Dispatch and
         Power Administration (the "ISO Tariff") or through direct charges for services rendered by the ISO, and have ceased to be NEPOOL expenses.  At that time, the payment of a portion of NEPEX expenses from the
         Savings Fund in accordance with the Prior NEPOOL Agreement also terminated.  Commencing with the effectiveness of the ISO's Tariff for Capital Funding (the "ISO Capital Funding Tariff"), the ISO's
         capital expenses and capitalized project costs are paid by the ISO using either funds provided through third party financing of those expenses or funds provided by the Participants under the ISO Capital
         Funding Tariff and have ceased to be NEPOOL expenses.

New England Power Pool                                                                               Sheet No. 235A
Restated NEPOOL Agreement

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         Further, commencing on January 1, 1999 through June 30, 1999, the balance of NEPOOL expenses remaining to be paid after the application of (i) the annual fee to be paid pursuant to Section 19.1 and (ii) any fees or other charges for services or other revenues

                                                    [Next Sheet is 236]

New England Power Pool                                                                                Sheet No. 236
Restated NEPOOL Agreement

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         received by NEPOOL, or collected on its behalf by the System Operator, shall, except as otherwise provided in Section 19.3, be allocated among and paid monthly by the Participants in accordance with their respective voting shares, as determined in accordance with the Agreement provisions in effect during such period.

         Commencing as of July 1, 1999, such balance of NEPOOL expenses for July and subsequent months shall be divided equally into as many shares as there are active  Sectors pursuant to Sector 6.2 (other than an
         End User Sector) and each Sector's share shall be paid monthly by the Participants in each such Sector
         (other than an End User Sector) in such manner as the Participants in each Sector may determine by unanimous vote and advise the ISO, provided that if the Participants in a Sector fail to agree unanimously on the allocation of their Sector's share, the Participants in the Sector shall pay for such
         Sector share in the same proportion as the vote they are entitled to in the Sector.  Participants in the
         Sector that are represented by a group voting member shall subdivide their portion of the Sector's share of expenses in such a manner as they may determine by unanimous agreement; provided that if there is not unanimous agreement among the Participants represented by a group member as to how to allocate their portion of the Sector's share of expenses, such portion shall be allocated among the Participants represented by that group member as follows: (i) for each Participant in the Generation Sector represented by a group voting member, the portion will be allocated in the same proportion that the
         Megawatts of generation owned by the Participants represents of the total Megawatts owned by
         Participants represented by the group voting member; and (ii) for Participants in the Transmission
         Sector, the portion will be allocated equally among the Participants represented by the group member.
         Notwithstanding the foregoing, no portion of such balance shall be paid by End User Participants and, until such time as an End User Sector is activated, the monthly share allocated to the Publicly Owned
         Entity Sector shall be reduced by one-twelfth of the aggregate annual fees paid by End Users for the year pursuant to Section 19.1 and one-third of the amount of such reduction shall be allocated to each of the other three Sectors.

19.3     RESTRUCTURING COSTS.
         -------------------

(a)      The expense of restructuring NEPOOL ("Restructuring Expense"), including but not limited to (i) software development, hardware and system software costs for implementation of the Tariff and the new market system, (ii) the costs of the formation of the Independent System Operator and related separation costs, (iii) legal and consultant costs related to the amendment of the NEPOOL
                  Agreement

New England Power Pool                                                                                Sheet No. 238
Restated NEPOOL Agreement

-------------------------------------------------------------------------------------------------------------------

                  (including the Tariff) and the proceeding with respect thereto at the Federal Energy Regulatory
                  Commission, and (iv) capital expenditures and capitalized project costs of the Independent
                  System Operator, shall be funded (to the extent not already funded or funded separately by the
                  ISO) and amortized according to this Section 19.3.

        (b)       The Restructuring Expense incurred (other than certain capital expenditures and capitalized project costs funded separately by the ISO) before the Second Effective Date (the "Early Restructuring
                  Expense") has been funded during the period prior to such date by those entities which have been the Participants during such period.  Commencing at the Second Effective Date, the Early
                  Restructuring Expense shall be amortized in equal monthly amounts and repaid over the next 60 months with interest thereon from the date of payment to August 18, 2000 at the rate of 8% per annum, and thereafter at the rate of 10.78% per annum.  Each month during the first twenty months of such period each Participant shall pay its percentage "X", as determined below, of
                  1/60th of the Early Restructuring Expense, plus accumulated interest, and each Participant or other Entity which previously paid an unreimbursed portion of the aggregate Early Restructuring
                  Expense shall be entitled to receive each month its percentage "Y", as determined below, of the aggregate amount to be paid for the month,

New England Power Pool                                                                                Sheet No. 239
Restated NEPOOL Agreement

-------------------------------------------------------------------------------------------------------------------

                  including accumulated interest.  "X" and "Y" shall be determined in accordance with the following formulas:

                  X =      A/A1 in which

                           X        is the percentage to be paid for a month by a Participant of the aggregate amount payable pursuant to this subsection (b) by all Participants for the month.

                           A        is the amount payable by the Participant for the month under Schedule 2
                                    (Energy Administration Services) of the ISO Tariff (as defined in Section
                                    19.2) as amended or revised from time to time.

                           A1       is the aggregate amount payable by all Participants for the month under
                                    Schedule 2 (Energy Administration Services) of the ISO Tariff as amended or revised from time to time.

                  Y =      B/B1 in which

New England Power Pool                                                                                Sheet No. 240
Restated NEPOOL Agreement

-------------------------------------------------------------------------------------------------------------------

                           Y        is the percentage to be received for a month by a Participant or other Entity of the aggregate amount to be received pursuant to this subsection (b) by all
                                    Participants or other Entities for the month.

                           B        is the amount of Early Restructuring Expense paid by the Participant or other
                                    Entity which has not previously been reimbursed.

                           B1       is the aggregate amount of Early Restructuring Expense paid by all
                                    Participants and other Entities which has not previously been reimbursed.

                  Each month commencing on or after January 1, 2001 and continuing until the Early Restructuring
                  Expense has been fully amortized and repaid (including the payment of all interest thereon), each Participant shall pay its percentage "W", as determined below, of 1/60th of the Early
                  Restructuring Expense, plus accumulated interest, and each Participant or other Entity which previously paid an unreimbursed portion of the aggregate Early Restructuring Expense shall be entitled to receive each month its percentage "Y", as determined in accordance with the formula set forth therefor in this Section 19.3(b), of the aggregate of the amount paid for the month, including accumulated interest.  "W" shall be determined in accordance with the following formula:

New England Power Pool                                                                               Sheet No. 240A
Restated NEPOOL Agreement

-------------------------------------------------------------------------------------------------------------------

                  W =      [EL+G / EL1+G1] (0.50)   +   [PEL+GP /PEL1+GP1] (0.50)        in which

                           W        is the percentage to be paid for the month by a Participant of the aggregate amount payable pursuant to this subsection (b) by all Participants for the month.

                           EL       is the Participant's total Electrical Load, expressed in total kilowatthours, for the month.

                           G        is the sum, expressed in total kilowatthours, of (i) the Participant's share of the amount of energy that is generated in the month by generating units in which the Participant has a direct ownership interest as a sole or joint owner and which is subject to NEPOOL central dispatch, (ii) the Participant's share of the amount of energy generated in the month by generating units in which the Participant has an indirect ownership interest as a shareholder, as a general or limited partner or as a member of a limited liability company and which is subject to NEPOOL central dispatch, provided that the corporation, partnership or limited liability company is not itself a Participant, (iii)
                                    the Participant's share of the amount of energy generated in the month by any other generating unit in which the Participant has an interest under a lease or other contractual arrangement, provided that the other party to the arrangement is itself not a Participant, (iv) the share of any Related Person of the Participant of the amount of energy generated in the month by any other generating unit which is subject to NEPOOL central dispatch in which such
                                    Related Person has one of the interests described in clauses (i), (ii) and
                                    (iii) above, provided that such Related Person is not itself a Participant, and (v) the amount of energy imported into the NEPOOL Control Area in the month by the Participant or any Related Person of the Participant, provided that the Related Person is not itself a Participant (the items described in this subparagraph are collectively referred to as a Participant's "Generating
                                    Shares"); provided, however, that if two or more Participants have entered
                                              --------  -------
                                    into a Unit Contract for Energy, the purchasing Participant(s), and not the selling Participant(s), thereunder shall be credited with the amount of energy to which the purchasing Participant(s) are entitled under that Unit Contract for purposes of calculating the Generating Shares of each such Participant.

                           PEL      is the maximum Electrical Load, expressed in total kilowatts, of the
                                    Participant during any hour in the month (the "Peak Electrical Load").

                           GP       is the maximum Generating Shares, expressed in total kilowatts, of the
                                    Participant during any hour in the month (the "Generating Peak").

                            EL1     is the aggregate Electrical Load, expressed in total kilowatts, of all
                                    Participants for the month.

                           G1       is the aggregate Generating Shares, expressed in total kilowatthours, of all
                                    Participants for the month.

                           PEL1     is the aggregate Peak Electrical Load, expressed in total kilowatts, of all
                                    Participants for the month.

                           GP1      is the aggregate Generating Peak, expressed in total kilowatts, of all
                                    Participants for the month.

                                                [Next Sheet is 241]

New England Power Pool                                                                                Sheet No. 241
Restated NEPOOL Agreement

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        (c)       The Restructuring Expense incurred on the Second Effective Date and to but not including January 1, 2000 or thereafter shall be funded each month by the Participants in proportion to the Member Fixed
                  Voting Shares (as defined in Section 6.9(c)) of each Participant as in effect at the beginning of the month provided, however, that in calculating the allocation of this portion of the
                  Restructuring Expense, the Member Fixed Voting Shares of End User Participants that participate in NEPOOL for governance purposes only in accordance with NEPOOL's Standard Membership
                  Conditions, Waivers and Reminders ("Governance Only End User Participants") shall not be included in such calculations and the amounts that would otherwise have been payable by such
                  Governance Only End User Participants will be allocated to all of the other Participants on the basis of their Member Fixed Voting Shares.

        (d)       The Restructuring Expense incurred on or after January 1, 2000 (the "Late Restructuring Expense") shall be funded for each month, on an as incurred basis, by the Participants to the extent that the
                  ISO does not obtain an alternative source of funds for certain portions of the Late
                  Restructuring Expense.  In 2000, such Late Restructuring Expense shall initially be funded for each month by the Participants in proportion to their charges under the ISO Tariff for the prior month.  In 2001 and thereafter, on an as-incurred basis, the ISO shall allocate the incrementally incurred Late Restructuring Expense among the various schedules to the ISO Tariff that is in effect at that time in a manner that best matches the

New England Power Pool                                                                                Sheet No. 242
Restated NEPOOL Agreement

-------------------------------------------------------------------------------------------------------------------

                  elements comprising the incrementally incurred Late Restructuring Costs to the types of service to be covered by each schedule to the ISO Tariff, and the portion of the Late Restructuring
                  Expense to be funded by the Participants that has been allocated to each such schedule to the
                  ISO Tariff for such year shall be funded in each month by the Participants in proportion to their charges under such schedule for the prior month; provided, however, that in the event that the Commission accepts (i) an amendment to the ISO Agreement (as defined in Section 20(a)
                  hereof) providing that in the event of a termination or resignation of the ISO, all assets purchased by the ISO with funds provided by the Participants for which the Participants have not been reimbursed shall be transferred without further consideration (to the extent permitted by applicable tax and other laws) to the Participants or their designee (which amendment shall be mutually acceptable to the ISO and the Participants Committee) and (ii) the ISO Capital
                  Funding Tariff, an amendment to the ISO Tariff or a separate tariff for the ISO pursuant to which the ISO collects thereunder certain expenses that would otherwise be considered to be portions of the Late Restructuring Expense, such expenses shall be funded directly under the
                  ISO Capital Funding Tariff, the ISO Tariff or such separate tariff for the ISO, as appropriate, shall not be considered part of the Late Restructuring Expense and shall not be initially collected hereunder.  Each item of the Late Restructuring Expense funded by the Participants in each calendar year shall be amortized in equal monthly amounts and repaid to the Participants and/or other Entities which previously funded an unreimbursed portion of such item of the Late
                  Restructuring Expense over a period of time determined by the ISO in accordance with generally accepted accounting principles in effect at the time of determination and taking into consideration the depreciation period, if any, of the particular asset giving rise to such item of the Late Restructuring Expense, such repayment to include interest thereon from the date of payment at the rate of 10.78% per annum.  For each item of the Late Restructuring Expense funded by the Participants (regardless of whether it was incurred before, on or after January
                  1, 2001) and during the time in which amounts are being amortized and repaid for such item, the
                  ISO shall determine to which schedule or schedules of the then effective ISO Tariff such item relates, and the ISO, acting as agent for the Participants and/or other Entities initially providing the funding for such item, shall recover the amounts being repaid that are associated with such item plus accrued interest from the Participants using the allocation methodology set forth in such schedule or schedules to the ISO Tariff.  The ISO shall provide the

New England Power Pool                                                                               Sheet No. 243
Restated NEPOOL Agreement

-------------------------------------------------------------------------------------------------------------------

                  amounts recovered to the applicable Participants and/or other Entities according to which
                  Participants and/or other Entities initially funded the item of the Late Restructuring Expense for which the subject amounts have been recovered.

        (e)       The funding methodology set forth in subsection (d) shall terminate automatically upon the implementation of a permanent restructuring funding methodology acceptable to the Participants
                  Committee and the ISO, to the extent superseded by such permanent restructuring funding methodology.

        (f)       Each capital expenditure or capitalized project cost of the ISO that is funded by the Participants under the ISO Capital Funding Tariff, the ISO Tariff or a separate tariff of the ISO, including without limitation any capital expenditure or capitalized project cost that was originally paid through a third party financing facility and is subsequently being funded by the Participants due to a termination or acceleration of such facility (including interest and fees related thereto) (each an "ISO Capital Expense"), shall be amortized in equal monthly amounts and repaid to the Participants and/or other Entities which previously funded an unreimbursed portion of such ISO Capital Expense over a period of time determined by the ISO in accordance with generally accepted accounting principles in effect at the time of determination and taking into consideration the depreciation period, if any, of the particular asset giving rise to such item of the Late Restructuring Expense.  With respect to ISO Capital Expenses that are funded by the Participants as a result of the termination or acceleration of a financing facility, such amortization and repayment period shall take into account, to the extent appropriate, the date the applicable asset or assets were originally put into service and the remaining depreciation period thereof.  Repayment under this Section 19.3(f) shall include interest on the amounts being repaid from the date of the original payment at the rate of 10.78% per annum.  For each ISO Capital Expense, and during the time in which amounts are being amortized and repaid for such item, the ISO shall determine to which schedule or schedules of the then effective ISO Tariff such ISO Capital Expense relates, and the ISO, acting as agent for the
                  Participants and/or other Entities initially providing the funding for such ISO Capital
                  Expense, shall recover the amounts being repaid that are associated with such ISO Capital
                  Expense plus accrued interest from the Participants using the allocation methodology set forth in such schedule or schedules to the ISO Tariff.  The ISO shall provide the amounts recovered to the applicable Participants and/or other Entities according to which Participants and/or other Entities initially funded the ISO Capital Expense for which the subject amounts have been recovered.

                                                [Next Sheet is 244]

New England Power Pool                                                                                Sheet No. 244
Restated NEPOOL Agreement

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                                                     SECTION 20
                                            INDEPENDENT SYSTEM OPERATOR
                                            ---------------------------

        (a)       The Participants Committee is authorized and directed to approve one or more agreements to be entered into with the ISO (the "ISO Agreement") and any amendments to the ISO Agreement which the
                  Committee may deem necessary or appropriate from time to time.  The ISO Agreement shall specify the rights and responsibilities of NEPOOL and the ISO, for the continued operation of the
                  NEPOOL control center by the ISO as the control center operator for the NEPOOL Control Area and the administration of the Tariff.  In addition, the ISO shall be responsible for the furnishing of billing and other services required by NEPOOL.

        (b)       The fees and charges of the ISO (other than those recovered under the ISO Tariff, the ISO Capital
                  Funding Tariff, any other tariff of the ISO, and fees and charges for services which are separately billed), and any indemnification payable under the ISO Agreement, shall be shared by the Participants in accordance with Section 19.

New England Power Pool                                                                                Sheet No. 245
Restated NEPOOL Agreement

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        (c)       The Participants shall provide to the ISO the financial support, information and other resources necessary to enable the ISO to provide the services specified in the ISO Agreement, or in this
                  Agreement, in accordance with Accepted Electric Industry Practice and subject to the budgeting, approval and dispute resolution provisions of the ISO Agreement and this Agreement.

        (d)       The Participants shall provide appropriate funding for the acquisition of land, structures, fixtures, equipment and facilities, and other capital expenditures and capitalized project expenditures for the ISO, which are included in the annual budget for the ISO in accordance with the provisions of the ISO Agreement, or otherwise specifically approved by the Participants
                  Committee, but only to the extent that the ISO does not obtain such funding from other sources.  All such land, structures, fixtures, equipment and facilities, and other capital assets, and all software or other intellectual property or rights to intellectual property or other assets acquired or developed by the ISO with funding provided by the Participants pursuant to this Agreement in order to carry out its responsibilities under the ISO Agreement shall be the property of the Participants or shall be acquired by the Participants under lease in accordance with arrangements approved by the Participants Committee.  For those Participants subject to the Public Utility Holding Company Act of 1935 ("PUHCA"), any such acquisition by those

New England Power Pool                                                                                Sheet No. 246
Restated NEPOOL Agreement

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                  Participants is subject to PUHCA approval to the extent such acquisition requires approval under PUHCA.  Unless otherwise agreed by the Participants, any funding by the Participants of the acquisition, or lease, of land, structures, fixtures, equipment and facilities, and other capital and/or capitalized project related expenditures, or the acquisition of other assets, and the ownership thereof, or the obligations of Participants as lessees, shall be in accordance with Section 19.3 of this Agreement, the ISO Tariff, the ISO Capital Funding Tariff
                  or a separate tariff for the ISO.  The Participants shall make all such assets (including the assets of the existing NEPOOL headquarters and control center) available for use by the ISO in carrying out its responsibilities under the ISO Agreement.  The ISO Agreement shall require the
                  ISO, on behalf of the Participants, to maintain and care for, insure as appropriate, and pay any property taxes relating to, assets made available for its use.  Without limiting the generality of the foregoing in the event of the termination, removal or resignation of the ISO, the ISO shall transfer to the Participants or their designee, subject to any necessary landlord or other consents being obtained and subject to PUHCA approval to the extent such transfer requires PUHCA approval, all of its right, title and interest in and to all land, structures, fixtures, equipment and facilities, and other capital assets, and all

New England Power Pool                                                                               Sheet No. 246A
Restated NEPOOL Agreement

-------------------------------------------------------------------------------------------------------------------

                  software and other intellectual property or rights to intellectual property or other assets that have been acquired or developed by the ISO using funds provided by the Participants
                  (whether initially or upon a termination or acceleration of a third party financing and whether provided under this Agreement, the ISO Capital Funding Tariff, the ISO Tariff or a separate tariff of the ISO) for which the Participants have not been fully reimbursed (such right, title and interest being referred to as the "Transferred Interest").  If the transferee of the
                  Transferred Interest is a tax-exempt Section 501(c)(3) or Section 501(c)(4) organization for federal income taxation purposes, such transfer will be without consideration to the ISO; if such transferee is NEPOOL, NEPOOL shall purchase such Transferred Interest at a price equal to
                  (x) the fair market value of the portion of the Transferred Interest that is owned or leased by the ISO (but not the portion of the Transferred Interest that is owned or leased by the
                  Participants ), as determined by an independent MAI appraiser with the requisite background and experience in the field (the "FMV") minus (y) the amount of funds previously provided by the
                  Participants for such portion of the Transferred Interest that is owned or leased by the ISO
                  Assets for which the NEPOOL Participants have not been reimbursed; and if such transferee is neither NEPOOL nor a tax-exempt Section 501(c)(3) or Section 501(c)(4) organization, such transferee shall purchase the Transferred Interest at a price equal to the FMV; provided, however, that in no event shall the purchase price for the Transferred Interest be less than zero.

        (e)       The ISO Agreement shall require the ISO to refrain from any action that would create any lien, security interest or encumbrance of any kind upon the facilities, equipment or other assets of any
                  Participant, or upon anything that becomes affixed to such facilities, equipment or other assets.  The Participants and the ISO shall include in the ISO Agreement a provision that, upon the request of any

                                                [Next Sheet is 247]

New England Power Pool                                                                                Sheet No. 247
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                  Participant, the ISO shall (i) provide a written statement that it has taken no action that would create any such lien, security interest or encumbrance, and (ii) take all actions within the control of the ISO, at the direction and expense of the requesting Participant, required for compliance by such Participant with the provisions of its mortgage relating to such facilities, equipment or other assets.

        (f)       The ISO shall have the right to appoint a non-voting member and an alternate to each NEPOOL committee other than the Participants Committee.  The member appointed to each committee shall have all of the rights of any other member of the committee except the right to vote.

        (g)       The ISO shall have the same rights as a Participant to appeal to the Participants Committee any action taken by any other NEPOOL committee, and shall be entitled to appear before the Participants
                  Committee on any such appeal.  Further, the ISO shall be entitled to submit any dispute with respect to a vote of the Participants Committee to approve, modify, or reject a proposed action to resolution in accordance with Section 21.1, whether or not the action could have been submitted by a Participant in accordance with Section 21.1A.  In addition, the ISO shall be entitled to submit any dispute with respect to a vote of the

New England Power Pool                                                                                Sheet No. 248
Restated NEPOOL Agreement

-------------------------------------------------------------------------------------------------------------------

                  Participants Committee which denies an appeal to the Participants Committee by the ISO or which takes action on any rulemaking issue to the Board of Directors of the ISO for determination, subject to the right of the Participants Committee to seek a review in accordance with the
                  Alternate Dispute Resolution procedures or by the Commission.  The ISO shall give notice of any such submission to the Secretary of the Participants Committee within ten days of the action of the Participants Committee and shall mail a copy of such notice to each member of the
                  Participants Committee.  Pending final action on the submission in accordance with Section 21.1 or by the Board of Directors of the ISO or the Commission, as appropriate, the giving of notice of the submission shall suspend the Participants Committee's action.  Unless the Board of
                  Directors of the ISO acts within 60 days of the ISO's notice to the Participants Committee, the
                  Participants Committee action will be deemed to be approved.

        (h)       The ISO Agreement shall specify the ISO's independent authority with respect to rulemaking.  Up until the date on which a Commission-approved regional transmission organization for the NEPOOL
                  Control Area (other than the ISO is activated, the ISO shall have responsibility for long-range system assessment and transmission expansion plans based on it judgement of the system's needs.  The ISO shall have sole responsibility to develop such new NEPOOL System Rules as may be necessary to allow the ISO to carry out its obligations under the ISO Agreement.

(a)

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Restated NEPOOL Agreement

-------------------------------------------------------------------------------------------------------------------

        (i)       NEPOOL and its committees and the ISO shall consult and coordinate from time to time with the relevant state regulatory, siting and other authorities of the six New England states on operating, planning and other issues of concern to the states.  The New England Conference of Public
                  Utilities Commissioners, Inc. ("NECPUC") or its designee shall be furnished notices of meetings of all NEPOOL committees and the Board of Directors of the ISO, and minutes of their meetings.
                  NECPUC and other state authorities shall be provided an appropriate opportunity to appear at meetings of the NEPOOL committees and the Board of Directors of the ISO and to present their views.  Representatives of NEPOOL and the ISO shall be designated to attend meetings of NECPUC or any committee or task force of NECPUC, to the extent NECPUC or its committee or task force may deem such attendance appropriate.

        (j)       Appointment of Technical Committee Officers.  The System Operator shall, after its chief executive
                  -------------------------------------------
                  officer has conferred with the Participant members of the Liaison Committee regarding such appointment(s), appoint the Chair and Secretary of each of the Technical Committees.  Each individual appointed by the System Operator shall be an independent person not affiliated with any Participant.  Before appointing an individual to the position of Chair or Secretary, the
                  System Operator shall notify the Committee to which such officer is being

New England Power Pool                                                                                Sheet No. 250
Restated NEPOOL Agreement

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                  appointed of the proposed assignment and, consistent with its personnel practices, provide any other information about the individual reasonably requested by the Committee.  In the event that a Technical Committee determines that the performance of the Chair or Secretary of the
                  Committee is not satisfactory, the Committee shall provide notice to the System Operator that such performance deficiencies must be corrected within 60 days.  If the Committee determines that the performance deficiencies have not been corrected within the 60-day period, the
                  Committee may vote to remove the officer, subject to appeal to the Participants Committee.  A vote of the Technical Committee to remove its officer shall be immediately effective and binding on the System Operator and shall cause the System Operator to appoint a replacement officer in accordance with the provisions of this Section 20(j) unless an appeal to the
                  Participants Committee has been taken prior to the end of the tenth business day following the vote to remove the officer in which case the vote for removal shall be subject to the outcome of such appeal.  A vote of the Participants Committee with respect to any such appeal shall be immediately effective and binding on the System Operator and not subject to any further appeals.

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Restated NEPOOL Agreement

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                                                   SECTION 21

                                             MISCELLANEOUS PROVISIONS
                                             ------------------------

21.1     ALTERNATIVE DISPUTE RESOLUTION.
         ------------------------------

A.       General:

                  If the ISO is aggrieved by a vote of the Participants Committee to approve, modify or reject a proposed action under this Agreement, including the Tariff, it may submit the matter for resolution hereunder.  If the Participants Committee is aggrieved by an action of the ISO Board of Directors ("ISO Board") under this Agreement, including the Tariff or the ISO Agreement (as defined in Section 20(a)), the Participants Committee may submit the matter for resolution hereunder; provided, however, that if the action of the ISO relates to rulemaking, the
                  Participants Committee may submit the matters for resolution under this Section 21.1 only with the concurrence of the ISO.  Any Participant which is aggrieved by a vote of the Participants
                  Committee to approve, modify or reject a proposed action under this Agreement, including the
                  Tariff, may, as provided below, submit the matter for resolution hereunder if the vote:

                  (1)      requires such Participant to make a payment or to take any action pursuant to this
                           Agreement; or

                  (2)      reduces the amount of any receipt or forbids, pursuant to this Agreement, the taking of any action by the Participant; or

                  (3)      fails to afford it any right to which it is entitled under the provisions of this
                           Agreement or imposes on it a burden to which it is not subject under the provisions of this Agreement; or

                  (4)      results in the termination of the Participant's status as a Participant or imposes any penalty on the Participant; or

                  (5)      results in an allocation of transmission or other facilities support obligations; or

                  (6)      fails to grant in full an application for transmission service pursuant to the Tariff.

                  No legal or regulatory proceeding (except those reasonably necessary to toll statutes of limitations, claims for laches or other bars to later legal or regulatory action) shall be initiated by any Participant with respect to any such matter while proceedings are pending under this Section with respect to the matter.

B.       Procedure:

                  (1)      Submission of a Dispute: The ISO or a Participant seeking review of a vote of the
                           -----------------------
                           Participants Committee shall give written notice to the Secretary of the Participants
                           Committee within ten business days of the vote, and shall mail or telecopy a copy of its notice to each member of the Participants Committee.  Where the Participants
                           Committee is seeking review of an action of the ISO Board, the Participants Committee shall give written notice to the Secretary of the ISO Board.  The provider of notice under this Section shall be referred to herein as the "Aggrieved Party."

                  (2)      Suspension of Action: If the ISO seeks review of a vote of the Participants Committee
                           --------------------
                           pursuant to this Section, the vote to be reviewed shall be suspended pending resolution of such review by the arbitrator or the Commission if raised in regulatory proceedings. If a Participant seeks such a review, the vote to be reviewed shall be suspended for up to 90 days following the giving of the Participant's notice pending resolution of any arbitration proceeding unless the Participants Committee determines that the suspension will imperil the stability or reliability of the NEPOOL Control
                           Area bulk power supply.

                  (3)      Aggrieved Party Options: (i) If the notice is to seek review of a vote of the
                           -----------------------
                           Participants Committee, the Aggrieved Party's notice to the Participants Committee shall invoke arbitration as described herein in its notice pursuant to paragraph B(1), and may also initiate mediation with the agreement of the Participants Committee, while reserving such Party's right to proceed with the arbitration if mediation does not resolve the matter within 20 days of the giving of the Party's notice or such longer period as may be fixed by mutual agreement of the Participants Committee and the Aggrieved Party.  Notwithstanding the initiation of mediation, the arbitration proceeding shall proceed concurrently with the selection of the arbitrator pursuant to paragraph C(1) of this Section 21.1.

                 (ii)      If the notice is to seek review of an ISO action, the Participants Committee's notice to the ISO Board shall (subject to the concurrence of the ISO for actions relating to rulemaking as provided in Section 21.1A) invoke arbitration as described herein in its notice pursuant to paragraph B(1), and may also initiate mediation with the agreement of the ISO Board, while reserving the
                           Participants Committee's right to proceed with the arbitration if mediation does not resolve the matter within 20 days of the giving of the Participants
                           Committee's notice or such longer period as may be fixed by mutual agreement of the ISO Board and the Participants Committee. Notwithstanding the
                           initiation of mediation, the arbitration proceeding shall proceed concurrently with the selection of the arbitrator pursuant to paragraph C(1) of this
                           Section 21.1.

                  (4)      Mediation Positions not to be Used Elsewhere:  All mediation proceedings pursuant to
                           --------------------------------------------
                           this Section are confidential and shall be treated as compromise and settlement negotiations for purposes of applicable rules of evidence.

                  (5)      Time Limits; Duration:  Any other Participant that wishes to participate in an
                           ---------------------
                           arbitration proceeding hereunder shall give signed written notice to the Secretary of the Participants Committee, and to the Secretary of the ISO Board if the ISO is
                           involved in such arbitration, no later than ten calendar days after the giving of the notice of arbitration. The arbitration procedure shall not exceed 90 calendar days from the date of the Aggrieved Party's notice invoking arbitration to the arbitrator's decision unless the parties agree upon a longer or shorter time.  All agreements by the ISO or the aggrieved Participant and the Participants Committee to use mediation shall establish a schedule which will control unless later changed by mutual agreement.

         C.       Arbitration:
                  -----------

                (1)        Selection of Arbitrator:  The ISO or the aggrieved Participant and the Participants Committee shall
                           -----------------------
                           attempt to choose by mutual agreement a single neutral arbitrator to hear the dispute.  If the ISO or the Participant and the Participants Committee fail to agree upon a single arbitrator within ten calendar days of the giving of notice of arbitration to the Secretary of the Participants Committee or the Secretary of the ISO
                           Board, as the case may be, the American Arbitration Association shall be asked to appoint an arbitrator.  In either case, the arbitrator shall be knowledgeable in matters involving the electric power industry, including the operation of control areas and bulk power systems, and shall not have any substantial business or financial relationships with the ISO, NEPOOL or its Participants (other than previous experience as an arbitrator) unless otherwise mutually agreed by the ISO or the aggrieved
                           Participant and the Participants Committee.

                (2)        Costs: NEPOOL shall be responsible for all of the costs of the proceeding if it is initiated by the ISO
                           -----
                           or by the Participants Committee.  If a proceeding is initiated by an aggrieved
                           Participant, each party shall be responsible for the following costs, if applicable:

                           (i)      its own costs incurred during the arbitration process (except that this does not preclude billing the aggrieved Participant for its share of NEPOOL
                                    Expenses that may include the Participants Committee's arbitration costs); plus
                                                                                                               ----

                           (ii)     One half of the common costs of the arbitration including, but not limited to, the arbitrator's fee and expenses, the rental charge for a hearing room and the cost of a court reporter and transcript, if required.

                (3)       Hearing Location:  Unless otherwise mutually agreed, the site for all arbitration hearings shall be
                          ----------------
                          NEPOOL counsel's office.

         D.       Rules and Procedures:
                  --------------------

        (1)       Procedure and Discovery:  The procedural rules (if any), the conduct of the arbitration and the
                  -----------------------
                  availability, extent and duration of pre-hearing discovery (if any), which shall be limited to the minimum necessary to resolve the matters in dispute, shall be determined by the arbitrator in his/her sole discretion at or prior to the initial hearing.

        (2)       Pre-hearing Submissions:  The Aggrieved Party shall provide the arbitrator with a brief written
                  -----------------------
                  statement of its complaint and a statement of the remedy or remedies it seeks, accompanied by copies of any documents or other materials it wishes the arbitrator to review.  The Participants Committee will provide the arbitrator with a copy of this
                  Agreement and all relevant implementing documents, a brief description of the action being arbitrated, copies of the minutes of all NEPOOL committee meetings at which the matter was discussed, a brief statement explaining why the Participants Committee believes its decision should be upheld by the arbitrator, and copies of any documents or other materials the Participants Committee wishes the arbitrator to review.  If the
                  Participants Committee is the Aggrieved Party, the ISO Board will provide copies of minutes of the ISO Board meetings at which the matter was discussed, a brief statement explaining why the ISO Board believes its decision should be upheld by the arbitrator, and copies of any documents or other materials the ISO Board wishes the arbitrator to review. These submissions shall be made within five days after the selection of the arbitrator.

                  In addition, each party shall designate one or more individuals to be available to answer questions the arbitrator may have on the documents or other materials submitted by that party.  The answers to all such questions shall be reduced to writing by the party providing the answer and a copy shall be furnished to the other party.

        (3)       Initial Hearing:  An initial hearing will be held no later than 10 days after the selection of the
                  ---------------
                  arbitrator and shall be limited to issues raised in the pre-hearing filings.  The scheduling of further hearings at the request of either party or on the arbitrator's own motion shall be within the sole discretion of the arbitrator.

        (4)       Decision:  The arbitrator's decision shall be due, unless the deadline is extended by mutual agreement
                  --------
                  of the ISO or the aggrieved Participant and the Participants Committee, within sixty days of the initial hearing or within ninety days of the Aggrieved Party's initiation of arbitration, whichever occurs first.  The arbitrator shall be authorized only to interpret and apply the provisions of this Agreement and the arbitrator shall have no power to modify or change the Agreement in any manner.

        (5)       Effect of Arbitration Decision:  The decision of the arbitrator will be conclusive in a subsequent
                  ------------------------------
                  regulatory or legal proceeding as to the facts determined by the arbitrator but will not be conclusive as to the law or constitute precedent on issues of law in any subsequent regulatory or legal proceedings.

                  An aggrieved party may initiate a proceeding with a court or with the Commission with respect to the arbitration or arbitrator's decision only:

                           o        if the arbitration process does not result in a decision within the time period specified and the proceeding is initiated within thirty days after the expiration of such time period; or

                           o        on the grounds specified in Sections 10 and 11 of Title 9 of the United States
                                    Code for judicial vacation or modification of an arbitration award and the proceeding is initiated within thirty days of the issuance of the arbitrator's decision.

        (6)       Other Disputes:  In the event a dispute arises with a Non-Participant which receives or is eligible to
                  --------------
                  receive service under this Agreement or the Tariff with respect to such service, the
                  Non-Participant shall have the right to have the dispute considered by the
                  Participants Committee.  In the event the Non-Participant is aggrieved by the
                  Participants Committee's vote on the dispute, and the vote has any of the effects specified in paragraph A of this Section 21.1, the aggrieved Non-Participant may require that the dispute be resolved in accordance with this Section 21.1.  To the extent that NEPOOL provides services to Non-Participants under separate agreements, the Participants Committee shall incorporate the provisions of this Section by reference in any such agreement, in which case the term "Participant" shall be deemed for purposes of the dispute resolution provisions to include such Non-Participant purchasers of NEPOOL services.

21.2     PAYMENT OF POOL CHARGES; TERMINATION OF STATUS AS PARTICIPANT.
         -------------------------------------------------------------

        (a)       Any Participant shall have the right to terminate its status as a Participant upon no less than six months' prior written notice given to the Secretary of the Participants Committee.

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Restated NEPOOL Agreement

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        (b)       If at any time during the term of this Agreement a receiver or trustee of a Participant is appointed or a Participant is adjudicated bankrupt or an order for relief is entered under the Federal
                  Bankruptcy Code against a Participant or if there shall be filed against any Participant in any court (pursuant to the Federal Bankruptcy Code or any statute of Canada or any state or province) a petition in bankruptcy or insolvency or for reorganization or for appointment of a receiver or trustee of all or a portion of the Participant's property, and within ninety days after the filing of such a petition against the Participant, the Participant shall fail to secure a discharge thereof, or if any Participant shall file a petition in voluntary bankruptcy or seeking relief under any provision of any bankruptcy or insolvency law or shall make an assignment for the benefit of creditors, the Participants Committee may terminate such
                  Participant's status as a Participant as of any time thereafter.

        (c)       Each Participant is obligated to pay when due in accordance with NEPOOL procedures all amounts invoiced to it by NEPOOL, or by the ISO on behalf of NEPOOL.  If the Participant fails to meet this requirement for continuation of service, the actions described in subsection (d) of this
                  Section 21.2 may be taken.  If a Participant disputes a NEPOOL invoice with respect to charges for transmission service in whole or part, it shall be entitled to continue to receive service under the Agreement and the Tariff, so long as the Participant (i) continues to make all payments not in dispute, and (ii) pays into an independent escrow account the portion of the invoice in dispute, pending resolution of the dispute.

        (d)       In the event a Participant fails to pay when due in accordance with NEPOOL System Rules (including, without limitation, the NEPOOL Billing Policy attached to the Tariff (the "Billing Policy"))
                  all amounts invoiced to it by NEPOOL, or by the ISO on behalf of NEPOOL (a "Payment Default"), or the Participant fails to comply with the Financial Assurance Policy for NEPOOL Members attached to the Tariff (the "Member Financial Assurance Policy"), or the Participant fails to perform any other obligations under the Agreement or the Tariff, and such failure continues for at least ten days, NEPOOL, or the ISO on behalf of NEPOOL, may (but shall not be required to)
                  notify such Participant in writing, electronically and by first class mail sent in each case to such Participant's member or alternate on the Participants Committee or billing contact, that it is in default, and NEPOOL

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Restated NEPOOL Agreement

-------------------------------------------------------------------------------------------------------------------

                  may initiate a proceeding before the Commission to terminate such Participant's status as a
                  Participant.  Either simultaneously with the giving of the notice described in the preceding sentence or within ten days thereafter (unless the default or failure giving rise to such notice is cured during such period), NEPOOL, or the ISO on behalf of NEPOOL, shall notify each other member and alternate on the Participants Committee and each Participant's billing contact of the identity of the Participant receiving such notice, whether such notice relates to a
                  Payment Default, to a failure to comply with the Member Financial Assurance Policy, or to another failure to perform obligations under the Agreement or the Tariff, and the actions the
                  ISO plans to take and/or has taken in response to such default or failure.  Pending Commission action on such termination, NEPOOL may suspend service, in whole or part, to the Participant on or after 50 days after the giving of notice and the initiation of such proceeding, in accordance with

                                                [Next Sheet is 265]

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                  Commission policy, unless the Participant cures the default within such 50-day period.

        (e)       If the status of a Participant as a Participant is terminated pursuant to this Section 21.2 or any other provision of this Agreement, such former Participant's generation and transmission facilities shall continue to be subject to such NEPOOL or other requirements relating to reliability as the Commission may approve in acting on the termination, for so long as the Commission may direct.  Further, if any of such former Participant's transmission facilities are required in order to permit transactions among any of the remaining Participants pursuant to this Agreement or the Tariff, all pending requests for transmission service under the Tariff relating to such
                  Participant's facilities shall be followed to completion under the Participant's own tariff and all existing service over the Participant's facilities shall continue to be provided under the
                  Tariff for a period of three years.  It is the intent of this subsection that no such termination should be allowed to jeopardize the reliability of the bulk power facilities of any remaining Participant or should be allowed to impose any unreasonable financial burden on any remaining Participant.

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Restated NEPOOL Agreement

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        (f)       No such termination of a Participant's status as a Participant shall affect any obligation of, or to, such former Participant incurred prior to the effective time of such termination.

21.3     ASSIGNMENT.  The Agreement shall inure to the benefit of, and shall be binding upon, the successors and
         ----------
         assigns of the respective signatories hereto, but no assignment of a signatory's interests or obligations under the Agreement or any portion thereof shall be made without the written consent of the
         Participants Committee, except as otherwise permitted by the Tariff, or except in connection with a sale, merger, or consolidation which results in the transfer of all or a portion of a signatory's generation or transmission assets to, and the assumption of all of the obligations of the signatory under this Agreement (or in the case of a transfer of a portion of a signatory's generation or transmission assets, the assumption of obligations of the signatory under this Agreement with respect to such assets) by, an acquiring or surviving Entity which either is, or concurrently becomes, a
         Participant, or agrees to assume such of the signatory's obligations with respect to such assets as the
         Participants Committee may reasonably require, or except in connection with the grant of a security interest in a Participant's assets as security for bonds or other financing.

21.4     FORCE MAJEURE.  A Participant shall not be considered to be in default in respect of any obligation
         -------------
         hereunder if prevented from fulfilling such obligation by an event of Force Majeure.  An event of Force
         Majeure means any act of God, labor disturbance, act of the public enemy, war, insurrection, riot, fire, storm or flood, explosion, breakage or accident to machinery or equipment, any Curtailment, any order, regulation or restriction imposed by a court or governmental military or lawfully established civilian authorities, or any other cause beyond a Participant's control, provided that no event of Force Majeure affecting any Participant shall excuse that Participant from making any payment that it is obligated to make under this Agreement.  A Participant whose performance under this Agreement is hindered by an event of Force Majeure shall make all reasonable efforts to perform its obligations under this Agreement, and shall promptly notify the Participants Committee of the commencement and end of any event of Force
         Majeure.

21.5     WAIVER OF DEFAULTS.  No waiver of the performance by a Participant of any obligation under this
         ------------------
         Agreement or with respect to any default or any other matter arising in connection with this Agreement shall be effective unless given by the Participants Committee.  Any such waiver by the Participants
         Committee in any particular instance shall not be deemed a waiver with respect to any subsequent performance, default or matter.

21.6     OTHER CONTRACTS.  No Participant shall be a party to any other agreement which in any manner is
         ---------------
         inconsistent with its obligations under this Agreement.

21.7     LIABILITY AND INSURANCE.
         -----------------------

        (a)       Each Participant will indemnify and save each of the other Participants, its officers, directors and
                  Related Persons (each an "Indemnified Party") harmless from and against all actions, claims, demands, costs, damages and liabilities asserted by a third party against the Indemnified Party seeking indemnification and arising out of or relating to bodily injury, death or damage to property caused by or sustained on facilities owned or controlled by such Participant that are the subject of this Agreement, or caused by a failure to act in accordance with this Agreement by the Participant from which indemnification is sought, except (i) to the extent that such liabilities result from the negligence or willful misconduct of the Participant seeking indemnification, and (ii) each Participant shall be responsible for all claims of its own employees, agents and servants growing out of any workmen's compensation law.  The amount of any indemnity payment under the provisions of this Section 21.7 shall be reduced (including, without limitation, retroactively) by any insurance proceeds or other amounts actually recovered by the Indemnified Party in respect of the indemnified action, claim, demand, cost, damage or liability.  Notwithstanding the foregoing, no Participant shall be liable to any
                  Indemnified Party for any claim for loss of profits or revenues, attorneys' fees or costs, cost of capital or financing, loss of goodwill or cost of replacement power arising from a
                  Participant's carrying out, or failing to carry out, any obligations contemplated by this
                  Agreement or for any other indirect, incidental, special, consequential, punitive, or multiple damages or loss; provided, however, that nothing herein shall reduce or limit the obligations of any Participant to Non-Participants.

        (b)       Each Participant shall furnish, at its sole expense, such insurance coverage as the Participants
                  Committee may reasonably require with respect to its obligation pursuant to Section 21.7(a).

21.8     RECORDS AND INFORMATION.  Each Participant shall keep such records as may reasonably be required by a
         -----------------------
         NEPOOL committee or the System Operator, and shall furnish to such committee or the System Operator such records, reports and information (including forecasts) as it may reasonably require, provided the confidentiality thereof is protected in accordance with NEPOOL's information policy.

21.9     CONSISTENCY WITH NPCC AND NERC STANDARDS.  The standards, criteria and rules adopted by NEPOOL
         ----------------------------------------
         committees under this Agreement shall be consistent with those adopted by the NPCC and NERC or any successor to either.

21.10    CONSTRUCTION.
         ------------

        (a)       The Table of Contents contained in this Agreement and the headings of the Sections of this Agreement are intended for convenience only and shall not be deemed to be part of this Agreement or considered in construing it.

        (b)       This Agreement shall be interpreted, construed and governed in accordance with the laws of the State of
                  Connecticut.

21.11    AMENDMENT.  Subject to Section 17A and the provisions of this Section, this Agreement, including the
         ---------
         Tariff, and any attachment or exhibit hereto may be amended from time to time by vote of the
         Participants in accordance with Section 6.11.

         Any amendment to this Agreement approved in accordance with Section 6.11 and/or Section 17A shall be in writing and shall become effective, and shall bind all Participants regardless of whether they have executed a ballot in favor of such amendment, on the date specified in the amendment, subject to acceptance or approval by the Commission.  Nothing herein shall be construed to prevent any Participant from challenging any proposed amendment before a court or regulatory agency on the ground that the proposed amendment or its application to the Participant is in violation of law or of this Agreement.

21.12    TERMINATION.  This Agreement shall continue in effect until terminated, in accordance with the
         -----------
         Commission's regulations, by Participants represented by members of the Participants Committee having
         Member Fixed Voting Shares equal to at least 70% of the Member Fixed Voting Shares of all Participants.
         No such termination shall relieve any party of any obligation arising prior to the effective time of such termination.

21.13    NOTICES TO PARTICIPANTS, COMMITTEES, COMMITTEE MEMBERS, OR THE SYSTEM OPERATOR.
         ------------------------------------------------------------------------------

        (a)       Any notice, demand, request or other communication required or authorized by this Agreement to be given to any Participant shall be in writing, and shall be (1) personally delivered to the
                  Participants Committee member or alternate representing that Participant; (2) mailed, postage prepaid, to the Participant at the address of its member on the Participants Committee as set out in the NEPOOL roster; (3) sent by facsimile ("faxed") to the Participant at the fax number of its member on the Participants Committee as set out in the NEPOOL roster; or (4) delivered electronically to the Participant at the electronic mail address of its member on the
                  Participants Committee or at the address of its principal office.  The designation of any such address may be changed at any time by written notice delivered to the Secretary of the
                  Participants Committee, who shall cause such change to be reflected in the NEPOOL roster.

        (b)       Any notice, demand, request or other communication required or authorized by this Agreement to be given to any NEPOOL committee shall be in writing and shall be delivered to the Secretary of the committee.  Each such notice shall either be personally delivered to the Secretary, mailed, postage prepaid, or sent by facsimile ("faxed") to the Secretary at the address or fax number set out in the NEPOOL roster, or delivered electronically to the Secretary. The designation of such address may be changed at any time by written notice delivered to each Participant.

        (c)       Any notice, demand, request or other communication required or authorized by this Agreement to be given to a member or alternate to that member of a Principal Committee (for the purposes of this
                  Section 21.13, individually or collectively, the "Committee Member") shall be (1) personally delivered to the Committee Member; (2) mailed, postage prepaid, to the Committee Member at the address of the Committee Member set out in the NEPOOL roster; (3) sent by facsimile ("faxed")
                  to the Committee Member at the fax number of the Committee Member set out in the NEPOOL roster;
                  or (4) delivered electronically to the Committee Member at the electronic mail address of the
                  Committee Member set out in the NEPOOL roster.  The designation of any such address may be changed at any time by written notice delivered to the Secretary of the Principal Committee on which the Committee Member serves, who shall cause such change to be reflected in the NEPOOL roster.

        (d)       Any notice, demand, request or other communication required or authorized by this Agreement to be given to the System Operator shall be in writing, and shall be (1) personally delivered to the
                  Participants Committee member or alternate appointed by the System Operator; (2) mailed, postage prepaid, to the System Operator at the address of its member on the Participants
                  Committee as set out in the NEPOOL roster; (3) sent by facsimile ("faxed") to the System
                  Operator at the fax number of its member on the Participants Committee as set out in the NEPOOL
                  roster; or (4) delivered electronically to the System Operator at the electronic mail address of its member on the Participants Committee or at the address of its principal office.  The designation of any such address may be changed at any time by written notice delivered to the
                  Secretary of the Participants Committee, who shall cause such change to be reflected in the
                  NEPOOL roster.

        (e)       To the extent that the Participants Committee is required to serve upon any Participant a copy of any document or correspondence filed with the Commission under the Federal Power Act or the
                  Commission's rules and regulations thereunder, by or on behalf of any Principal Committee, such service may be accomplished by electronic delivery to the Participant at the electronic mail address of its Participants Committee member and alternate.  The designation of any such address may be changed at any time by written notice delivered to the Secretary of the
                  Participants Committee.

        (f)       Any such notice, demand or request so addressed and mailed by registered or certified mail shall be deemed to be given when so mailed.  Any such notice, demand, request or other communication sent by regular mail or by facsimile ("faxed") or delivered electronically shall be deemed given when received by the Participant, Committee Member, System Operator, or Secretary of the
                  NEPOOL committee, whichever is applicable.

21.14    SEVERABILITY AND RENEGOTIATION.  If any provision of this Agreement is held by a court or regulatory
         ------------------------------
         authority of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall continue in full force and effect and shall in no way be affected, impaired or invalidated, except as otherwise explicitly provided in this
         Section.

         If any provision of this Agreement is held by a court or regulatory authority of competent jurisdiction to be invalid, void or unenforceable, or if the Agreement is modified or conditioned by a regulatory authority exercising jurisdiction over this Agreement, the Participants shall endeavor in good faith to negotiate such amendment or amendments to this Agreement as will restore the relative benefits and obligations of the Participants under this Agreement immediately prior to such holding, modification or condition.  If after sixty days such negotiations are unsuccessful the Participants may exercise their withdrawal or termination rights under this Agreement.

21.15    NO THIRD-PARTY BENEFICIARIES.  Except for the provisions of this Agreement and the Tariff which provide
         ----------------------------
         for service to Non-Participants, this Agreement is intended to be solely for the benefit of the
         Participants and their respective successors and permitted assigns and, unless expressly stated herein, is not intended to and shall not confer any rights or benefits on any third party (other than successors and permitted assigns) not a signatory hereto.

21.16    COUNTERPARTS.  This Agreement may be executed in any number of counterparts, and each executed
         ------------
         counterpart shall have the same force and effect as an original instrument and as if all the parties to all of the counterparts had signed the same instrument.  Any signature page of this Agreement may be detached from any counterpart of this Agreement without impairing the legal effect of any signatures thereon, and may be attached to another counterpart of this Agreement identical in form hereto but having attached to it one or more signature pages.

         IN WITNESS WHEREOF, the signatories have caused this Agreement to be executed by their duly authorized officers or representatives.

New England Power Pool                                                                                Sheet No. 278
Restated NEPOOL Agreement
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                                                NEPOOL Participants

Participant Name                                                                       Effective Date of Membership
                                                                                                 if after 6/30/2000
AES NewEnergy, Inc.
AllEnergy Marketing Co., LLC
Amerada Hess Corporation                                                                                   1/1/2001
American Electric Power Service Corporation
ANP Funding I, LLC                                                                                         6/1/2001
ANP Marketing Company                                                                                      3/1/2001
Appalachian Power Company
Aquila Energy Marketing Corporation
Ashburnham Municipal Light Plant
Associated Industries of Massachusetts
Axia Energy, LP                                                                                            2/1/2001
Bangor Hydro-Electric Company
Belmont Municipal Light Department
Berkshire Power Development, Inc.
Boston Edison Company
Boylston Municipal Light Department
BP Energy Company                                                                                         12/1/2000
Braintree Electric Light Department
Burlington Electric Department
Calpine Energy Services, LP                                                                               11/1/2000
Cambridge Electric Light Company
Canal Electric Company
Cape Light Compact                                                                                         7/1/2000
Cargill-Alliant, LLC
Central Maine Power Company
Central Vermont Public Service
Chicopee Municipal Lighting Plant
CinCap IV, LLC
CinCap V, LLC
Cincinnati Gas and Electric Company, Inc., The
Cinergy Capital and Trading, Inc.
Citizens Utilities Company
CMS Marketing Services and Trading                                                                         9/1/2000
Columbus Southern Power Company
Commonwealth Electric Company
Concord Electric Company
Concord Municipal Light Plant
Conectiv Energy Supply, Inc.
Connecticut Energy Cooperative, Inc.
Connecticut Jet Power LLC

New England Power Pool                                                                                Sheet No. 279
Restated NEPOOL Agreement
-------------------------------------------------------------------------------------------------------------------

Participant Name                                                                       Effective Date of Membership
                                                                                                 if after 6/30/2000
Connecticut Light and Power Company, The
Connecticut Municipal Electric Energy Cooperative
Conservation Services Group, Inc.                                                                          6/1/2001
Consolidated Edison Co. of New York, Inc.
Consolidated Edison Development, Inc.
Consolidated Edison Energy, Inc.
Consolidated Edison Solutions, Inc.
Constellation Power Source, Inc.
Coral Power, LLC
Danvers Electric Division
Devon Power LLC
Dighton Power Associates Limited Partnership
Dominion Marketing I, Inc.                                                                                 2/1/2001
Dominion Marketing II, Inc.                                                                                2/1/2001
Dominion Marketing III, Inc.                                                                               6/1/2001
Dominion Nuclear Connecticut, Inc.                                                                         2/1/2001
Dominion Retail, Inc.                                                                                      5/1/2001
DTE Energy Trading, Inc.                                                                                   2/1/2001
Duke Energy North America LLC
Duke Energy Trading and Marketing, LLC
DukeSolutions, Inc.
Dynegy Power Marketing, Inc.
Edison Mission Marketing and Trading, Inc.                                                                   9/1/2000
El Paso Merchant Energy, LP
EmPower Energy, LLC                                                                                        8/1/2001
Energy America, LLC
Energy Atlantic, LLC
Energy Management, Inc.                                                                                    2/1/2001
Energy New England LLC
Engage Energy America LLC                                                                                 10/1/2000
Enron Energy Marketing Corp.
Enron Energy Services, Inc.
Enron Power Marketing, Inc.
Entergy Nuclear Generation Company
ESI Northeast Energy GP, Inc.
Exelon Generation Company, LLC                                                                             5/1/2001
Exeter and Hampton Electric Company
Fitchburg Gas and Electric Light Company
Forster Inc.
FPL Energy AVEC, LLC
FPL Energy Maine Hydro, LLC

New England Power Pool                                                                                Sheet No. 280
Restated NEPOOL Agreement
-------------------------------------------------------------------------------------------------------------------

Participant Name                                                                       Effective Date of Membership
                                                                                                 if after 6/30/2000

FPL Energy Maine, Inc.
FPL Energy Mason, LLC
FPL Energy Power Marketing, Inc.
FPL Energy Wyman IV, LLC
FPL Energy Wyman, LLC
FPL Energy LLC
Gardiner Paperboard
Georgetown Municipal Light Department
Granite State Electric Company
Great Bay Power Corporation
Green Mountain Power
Griffin Energy Marketing, LLC
Groton Electric Light Department
H.Q. Energy Services (U.S.) Inc.
Hingham Municipal Lighting Plant
Holden Municipal Light Department
Holyoke Gas and Electric Department
Holyoke Water Power Company
Hudson Light and Power Department
Hull Municipal Lighting Plant
Indeck Energy-Alexandria, LLC                                                                              5/1/2001
Indeck Maine Energy, LLC
Indeck-Pepperell Power Associates, Inc.
Indiana Michigan Power Company
Industrial Energy Consumer Group
Ipswich Municipal Light Department
IRATE, Inc.
J.F. Gray and Associates, LLC                                                                                7/1/2000
Johnson Electric Light Department
Kentucky Power Company
Littleton Electric Light Department
Lowell Cogeneration Co. Limited Partnership
Maine Health and Higher Educational Facilities Authority                                                    10/1/2000
Maine Skiing, Inc.
Mansfield Municipal Electric Department
Marblehead Municipal Light Department
Marc Schaefer                                                                                              8/1/2000

New England Power Pool                                                                                Sheet No. 281
Restated NEPOOL Agreement
-------------------------------------------------------------------------------------------------------------------

Participant Name                                                                       Effective Date of Membership
                                                                                                 if after 6/30/2000

Massachusetts Electric Company
Massachusetts Energy Buyers Coalition
Massachusetts Municipal Wholesale Electric Company
Massachusetts Public Interest Research Group, Inc.                                                         5/1/2001
Mead Oxford Corporation
Merchant Energy Group of the Americas, Inc.                                                                8/1/2000
MHI Inc.
Middleborough Gas and Electric Department
Middleton Municipal Electric Department
Middletown Power LLC
MIECO, Inc.                                                                                               12/1/2000
Milford Power Limited Partnership
Mirant Americas Energy Marketing, LP
Mirant Canal, LLC
Mirant Kendall, LLC
Mirant New England, LLC
Montville Power LLC
Morgan Stanley Capital Group, Inc.
Narragansett Electric Company
New England Power Company
New Hampshire Electric Cooperative, Inc.
New Power Company, The                                                                                    12/1/2000
New York State Electric and Gas, Inc.                                                                        8/1/2000
Niagara Mohawk Energy Inc.
Niagara Mohawk Energy Marketing, Inc.
North American Energy Conservation, Inc.
North Attleborough Electric Department
Northeast Generation Company
Northeast Generation Services Company                                                                      6/1/2001
Norwalk Power LLC
Norwood Municipal Light Department
NRG Power Marketing Inc.
NYSEG Solutions, Inc.
Ohio Power Company
Pascoag Fire District - Electric Department
Paxton Municipal Light Department
Peabody Municipal Light Plant
PEC Energy Marketing, Inc.
PECO Energy Company

New England Power Pool                                                                                Sheet No. 282
Restated NEPOOL Agreement
-------------------------------------------------------------------------------------------------------------------

Participant Name                                                                       Effective Date of Membership
                                                                                                 if after 6/30/2000

Penobscot Hydro, LLC
PG and E Energy Trading-Power, LP
PG and E Energy Trading, LP
PPL EnergyPlus Co.
PPL Wallingford Energy, LLC                                                                                3/1/2001
Praxair, Inc.
Providence Energy Services, Inc.
PSEG Energy Resources and Trade LLC                                                                         11/1/2000
PSEG Energy Technologies Inc.
PSI Energy, Inc.
Public Service Company of Colorado                                                                        10/1/2000
Public Service Company of New Hampshire
Public Service Electric and Gas Co.
Quinnipiac Energy LLC                                                                                     8/17/2000
Reading Municipal Light Plant
Readsboro Electric Light Department
Reliant Energy Services, Inc.
Richard Silkman
Rochester Electric Light and Power
Rowley Municipal Light Plant
Rumford Power Associates Limited Partnership
Select Energy Inc.
Sempra Energy Trading Corp.
Shrewsbury's Electric Light Department
Sithe New England Holdings, LLC
SmartEnergy.com
Somerset Power LLC
South Hadley Electric Light Department
State of Maine, Office of the Governor
Sterling Municipal Electric Light Department
Strategic Energy, Limited Partnership

New England Power Pool                                                                                Sheet No. 283
Restated NEPOOL Agreement
-------------------------------------------------------------------------------------------------------------------

Participant Name                                                                       Effective Date of Membership
                                                                                                 if after 6/30/2000

Taunton Municipal Lighting Plant
TCPL Power Ltd.                                                                                           12/1/2000
Templeton Municipal Lighting Plant
Texas Instruments Incorporated
The Energy Consortium
The Energy Council of Rhode Island
Tiverton Power Associates Limited Partnership
Tractebel Energy Marketing, Inc.
TransAlta Energy Marketing (U.S.) Inc.                                                                     7/1/2000
TransCanada Energy Ltd.
TransCanada Power Marketing Ltd.
TransEnergie U.S. Ltd.
TXU Energy Trading Company                                                                                11/1/2000
UAE Lowell Power LLC
Union of Concerned Scientists, Inc.
United Illuminating Company, The
UNITIL Power Corp.
USGen New England, Inc.
Vermont Electric Cooperative
Vermont Electric Power Company, Inc.
Vermont Marble Company
Vermont Public Power Supply Authority
Virginia Electric and Power Co. (Virginia Power)
Wakefield Municipal Gas and Light Department
West Boylston Municipal Lighting Plant
Western Massachusetts Electric Company
Westfield Gas and Electric Light Department
Williams Energy Marketing and Trading Co.
Wiscasset, Town of
Wisvest-Connecticut, LLC
Worcester Trading, Inc.                                                              *Effective Date of approval as
                                                                                   Competitive Electric Supplier by
                                                                                                     State of Maine
WPS Energy Services Inc.                                                                                   7/1/2000

New England Power Pool                                                                   Sheet Nos. 284 through 299
Restated NEPOOL Agreement

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                              Sheet Nos. 284 through 299 are reserved for future use.

New England Power Pool                                                                                Sheet No. 300
Restated NEPOOL Agreement

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                                                   ATTACHMENT A

                                                  METHODOLOGY FOR
                                                 DETERMINATION OF
                                                TRANSMISSION FLOWS

         The methodology for determining parallel path transmission flows to be used in determining the distribution of revenues received for Regional Network Service provided during the Transition Period, or for
Through or Out Service, is as follows, and shall be determined (1) on the basis of the flows for all transactions
                                                               ---
in the NEPOOL Control Area ("Regional Flows") for the purpose of allocating during the Transition Period Regional
Network Service revenues, and (2) on the basis of the flows for the particular transaction ("Transaction Flows")
                              ---
for the purpose of allocating revenues during or after the Transition Period from the furnishing of Through or
Out Service:

        A.        Responsibility for Calculations
                  -------------------------------

                  The calculation of megawatt mile allocations in accordance with this methodology shall be performed under the direction of the Reliability Committee.

        B.        Periodic Review
                  ---------------

                  Calculations of MW-Mile allocations shall be performed whenever significant changes to the transmission system load flows, as determined by the Reliability Committee, occur.

        C.        Facilities Included in the Analysis
                  -----------------------------------

                  1.       Transmission Lines

                           A calculation of MW-miles shall be determined for all PTF lines.

                  2.       Generators

                           The analysis shall include all generators with a Winter Capability equal to or greater than 10.0 MW.  Multiple generators connected to a single bus with a total Winter
                           Capability equal to or greater than 10.0 MW shall also be included.

                  3.       Transformers

                           All transformers connecting PTF transmission lines shall be included in the analysis.

        D.        Determination of Rate Distribution
                  ----------------------------------

                  1.       General

                           Modeling of the transmission system shall be performed using a system simulation program and associated cases as approved by the Reliability Committee.

                  2.       Determination of Regional Flows

                           The change in real power flow (MW) over each transmission line and transformer shall be determined for each generator (or group of generators on a single bus) by determining the absolute value of the difference between the flows on each facility with the generator(s) modeled off and while operating at its net Winter Capability.
                           In addition, a generator shall be simulated at each transmission line tie to the
                           NEPOOL Control Area and changes in flow determined for this generator off or while generating at a level of 100 MW.  Loads throughout the NEPOOL Control Area shall be proportionally scaled to account for differences in generator output and electrical losses.  The changes in flow shall be multiplied by the length of each respective line.  Changes in flow through transformers shall be multiplied by a factor of five.
                           Changes in flow through phase-shifting transformers shall be multiplied by a factor of ten.  The resulting values represent the MW-miles associated with each facility.

                  3.       Determination of Transaction Flows

                           a.       Definition of Supply and Receipt Areas

                                    For the purposes of these calculations, areas of supply and receipt shall be determined by the Reliability Committee.

                                    These areas shall be based on the system boundaries of each Local Network.

                           b.       Calculation of MW-Miles

                                    The change in real power flow (MW) over each transmission line and transformer shall be determined for each combination of supply and receipt areas by determining the absolute value of the difference between the flows on each facility following a scaled increase of the supplying areas generation by 100
                                    MW.  Loads in the area of receipt shall be scaled to account for changes in generation and electrical losses.  In instances where the areas of supply and/or receipt are outside the NEPOOL Control Area, the changes in real power flow will be determined only for facilities within the NEPOOL Control Area.
                                    The changes in flow shall then be multiplied by the length of each respective line.  Changes in flow through transformers shall be multiplied by a factor of five.

                                    Changes in flow through phase-shifting transformers shall be multiplied by a factor of ten.  The resulting values represent the MW-miles associated with each facility.

                  4.       Assignment of MW-Miles to Participants

                           Each Participant shall have assigned to it the MW-miles associated with each PTF facility for which it has full ownership and for which there are no arrangements in effect by which other Participants support the facility.  For facilities that are jointly owned and/or supported, each Participant shall be assigned MW-miles in proportion to the percentage of its ownership of jointly-owned facilities and/or the percentage of its support for facilities that are jointly supported to the extent such support payments are included in the determination of Annual Transmission Revenue
                           Requirements.

New England Power Pool                                                                                Sheet No. 305
Restated NEPOOL Agreement

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                                                   ATTACHMENT B

                                      NEPOOL OPEN ACCESS TRANSMISSION TARIFF

                                See FERC Electric Tariff, Fourth Revised Volume 1.

New England Power Pool                                                                                Sheet No. 308
Restated NEPOOL Agreement

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                                                   ATTACHMENT C

                                                RELIABILITY REGIONS